As filed with the Securities and Exchange Commission on November 4, 2005
                                        Securities Act File No. 333-112505
                                        Investment Company Act File No. 811-6674
================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM N-2
                        (Check appropriate box or boxes)

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                        Pre-Effective Amendment No. 3                  [X]
                       Post-Effective Amendment No. __                 [ ]

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                                Amendment No. 12                       [X]

                                -----------------

                          THE GREATER CHINA FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                               51 West 52nd Street
                            New York, New York 10019
                    (Address of Principal Executive Offices)

                                 (212) 882-5000
              (Registrant's Telephone Number, including Area Code)

                                -----------------

                                Joseph T. Malone
                               51 West 52nd Street
                            New York, New York 10019
                     (Name and Address of Agent for Service)

                                -----------------

                                 with copies to:

           John Donovan                              Thomas A. Hale
         White & Case LLP               Skadden, Arps, Slate, Meagher & Flom LLP
   1155 Avenue of the Americas                    333 West Wacker Drive
     New York, New York 10036                    Chicago, Illinois 60606
          (212) 819-8200                             (312) 407-0700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
It is proposed that this filing will become effective (check appropriate box)
     [ ] when declared effective pursuant to section 8(c)
If appropriate, check the following box:
     [ ] this [post-effective]amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
     [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is -_____.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

                          THE GREATER CHINA FUND, INC.

                              CROSS REFERENCE SHEET
        BETWEEN ITEMS OF REGISTRATION STATEMENT (FORM N-2) AND PROSPECTUS
                             PURSUANT TO RULE 495(A)

Item
No.            Caption                                           Location in Prospectus
-------------- ------------------------------------------------- -----------------------------------------------------
PART A

1.             Outside Front Cover.............................. Outside Front Cover
2.             Cover Page and Other Offering Information........ Inside Front and Outside Back Cover Page
3.             Fee Table and Synopsis........................... Expense Information
4.             Financial Highlights............................. Financial Highlights
5.             Plan of Distribution............................. The Offer; Distribution Arrangements
6.             Selling Shareholders............................. Not Applicable
7.             Use of Proceeds.................................. Use of Proceeds
8.             General Description of the Registrant............ Cover Page of Prospectus; The Fund; Net Asset Value
                                                                 and Market Price Information; Investment Objective
                                                                 and Policies; Special Considerations and Risk
                                                                 Factors; Description of Common Stock
9.             Management....................................... Management of the Fund; Enforceability of Civil
                                                                 Liabilities; Custodian, Transfer Agent, Dividend
                                                                 Paying Agent and Registrar
10.            Capital Stock, Long-Term Debt, and Other
                   Securities................................... Description of Common Stock; Dividends and
                                                                 Distributions; Dividend Reinvestment Plan; Taxation
11.            Defaults and Arrears on Senior Securities........ Not Applicable
12.            Legal Proceedings................................ Not Applicable
13.            Table of Contents of the Statement of
                   Additional Information....................... Table of Contents of the Statement of Additional
                                                                 Information

PART B

14.            Cover Page....................................... Cover Page
15.            Table of Contents................................ Cover Page
16.            General Information and History.................. General Information and History
17.            Investment Objective and Policies................ Investment Objective and Policies; Investment
                                                                 Restrictions; Brokerage Allocation and Other
                                                                 Practices
18.            Management....................................... Management of the Fund
19             Control Persons and Principal Holders of
                   Securities................................... Control Persons and Principal Holders of Securities
20.            Investment Advisory and Other Services........... Investment Advisory and Other Services
21.            Brokerage Allocation and Other Practices......... Brokerage Allocation and Other Practices
22.            Tax Status....................................... Taxation
23.            Financial Statements............................. Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                 SUBJECT TO COMPLETION DATED NOVEMBER 4, 2005
Prospectus
                          The Greater China Fund, Inc.
                       [__________] Shares of Common Stock
                            Issuable Upon Exercise of
                [__________] Rights to Subscribe for Those Shares

                            ------------------------

     We are issuing to our shareholders of record as of the close of business on [____], 2005, transferable rights entitling the holders of these rights to subscribe for an aggregate of [_____] shares of our common stock, par value $0.001 per share. Shareholders of record will receive one right for each share of common stock held on the record date. Shareholders who fully exercise their rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares represented by any unexercised rights. The rights are transferable and will be traded on the New York Stock Exchange (the "NYSE") under the symbol "GCH.RT" during the course of this offer. See "The Offer" for a complete discussion of the terms of this offer. The subscription price per share will be [__]% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the date on which the offer expires, as such date may be extended (the "expiration date"), and the four preceding business days and (ii) the net asset value per share of our common stock as of the close of business on the expiration date.

     We announced this offer [before the opening of trading] on the NYSE on [_______], 2005. Shares of our common stock trade on the NYSE under the symbol "GCH." The net asset values per share of our common stock at the close of business on [______], 2005 (the last trading date prior to our announcement), and on [_______], 2005 were $[____] and $[_____], respectively, and the last reported sale prices of a share of our common stock on the NYSE on those dates were $[_____] and $[_____], respectively.

     The offer will expire at 5:00 p.m., New York City time, on [_______], 2005, unless extended as described herein.

     We are a non-diversified, closed-end management investment company. We seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. We refer to such companies as "China companies." Under normal market conditions, as a fundamental policy, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China and Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of (i) China companies or (ii) companies organized under the laws of Taiwan or which, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, Hong Kong and/or Taiwan. We cannot assure you that our investment objective will be realized. See "Investment Objective and Policies" in this prospectus and "Investment Objective and Policies" and "Investment Restrictions" in the Statement of Additional Information referred to below.

     Investing in us involves special considerations that are not normally associated with investments in U.S. issuers. See "Risk Factors and Special Considerations" beginning on page 25 of this prospectus.

     Upon completion of the offer, shareholders who do not fully exercise their rights will own a smaller proportional interest in us than they owned prior to the offer. In addition, because the subscription price per share will be less than the net asset value per share of our common stock as of the expiration date, the offer will result in an immediate dilution of net asset value per share for all shareholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of our common stock will be on the expiration date or what the subscription price will be. Any such dilution will disproportionately affect nonexercising shareholders. If the subscription price per share is substantially less than the current net asset value per share, this dilution could be substantial. See "Risk Factors and Special Considerations--Dilution and Effect of Non-Participation in the Offer." Except as described herein, rights holders will have no right to rescind their subscriptions after receipt of their payment for shares by the subscription agent.

     This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing and should be retained for future reference. You may obtain additional information about us from our reports filed with the Securities and Exchange Commission ("SEC"). Where indicated, we have incorporated into this prospectus information from the Statement of Additional Information ("SAI") dated [__________], 2005. You can find the table of contents for the SAI on page 43 of this prospectus. You may obtain a copy of the SAI or our reports filed with the SEC upon written or oral request free of charge by contacting the information agent. In addition, the SAI and other reports filed with the SEC, including material incorporated by reference into this prospectus or the SAI, are available on the SEC's website at http://www.sec.gov.

     For information regarding the offer, please contact the information agent at 1-800-370-1749.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

====================================================================================================================

                                               Estimated                                      Estimated Net Proceeds
                                         Subscription Price (1)   Estimated Sales Load (2)         to Us (3)(4)
--------------------------------------------------------------------------------------------------------------------
Per Share...............................        $[_____]              $[_____]                   $[_____]
Total Maximum (5).......................        $[_____]              $[_____]                   $[_____]
====================================================================================================================
                                                                                (Footnotes on the following page)

                               UBS Investment Bank

                 The date of this prospectus is [_______], 2005

                                             (continued on the following page)

(Continued from the previous page)

     Our investment manager is Baring Asset Management (Asia) Limited, an indirect wholly owned subsidiary of Baring Asset Management Limited. Our administrator is UBS Global Asset Management (US) Inc., which is an affiliate of the dealer manager, UBS Securities LLC. The investment manager, as well as the administrator, will benefit from the offer because their fees are based on our average net assets. Our address is 51 West 52nd Street, New York, New York 10019-6114, and our telephone number is (212) 882-5000.

                            ------------------------

(Footnotes from the previous page)

(1) Estimated on the basis of [__]% of the [average of the last reported sales price of a share of our common stock on the NYSE on [________], 2005 and the four preceding business days] [net asset value per share on [_____], 2005]. See "The Offer-Subscription Price."
(2) UBS Securities LLC will act as dealer manager for this offer. In connection with the offer, the dealer manager will receive a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the subscription price per share for each share issued pursuant to the exercise of rights and the over-subscription privilege. The Fund has also agreed to reimburse the dealer manager up to an aggregate of $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer. In addition, the Fund has agreed to pay fees to the subscription agent and the information agent estimated to be $[25,000] each, inclusive of out-of-pocket expenses. These fees will be borne by all of the Fund's shareholders, including those shareholders who do not exercise their rights. The Fund has agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Distribution Arrangements."
(3) Before deduction of offering expenses payable by us, estimated at $[_____], including an aggregate of up to $100,000 to be paid to the dealer manager as partial reimbursement for its expenses. See "Distribution Arrangements."
(4) Funds received by check prior to the final due date of the offer will be deposited into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of shares.
(5) Assumes all rights are exercised at the estimated subscription price. All of the rights offered may not be exercised.

                            ------------------------

     Unless otherwise specified, all references in this prospectus to "U.S. dollars," "dollars," "US$" or "$" are to United States dollars; all references to "RMB" or "renminbi" are to renminbi, the legal tender currency of The People's Republic of China ("PRC" or "China"); and all references to "Hong Kong dollars" or "HK$" are to Hong Kong dollars, the legal tender currency of Hong Kong. On [_______], 2005, the noon buying rates in New York City for cable transfers certified for customs purposes by the Federal Reserve Bank of New York were RMB[_____] per U.S. dollar and HK$[_____] per U.S. dollar.

     Unless otherwise indicated, U.S. dollar equivalent information in renminbi for a period is based on the official exchange rate on the last day in the period, U.S. dollar information for renminbi as of a specified date is based on the official exchange rate for that date, U.S. dollar equivalent information in Hong Kong dollars for a period is based on the average of the daily exchange rates for such period and U.S. dollar information for Hong Kong dollars as of a specified date is based on the exchange rate for such date. We make no representation in this prospectus that the renminbi, Hong Kong dollar or U.S. dollar can be converted into any other currency, at any particular rate or at all.

                                TABLE OF CONTENTS

                                                                         Page
Prospectus Summary..........................................................1

Expense Information.........................................................8

Financial Highlights........................................................9

The Offer..................................................................11

The Fund...................................................................21

Use Of Proceeds............................................................21

Net Asset Value And Market Price Information...............................22

Investment Objective And Policies..........................................23

Risk Factors And Special Considerations....................................25

Management Of The Fund.....................................................33

Enforceability Of Civil Liabilities........................................35

Distribution Arrangements..................................................36

Dividends And Distributions; Dividend Reinvestment Plan....................37

Description Of Common Stock................................................38

Taxation...................................................................40

Custodian, Transfer Agent, Dividend Paying Agent And Registrar.............41

Experts....................................................................41

Validity Of Common Stock And Other Legal Matters...........................41

Additional Information.....................................................41

Special Note Regarding Forward-Looking Statements..........................42

Table Of Contents Of The Statement Of Additional Information...............43

                               PROSPECTUS SUMMARY

     This summary highlights some information that is described more fully elsewhere in this prospectus. It may not contain all of the information that is important to you. To understand the offer fully, you should read the entire prospectus carefully, including the risk factors discussed in "Risk Factors and Special Considerations" beginning on page 25 of this prospectus, and the information included in the SAI.

The Offer

Purpose of the Offer

     As a consideration to making the offer, our Board of Directors has determined that it is in our best interest and would result in a net benefit to our existing shareholders to increase our assets available for investment, thereby enabling us to take advantage more fully of available existing and future investment opportunities consistent with our investment objective of long-term capital appreciation through investment primarily in listed equity securities of China companies. At a meeting held on [_____], 2005, our Board of Directors voted to approve the offer. In reaching this decision, the Board of Directors considered, among other matters, advice by the investment manager that new capital would permit us to take advantage of available and emerging investment opportunities in China companies without having to sell portfolio securities that the investment manager believes should be held. In the view of our investment manager, the outlook for new investment opportunities in China companies is promising. The offer seeks to provide an exclusive opportunity to existing shareholders to purchase shares at a discount to both the market price and net asset value (subject to the sales load described in this prospectus). The distribution to shareholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating shareholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur. Our Board of Directors also took into account that a well-subscribed rights offering may marginally reduce our expense ratio (since our fixed costs could be spread over a larger asset base), which would be of long-term benefit to us, and could increase trading liquidity of our shares on the NYSE.

     We cannot assure you that this offer will be successful or that, by increasing our size, our aggregate expenses and, correspondingly, our expense ratio will be lowered or that liquidity of our shares trading on the NYSE will increase. See "The Offer--Purpose of the Offer."

Terms of the Offer

     We are issuing to our shareholders of record as of the close of business on [_____], 2005, the record date for the offer, one transferable right for each share of common stock owned on the record date. Each shareholder on the record date and each other holder of the rights is entitled to subscribe for one share of common stock for every [_____] rights held ([__] for [__]). We will not issue fractional shares of our common stock upon the exercise of rights; accordingly, rights may be exercised only in multiples of [____], except that any shareholder on the record date who is issued fewer than [____] rights will be able to subscribe for one share of common stock. Rights are evidenced by subscription certificates that will be mailed to shareholders of record, except as described below under "The Offer--Foreign Restrictions." We refer to a rights holder's right to acquire during the subscription period at the subscription price one additional share for every [____] rights held (or in the case of any shareholder on the record date who is issued fewer than [____] rights, the right to acquire one share of common stock) as the "primary subscription."

     The rights are transferable and will be traded on the NYSE under the symbol "GCH.RT" during the course of this offer. Our outstanding common stock is listed on the NYSE and trades under the symbol "GCH", as will the shares issued upon exercise of the rights.

     Rights holders may exercise rights at any time during the subscription period, which commences on [______], 2005 and expires at 5:00 p.m., New York City time, on [_____], 2005 (the expiration date), unless we extend the expiration date to 5:00 p.m., New York City time, on a date no later than [_____], 2005. See "The Offer--Expiration of the Offer; Extending the Expiration of the Offer."

     Rights holders who are shareholders on the record date and who fully exercise the rights they obtained in the primary subscription will be entitled to an over-subscription privilege under which they may subscribe for additional shares at the subscription price. Any shares made available pursuant to the over-subscription privilege are subject to allotment. See "The Offer--Over-Subscription Privilege."

Over-Subscription Privilege

     Shareholders who exercise all the rights issued to them (other than those rights that cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares represented by any unexercised rights issued in the primary subscription. This is known as the "over-subscription privilege." Investors who are not shareholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. To the extent sufficient shares are not available to honor all over-subscription requests, any remaining unsubscribed shares will be allocated pro rata among those shareholders who over-subscribe based on the number of shares they owned on the record date for the offer. See "The Offer--Over-Subscription Privilege."

Subscription Price

     The subscription price for the shares we will issue pursuant to the exercise of rights in the primary subscription and the over-subscription privilege will be [__]% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date (the date on which the offer expires) and the four preceding business days and
(ii) the net asset value per share of our common stock as of the close of business on the expiration date. Since the subscription price will be determined on the expiration date, rights holders who decide to acquire shares in the primary subscription or under the over-subscription privilege will not know when they make that decision the purchase price of those shares. See "The Offer--Subscription Price."

Transferability and Sale of Rights

     The rights are transferable until the close of business on the last business day prior to the expiration date, which is [______], 2005. We may, however, extend the expiration of the offer until 5:00 p.m., New York City time, on a date no later than [_____], 2005. The rights will be traded on the NYSE under the symbol "GCH.RT", subject to notice of issuance. We will use our best efforts to ensure that an adequate trading market for the rights will exist by requesting that the rights be traded on the NYSE and by retaining the dealer manager, the subscription agent and the information agent, but we cannot assure you that a market for the rights will develop. Assuming a market does exist for the rights, you may purchase and sell rights through the usual brokerage channels or sell them through the subscription agent.

     Shareholders on the record date who do not wish to exercise any of the rights issued to them pursuant to this offer may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before 5:00 p.m., New York City time, on the expiration date (or, if the subscription period is extended, on or before 5:00 p.m., New York City time, two business days prior to the extended expiration date). The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred rights. See "The Offer--Transferability and Sale of Rights."

How to Subscribe

     Rights may be exercised by either:

          o sending a completed subscription certificate together with payment of the estimated subscription price of $[____] per share ([__]% of the [market price] [net asset value] per share on [_____], 2005) for the shares acquired in the primary subscription and for any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent prior to 5:00 p.m., New York City time, on the expiration date, or

          o having a bank, trust company or NYSE member deliver a notice of guaranteed delivery to the subscription agent prior to 5:00 p.m., New York City time, on the expiration date guaranteeing delivery of (i) payment of the estimated subscription price of $[____] per share for the shares subscribed for in the primary subscription and for any additional shares subscribed for pursuant to the over-subscription privilege and (ii) a completed subscription certificate.

     For additional information on exercising your rights, see "The Offer--Method of Exercise of Rights" and "The Offer--Payment for Shares."

Foreign Restrictions

     Subscription certificates will not be mailed to shareholders whose addresses are outside the United States (for these purposes, the "United States" includes its territories and possessions and the District of Columbia). The subscription agent will hold the rights to which those subscription certificates relate for such shareholders' accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on [_____], 2005, three business days prior to the expiration date (or, if the subscription period is extended, on or before three business days prior to the extended expiration date), the subscription agent will transfer the rights of these shareholders to the dealer manager, which will either purchase the rights or use its best efforts to sell the rights. The net proceeds, if any, from sale of those rights by or to the dealer manager will be remitted to these shareholders.

Subscription Agent

     The subscription agent is PFPC Inc. See "The Offer--Subscription Agent."

Information Agent

     The information agent is The Altman Group, Inc. See "The Offer--Information Agent."

How to Obtain Information

     You may obtain information with respect to the offer by contacting your bank, broker or nominee or the information agent, The Altman Group, Inc., toll-free at 1-800-370-1749.

Important Terms of, and Dates Relating to, the Offer

     The following are a few of the important terms of the offer, including key dates. For a detailed discussion of the terms of this offer, see "The Offer."

Total number of shares of common stock
  available for subscription .................   [_____]

Number of transferable rights you will
  receive for each outstanding share of
common stock you own on the record date.......   One right for every one share

Number of shares of common stock you
  may purchase with your rights at the
  subscription price per share................   [___] share for every [____]
                                                 rights (1)(2)(3)

Subscription price............................   [__]% of the lower of (i) the
                                                 average of the last reported
                                                 sale prices of a share of our
                                                 common stock on the NYSE on
                                                 the expiration date and the
                                                 four preceding business days
                                                 and (ii) the net asset value
                                                 per share of our common stock
                                                 as of the close of business on
                                                 the expiration date

Record date...................................   [_______], 2005

Subscription period...........................   [_____], 2005-[_____], 2005 (4)

Expiration date ..............................   [_______], 2005 (4)

Payment for shares or notice of
  guaranteed delivery due (5).................   [_______], 2005 (4)

Payment for guarantees of delivery
  due.........................................   [_______], 2005 (4)

Confirmation to participants..................   [_______], 2005 (4)

Final payment for shares due..................   [_______], 2005 (4)

---------------
(1) Fractional shares of our common stock will not be issued upon the exercise of rights; accordingly, rights may be exercised only in multiples of [____].
(2) Holders of our common stock on the record date will be able to acquire additional shares pursuant to an over-subscription privilege in certain circumstances.
(3) Any holder of our common stock on the record date who is issued fewer than [____] rights will be able to subscribe for one share of common stock in the primary subscription.
(4)  Unless the offer is extended to a date not later than [______], 2005.
(5) A rights holder exercising rights must deliver to the subscription agent by the expiration date either (i) a subscription certificate with payment for the shares subscribed or (ii) a notice of guaranteed delivery.

Distribution Arrangements

     UBS Securities LLC will act as dealer manager for the offer. Under the terms and subject to the conditions contained in a dealer manager agreement, the dealer manager will provide financial advisory services (including assisting the Fund in assessing dilution implications, earnings impact, expense analysis and competitive analysis and evaluating the terms of the offer) and marketing assistance (including preparation of marketing materials and public announcements) in connection with the offer and will solicit the exercise of rights and participation in the over-subscription privilege by record date shareholders by coordinating the activities of the subscription agent, the information agent and other shareholder communications and by forming and managing a group of selling broker-dealers and assisting such broker-dealers with their internal processing and promotion of the offer. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for these financial advisory, marketing and soliciting services equal to 3.75% of the subscription price per share for shares issued pursuant to the exercise of rights and the over-subscription privilege. The dealer manager will benefit from this offering as a result this fee arrangement. The dealer manager will reallow a portion of its fees to broker-dealers that have assisted in soliciting the exercise of rights. In addition, we have agreed to reimburse the dealer manager up to $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer. Prior to the expiration of the offer, the dealer manager may independently offer for sale shares of the Fund, including shares acquired through purchasing and exercising the rights, at prices it sets. The dealer manager may realize profits or losses independent of any fees described in this prospectus. See "Distribution Arrangements."

Use of Proceeds

     If 4,199,167 shares are sold at an assumed subscription price of $[____] per share, net proceeds of the offer are estimated to be approximately $[________], after deducting our estimated offering expenses including the fees and expenses of the dealer manager and other offering expenses estimated to be $[____].

     The investment manager has advised us that it anticipates that the net proceeds will be invested in accordance with our investment objective and policies set forth under "Investment Objective and Policies" below within three months of the expiration date, depending on market conditions and the availability of appropriate securities. In no event will the time period for investment of the net proceeds exceed six months from the expiration date. Pending such investment, the proceeds will be invested in high quality short-term debt instruments.

Information Regarding Us

Our Investment Objective and Policies

     We are a non-diversified, closed-end management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). We seek long-term capital appreciation through investment in listed equity securities of China companies, which are companies that (i) are organized under the laws of China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. Under normal market conditions, as a fundamental policy, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China and Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of (i) China companies or (ii) companies organized under the laws of Taiwan or which, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, Hong Kong and/or Taiwan.

For more information on our investment objective, investment policies and restrictions and for information relating to the markets in which the Fund invests, see "Investment Objective and Policies" in this prospectus and "Investment Objective and Policies," "Investment Restrictions" and "Certain Information Concerning China, Hong Kong and Taiwan" in the SAI.

The Investment Manager

     Baring Asset Management (Asia) Limited serves as our investment manager. The investment manager is a Hong Kong corporation that was incorporated in 1985 to advise institutional clients with respect to investments in Asia. It is an indirect wholly owned subsidiary of Baring Asset Management Limited, a leading international investment manager, which, through its subsidiaries, had approximately $34.5 billion in assets under management for pension funds, corporations, government agencies, charitable organizations, investment companies and private individuals as of December 31, 2004. Baring Asset Management Limited, through its subsidiaries, had approximately $2.9 billion invested in Asian securities markets (excluding Japan) as of December 31, 2004. See "Management of the Fund--Investment Manager" in this prospectus and "Investment Advisory and Other Services--Investment Manager" in the SAI.

Compensation of the Investment Manager

     We pay the investment manager a monthly fee at the annual rate of 1.25% of our average weekly net assets up to $250 million and 1.00% of such weekly assets in excess of $250 million. The fees payable to the investment manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. The investment manager will benefit from the offer because its fees are based on our average net assets. See "Management of the Fund--Investment Manager" in this prospectus and "Investment Advisory and Other Services--Investment Manager" in the SAI.

The Administrator

     Our administrator is UBS Global Asset Management (US) Inc. The administrator is an affiliate of UBS Securities LLC, the dealer manager of this offer. We pay the administrator a monthly fee at an annual rate of 0.22% of our average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000. Additionally, effective October 4, 2004, the Board of Directors appointed an employee of the administrator to serve as our Chief Compliance Officer for which the administrator receives 0.03% of our average weekly net assets as compensation for its services. The administrator will benefit from the offer because its fees are based on our average net assets. See "Management of the Fund--Administrator" in this prospectus and "Investment Advisory and Other Services--Administrator" in the SAI.

Custodian, Transfer Agent, Dividend Paying Agent and Registrar

     The Bank of New York serves as our custodian. Our custodian has entered into agreements with foreign subcustodians in accordance with delegation instructions approved by the Board of Directors. Our transfer agent, dividend paying agent and registrar is PFPC Inc. See "Custodian, Transfer Agent, Dividend Paying Agent and Registrar."

Risk Factors and Special Considerations

     Investing in us involves special considerations that are not normally associated with investments in U.S. issuers. See "Risk Factors and Special Considerations" beginning on page 25 of this prospectus to read about factors you should carefully consider before investing in us.

Certain Antitakeover Provisions

     Our organizational documents--our charter and bylaws--contain provisions that could have the effect of limiting (i) the ability of any party to acquire control of us, (ii) our freedom to engage in certain transactions, (iii) the ability of our Board of Directors or shareholders to amend our charter documents, (iv) the ability of our shareholders to change the composition of our Board of Directors or (v) our conversion to an open-end investment company. These provisions of our charter documents may be regarded as "antitakeover" provisions and could have the effect of depriving our shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. Our Board of Directors has considered these antitakeover provisions and concluded that they are in our best interest and the best interest of our shareholders. See "Description of Common Stock--Certain Antitakeover Provisions in Our Charter and Bylaws and under Maryland Law."

                               EXPENSE INFORMATION

Shareholder Transaction Expenses
  Sales load (as a percentage of the subscription
    price per share) (1)........................................          3.75%
  Dividend reinvestment plan fees (2)...........................          None
Annual Expenses (as a percentage of net assets
  attributable to common stock) (3)
  Management fees (4)...........................................          1.23%
  Other expenses (3)                                                      0.72%
    Administration fees (5)................................0.22%
    Other operating expenses ..............................0.50%

     Total annual expenses                                                 1.95%
                                                                           ====

     This table is intended to assist you in understanding the various costs and expenses that you will bear, directly or indirectly, by investing in us.

Example

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:

                   Cumulative expenses paid for the period of:
       1 year              3 years             5 years             10 years
       ------              -------             -------             --------
        $20                  $62                $106                $230

     The above example assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of 1.97%. The table above and the assumption in the example of a 5% annual return are required by SEC regulations applicable to all investment companies. This example should not be considered a representation of past or future expenses or rate of return; our actual expenses may be greater or less than those shown. For more complete descriptions of certain of our costs and expenses, see "Management of the Fund" in this prospectus and in the SAI.

---------------
(1) The dealer manager will receive a fee for financial advisory, marketing and soliciting services equal to 3.75% of the subscription price per share for each share issued pursuant to the exercise of the rights and the over-subscription privilege. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to [__]% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to [__]% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. We have also agreed to reimburse the dealer manager for a portion of its reasonable out-of-pocket expenses up to an aggregate of $100,000. In addition, we have agreed to pay fees to the subscription agent and the information agent estimated to be $[25,000] each, inclusive of out-of-pocket expenses. These fees will be borne by all of our shareholders, including those shareholders who do not exercise their rights.
(2)  See "Dividends and Distributions; Dividend Reinvestment Plan."
(3) Amounts are based on our most recently completed fiscal year, except that "Other expenses" are based on estimated amounts for our current fiscal year and assume that all of the rights are exercised.
(4) See "Management of the Fund--Investment Manager and--Management and Administration Agreements" in this prospectus and "Investment Advisory and Other Services--Investment Manager and--Management and Administration Agreements" in the SAI.
(5) See "Management of the Fund--Administrator and--Management and Administration Agreements" in this prospectus and "Investment Advisory and Other Services--Administrator and--Management and Administration Agreements" in the SAI.

                              FINANCIAL HIGHLIGHTS

     Ernst & Young LLP, our independent registered public accounting firm, audited the following selected financial data per share of our common stock for the four years ended December 31, 2004. Ernst & Young's reports with respect to this period were unqualified. The selected financial data as of June 30, 2005 and for the six months ended June 30, 2005 has been derived from our unaudited financial statements. The audited selected financial data below for the years ended December 31, 1995 to December 31, 2000 have been audited by other independent accountants whose reports with respect to that period were also unqualified. This information should be read in conjunction with the audited financial statements and the accompanying notes thereto for the year ended December 31, 2004 and the unaudited financial statements for the six-month period ended June 30, 2005 and the accompanying notes thereto, which are incorporated by reference in the SAI. You may obtain a copy of the SAI or any audit reports prepared in connection with this information by contacting the information agent.

----------------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
                                            June 30,
                                              2005
                                         (unaudited)       2004          2003          2002          2001          2000
                                        ------------       ----          ----          ----          ----          ----
                                                                                    (audited)
Net asset value, beginning of year..........  $17.18      $16.57        $10.06        $10.59        $10.84        $11.47

Income (loss) from investment
   operations:
Net investment income...............            0.17        0.20          0.27          0.09          0.04          0.06
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.....................            0.97        0.96          6.50        (0.58)        (0.23)        (0.66)
                                             -------     -------       -------     ---------     ---------     ---------
Total from investment operations....            1.14        1.16          6.77        (0.49)        (0.19)        (0.60)

Dividends and distributions to
   shareholders:
From net investment income..........              --      (0.21)        (0.26)        (0.04)        (0.06)        (0.03)
In excess of net investment
   income...........................              --          --            --            --            --            --
From net realized gain on investment
   transactions.....................              --      (0.34)            --            --            --            --
In excess of net realized gain on
   investments......................              --          --            --            --            --            --
                                             -------     -------       -------     ---------     ---------     ---------
Total dividends and distributions to
   shareholders.....................              --      (0.55)        (0.26)        (0.04)        (0.06)        (0.03)

Fund Share Transactions:
Dilutive effect of rights offering                --          --            --            --            --            --
Offering costs charged to
   paid-in-capital in excess of par               --          --            --            --            --            --
Total Fund share transactions.....                --          --            --            --            --            --
Net asset value, end of year........          $18.32      $17.18        $16.57        $10.06        $10.59        $10.84
                                             =======     =======       =======     =========     =========     =========
Market value, end of year...........          $16.30      $15.75        $19.12         $8.82         $8.76         $8.19
                                             =======     =======       =======     =========     =========     =========
Total investment return (1).........           3.49%    (14.77)%       120.13%         1.15%         7.67%       (1.86)%
                                             =======    ========       =======     =========     =========     =========

Ratios/Supplemental Data:
Net assets, end of year (000 omitted)       $230,776    $216,434      $208,699      $126,640      $133,406      $136,562
Ratio of expenses to average net assets    2.15% (2)       2.28%         2.04%         2.17%         2.17%         2.01%
Ratio of net investment income to
   average net assets...............       1.96% (2)       1.17%         2.20%         0.84%         0.36%         0.49%
Portfolio turnover..................             48%         66%           85%           38%           33%           53%

                                                                                                  (continued on the following page)

                                                            1999          1998          1997          1996          1995
                                                            ----          ----          ----          ----          ----
                                                                                    (audited)
Net asset value, beginning of year......                   $8.43        $13.46        $19.49        $14.52        $14.29

Income (loss) from investment
   operations:
Net investment income...................                    0.03         (0.01)        (0.09)         0.10*         0.20
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions................                    3.01         (4.10)        (2.32)         5.93*         0.29
Total from investment operations........                    3.04         (4.11)        (2.41)         6.03          0.49

Dividends and distributions to
   shareholders:
From net investment income..............                      --            --            --         (0.09)        (0.20)
In excess of net investment income......                      --            --         (0.13)        (0.03)           --
From net realized gain on
   investment transactions..............                      --         (0.92)        (3.49)           --         (0.01)
In excess of net realized gain on
   investments..........................                      --            --            --            --         (0.05)
Total dividends and distributions
   to shareholders......................                      --         (0.92)        (3.62)        (0.12)        (0.26)

Fund Share Transactions:
Dilutive effect of rights offering......                      --            --            --         (0.89)           --
Offering costs charged to
   paid-in-capital in excess of par.....                      --            --            --         (0.05)           --
Total Fund share transactions...........                      --            --            --         (0.94)           --

Net asset value, end of year............                  $11.47         $8.43        $13.46        $19.49        $14.52
                                                    ============ =============  ============ ============   ============

Market value, end of year...............                   $8.38         $6.13        $10.88        $15.63        $14.13
                                                    ============ =============  ============ ============   ============

Total investment return (1).............                   36.73%      (36.35)%       (7.29)%        15.53%        18.48%
                                                    ============ =============  ============ ============   ============

Ratios/Supplemental Data:
Net assets, end of year (000 omitted)...                $144,449      $106,183      $169,518      $245,383      $139,246
Ratio of expenses to average net
   assets...............................                    2.23%         2.59%(3)      1.88%         2.07%         2.36%
Ratio of net investment income to
   average net assets...................                    0.36%       (0.06)%       (0.41)%         0.65%         1.39%
Portfolio turnover......................                      36%           41%           82%           37%           32%

------------------------------
* Based on average shares outstanding.
(1)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under our dividend reinvestment plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
(2)  Annualized.
(3)  The ratio of expenses to average net assets excluding excise taxes was 2.29%.

                                   THE OFFER

Purpose of the Offer

     As a consideration to making the offer, our Board of Directors has determined that it is in our best interest and would result in a net benefit to our existing shareholders to increase our assets available for investment, thereby enabling us to take advantage more fully of available existing and future investment opportunities consistent with our investment objective of long-term capital appreciation through investment primarily in listed equity securities of China companies. At a meeting held on [_____], 2005, our Board of Directors voted to approve the offer.

     In reaching this decision the Board of Directors considered, among other matters, advice by the investment manager that new capital would permit us to take advantage of available and emerging investment opportunities in China companies without having to sell portfolio securities that the investment manager believes should be held. In the view of our investment manager, the outlook for new investment opportunities in China companies is promising. In particular, the investment manager expects that privatization of large banks, insurance companies and industrial enterprises will add new sectors to the investment market and will present new investment opportunities for us. In the investment manager's view, additional assets would also permit us to make portfolio rebalancing adjustments without the expense of selling securities in our present portfolio. The offer seeks to provide an exclusive opportunity to existing shareholders to purchase shares at a discount to both the market price and net asset value (subject to the sales load described in this prospectus). The distribution to shareholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating shareholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur. The Board of Directors also took into account that a well-subscribed rights offering may marginally reduce our expense ratio (since our fixed costs could be spread over a larger asset base), which would be of long-term benefit to us, and could increase trading liquidity of our shares on the NYSE. We cannot assure you that this offer will be successful or that, by increasing our size, our aggregate expenses and, correspondingly, our expense ratio will be lowered or that liquidity of our shares trading on the NYSE will increase.

     In determining that this offer is in our best interest and in the best interest of our shareholders, the Board of Directors retained UBS Securities LLC, the dealer manager, to provide the Board with financial advisory, marketing and soliciting services relating to this offer, including advice concerning the structure, timing and terms of the offer. In addition, our Board of Directors considered, among other things, using a variable pricing versus fixed pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the impact of this offer on our net asset value per share, the effect on us if the offer is not fully subscribed and the experience of the dealer manager in conducting rights offerings.

     Our investment manager, as well as the administrator, will benefit from the offer because their fees are based on our average net assets. See "Management of the Fund" in this prospectus and in the SAI.

     We may, in the future and at our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to this offer. We will make any such future rights offering in accordance with the requirements of the Investment Company Act.

Terms of the Offer

     We are issuing to our shareholders of record as of the close of business on [_____], 2005, the record date for the offer, transferable rights to subscribe for an aggregate of [_____] shares. Each shareholder is being issued one right for each share of common stock owned on the record date. Each shareholder on the record date and each other holder of these rights is entitled to subscribe for one share for every [____] rights held ([__] for [__]). We will not issue fractional shares of our common stock upon the exercise of rights; accordingly, rights may only be exercised in multiples of [____], except that any shareholder on the record date who is issued fewer than [____] rights will be able to subscribe for one share of common stock. Rights are evidenced by subscription certificates that will be mailed to shareholders of record, except as described below under "--Foreign Restrictions." We refer to a rights holder's right to acquire during the subscription period at the subscription price one additional share for every [____] rights held (or in the case of any shareholder on the record date who is issued fewer than [____] rights, the right to acquire one share of common stock) as the "primary subscription."

     The rights are transferable and will be traded on the NYSE under the symbol "GCH.RT" during the course of this offer. Our outstanding common stock is listed on the NYSE and trades under the symbol "GCH", as will the shares issued upon the exercise of rights.

         Rights holders may exercise rights at any time during the subscription period, which commences on [______], 2005 and expires at 5:00 p.m., New York City time, on [_____], 2005 (the expiration date), unless we extend the expiration date to 5:00 p.m., New York City time, on a date no later than [_____], 2005. See "--Expiration of the Offer; Extending the Expiration of the Offer" below.

     Rights holders who are shareholders on the record date and who fully exercise the rights they obtained in the primary subscription will be entitled to an over-subscription privilege under which they may subscribe for additional shares at the subscription price. Any shares made available pursuant to the over-subscription privilege are subject to allotment, as more fully discussed below under "--Over-Subscription Privilege." For purposes of determining the maximum number of shares a shareholder may acquire pursuant to the offer, broker-dealers whose shares are held of record by depositories or nominees, such as Cede & Co. Inc., will be deemed to be the holders of the rights that are issued on their behalf to such depositories or nominees.

Over-Subscription Privilege

     Shareholders who exercise all the rights issued to them (other than those rights that cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares represented by any unexercised rights issued in the primary subscription. Investors who are not shareholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. Under the over-subscription privilege, shareholders who exercise all the rights issued to them will be asked to indicate on a subscription certificate how many additional shares they would like to purchase pursuant to the offer. If sufficient shares remain, all over-subscription requests will be honored in full. To the extent sufficient shares are not available to honor all over-subscription requests, any remaining unsubscribed shares will be allocated pro rata among those shareholders who over-subscribe based on the number of shares they owned on the record date for the offer. The allocation process may involve a series of allocations in order to ensure that the total number of shares available for over-subscription is distributed on a pro rata basis.

     We will not offer or sell any shares that are not subscribed for under either the primary subscription or the over-subscription privilege.

Subscription Price

     The subscription price for the shares we will issue pursuant to the exercise of rights in the primary subscription and the over-subscription privilege will be [__]% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date (the date on which the offer expires) and the four preceding business days and
(ii) the net asset value per share of our common stock as of the close of business on the expiration date. Since the subscription price will be determined on the expiration date, rights holders who decide to acquire shares in the primary subscription or under the over-subscription privilege will not know when they make that decision the purchase price of those shares. For example, if the average of the last reported sale prices on the NYSE on the expiration date and the four preceding business days of a share of our common stock is $[___] and the net asset value per share is $[____] on the expiration date, the subscription price will be $[_____] ([__]% of $[____]). If, however, the average of those sales prices is $[___] and the net asset value per share is $[____] on the expiration date, the subscription price will be $[____] ([__]% of $[____]). Although it is not possible to state precisely the amount of dilution of net asset value which we will experience because it is not known at this time how many shares will be subscribed for or what the net asset value or sales price of our shares will be on the expiration date, we will experience a smaller reduction in our net asset value if our shares are trading at a premium to net asset value for purposes of calculating the subscription price than if they are trading at a discount. See "--Dilution and Effect of Non-Participation in the Offer" and "Net Asset Value and Market Price Information."

     We announced the offer [before the opening] of trading on the NYSE on [_____], 2005. The net asset values per share of our common stock at the close of business on [______], 2005 (the last trading date prior to our announcement), and on [_______], 2005, were $[____] and $[_____], respectively, and the last reported sale prices of a share of our common stock on the NYSE on those dates were $[_____] and $[_____], respectively.

Transferability and Sale of Rights

     The rights are transferable until the close of business on the last business day prior to the expiration date, which is [_____], 2005. We may, however, extend the expiration of the offer until 5:00 p.m., New York City time, on a date no later than [_____], 2005. The rights will be traded on the NYSE under the symbol "GCH.RT", subject to notice of issuance. You are encouraged to contact your broker, bank or financial adviser for more information about trading the rights. We will use our best efforts to ensure that an adequate trading market for the rights will exist by requesting that the rights be traded on the NYSE and by retaining the dealer manager, the subscription agent and the information agent, but we cannot assure you that a market for the rights will develop. Assuming a market exists for the rights, you may purchase and sell rights through the usual brokerage channels or sell them through the subscription agent.

Sales through Subscription Agent and Dealer Manager

     Shareholders on the record date who do not wish to exercise any of the rights issued to them pursuant to this offer may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before 5:00 p.m., New York City time, on [_____], 2005, (or, if the subscription period is extended, on or before 5:00 p.m., New York City time, two business days prior to the extended expiration date). Upon the timely receipt of appropriate instructions to sell rights, the subscription agent will ask the dealer manager either to purchase the rights or to use its best efforts to complete the sale, and the subscription agent will remit the proceeds of the sale to the selling shareholder. If the rights are sold, sales of those rights will be deemed to have been effected at the weighted average price received by the dealer manager on the day those rights are sold. This price may differ from the price at which particular rights are actually sold. The sale price of any rights sold to the dealer manager will be based upon the then current market price for the rights. The dealer manager will also attempt to sell all rights that remain unclaimed as a result of subscription certificates being returned by the postal authorities to the subscription agent as undeliverable as of the fourth business day prior to the expiration date (or, if the subscription period is extended, as of the fourth business day prior to the extended expiration date). The subscription agent will hold the proceeds from those sales for the benefit of those nonclaiming shareholders until the proceeds are either claimed or escheated. We cannot assure you that the dealer manager will purchase or be able to complete the sale of any of those rights, and neither we nor the dealer manager has guaranteed any minimum sales price for the rights. If a shareholder does not utilize the services of the subscription agent and chooses to use another broker-dealer or other financial institution to sell rights issued to them pursuant to this rights offering, then the other broker-dealer or financial institution may charge a fee to sell the rights.

Other Transfers

     The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred rights. If this occurs, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the shareholder or, if the shareholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond with the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, subject to the standards and procedures we adopt.

     Shareholders wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date for: (i) the transfer instructions to be received and processed by the subscription agent;
(ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by the new subscription certificate to be exercised or sold by the recipients of the subscription certificate. Neither we nor the subscription agent nor the dealer manager shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise or sale prior to the expiration date.

     Except for the fees charged by the subscription agent and dealer manager (which we will pay), the transferor of the rights shall be responsible for all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of rights. Neither we nor the subscription agent nor the dealer manager will pay such commissions, fees or expenses.

     We anticipate that the rights will be eligible for transfer through the facilities of the Depository Trust Company ("DTC") and that the exercise of the primary subscription (but not the over-subscription privilege) may be effected through the facilities of DTC. We refer to rights exercised through DTC as "DTC-exercised rights." Holders of DTC-exercised rights may exercise the over-subscription privilege by properly executing and delivering to the subscription agent, at or prior to 5:00 p.m., New York City time, on the expiration date, a nominee holder over-subscription exercise form (or a substantially similar form satisfactory to the subscription agent), together with payment of the subscription price for the number of shares for which the over-subscription privilege is to be exercised.

Expiration of the Offer; Extending the Expiration of the Offer

     The offer will expire at 5:00 p.m., New York City time, on [_____], 2005, unless we extend the expiration date until 5:00 p.m., New York City time, on a date no later than [_____], 2005.

     Rights will expire on the expiration date; they may not be exercised thereafter. We will promptly announce any extension of the expiration date, but in no event will we announce an extension later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make announcements concerning extension of the offer, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate such announcements other than by making a release to the Dow

Jones News Service or such other means of announcement as we deem appropriate. We may extend the offer in our sole discretion for any reason, including as a result of a decline in our net asset value as described below in "--Notice of Net Asset Value Decline."

Notice of Net Asset Value Decline

     In accordance with SEC regulatory requirements, we have undertaken to suspend the offer until we amend this prospectus if our net asset value declines more than 10% from our net asset value as of [_____], 2005, the effective date of the registration statement relating to the offer. If this occurs, we will notify shareholders of the decline in net asset value and permit them to cancel their exercise of rights.

Method of Exercise of Rights

     Rights are evidenced by subscription certificates, which will be mailed to shareholders or, if a shareholder's shares are held on the shareholder's behalf by a depository or nominee, such as Cede & Co. Inc., to that depository or nominee, except as discussed below under "--Foreign Restrictions." You may exercise rights by completing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided (or otherwise delivering the completed subscription certificate to the subscription agent), together with payment in full for the shares at the estimated subscription price as described below under "--Payment for Shares." You may also exercise rights by contacting your broker, banker or trust company, or NYSE member, which can arrange, on your behalf, to guarantee delivery of payment and of a completed subscription certificate, a service known as notice of guaranteed delivery. A fee may be charged for this service. We will not issue fractional shares; accordingly, rights may be exercised only in multiples of [____], except that any shareholder on the record date who is issued fewer than [____] rights will be able to subscribe for one share of common stock (such shareholders may also subscribe for shares under the over-subscription privilege). The subscription agent must receive completed subscription certificates prior to 5:00 p.m., New York City time, on the expiration date (unless the guaranteed delivery procedures are complied with as described below under "--Payment for Shares"). The subscription agent's address for delivery of the completed subscription certificates is set forth below under "--Subscription Agent."

Shareholders Who Are Record Owners

     Shareholders who are record owners can choose between either option set forth under "--Payment for Shares" below. If time is of the essence, the notice of guaranteed delivery service will permit delivery of the subscription certificate and payment after the expiration date.

Investors Whose Shares Are Held By A Nominee

     Shareholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their rights. In such a case, the nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under "--Payment for Shares" below.

Nominees

     Nominees who hold shares for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain the intentions of those beneficial owners and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment described under "--Payment for Shares" below.

Foreign Restrictions

     Subscription certificates will not be mailed to shareholders whose addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia). The subscription agent will hold the rights to which those subscription certificates relate for these shareholders' accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on [_____], 2005, three business days prior to the expiration date (or, if the subscription period is extended, on or before three business days prior to the extended expiration date), the subscription agent will transfer the rights of these shareholders to the dealer manager, which will either purchase the rights or use its best efforts to sell them. The net proceeds, if any, from sale of those rights will be remitted to these shareholders.

Subscription Agent

     The subscription agent is PFPC Inc., which will receive a fee estimated to be $25,000 for its administrative, processing, invoicing and other services, inclusive of its out-of-pocket expenses related to the offer. The subscription agent is also our transfer agent, dividend paying agent and registrar with respect to our common stock. Signed subscription certificates together with payment of the estimated subscription price must be sent to PFPC Inc. by one of the methods described below. We will accept only subscription certificates actually received on a timely basis at any of the addresses listed.

(1) By first class mail:

                  PFPC Inc.
                  Attn:  The Greater China Fund, Inc.
                  P.O. Box 859208
                  Braintree, Massachusetts  02185-9208

(2) By express mail or overnight courier:

                  PFPC Inc.
                  Attn:  The Greater China Fund, Inc.
                  161 Bay State Road
                  Braintree, Massachusetts  02184

(3) By hand delivery:

                  Securities Transfer and Reporting Services, Inc.
                  Attn:  The Greater China Fund, Inc.
                  100 William Street Galleria
                  New York, New York  10038

     Delivery to an address other than those listed above will not constitute valid delivery.

     The method of delivery of subscription certificates to the subscription agent and the method of payment of the subscription price to us will be at your election and risk, but if sent by mail it is recommended that such certificates and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery of the subscription certificates to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the expiration date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

Information Agent

     The information agent, The Altman Group, Inc., will receive a fee estimated to be $[25,000], including reimbursement for its out-of-pocket expenses related to the offer. You may direct any questions or requests for information or assistance with respect to the offer to the information agent at its telephone number and address listed below:

                             The Altman Group, Inc.
                         1200 Wall Street, 3rd Floor
                               Lyndhurst, NJ 07071
                            Telephone: 1-800-370-1749

     You may also contact your broker or nominee for information with respect to the offer.

Payment for Shares

     Rights holders who acquire shares in the primary subscription and under the over-subscription privilege may choose between the following methods of payment:

        (1) A rights holder can send the subscription certificate together with payment for the shares acquired in the primary subscription and for additional shares subscribed for under the over-subscription privilege to the subscription agent, calculating the total payment on the basis of the estimated subscription price of $[____] per share ([__]% of the [market price] [net asset value] per share on [_____], 2005). To be accepted, such payment, together with the completed subscription certificate, must be received by the subscription agent at the subscription agent's office at the address set forth above prior to 5:00 p.m., New York City time, on the expiration date. The subscription agent will deposit all checks and money orders received by it prior to the final payment date into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of shares. A payment pursuant to this method must be in United States dollars by money order or check drawn on a bank located in the United States. The payment must be payable to The Greater China Fund, Inc. and must accompany an executed subscription certificate for that subscription certificate to be accepted. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.

        (2) Alternatively, the subscription agent will accept a subscription if, prior to 5:00 p.m., New York City time, on the expiration date, the subscription agent has received a notice of guaranteed delivery by facsimile or otherwise from a bank, trust company, or NYSE member guaranteeing delivery of (i) payment of the estimated subscription price of $[____] per share for the shares subscribed for in the primary subscription and for any additional shares subscribed for under the over-subscription privilege and (ii) a completed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless it receives a completed subscription certificate and full payment for the shares by the close of business on the third business day after the expiration date.

     On the confirmation date, which will be eight business days following the expiration date, the subscription agent will send a confirmation to each subscribing rights holder (or, if the rights holder's shares are held by a depository or nominee, such as Cede & Co. Inc., to that depository or nominee) showing (i) the number of shares acquired in the primary subscription, (ii) the number of shares, if any, acquired under the over-subscription privilege, (iii) the per-share and total purchase price for the shares and (iv) any additional amount payable by such rights holder to us or any excess to be refunded by us to such rights holder, in each case based on the subscription price. If any rights holder exercises his or her right to acquire shares pursuant to the over-subscription privilege, we will apply any such excess payment that would otherwise be refunded to such rights holder toward payment for additional shares acquired under the over-subscription privilege. Any additional payment required from a rights holder must be received by the subscription agent within 10 business days after the date the subscription agent sends the confirmation to the rights holder. The subscription agent will promptly mail any excess payment made by a subscribing rights holder to that rights holder. All payments by rights holders must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to The Greater China Fund, Inc.

     The subscription agent will deposit all checks it receives prior to the final due date of this offer into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of the shares.

     Regardless of the method used to pay for the shares, issuance and delivery of certificates for the shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

     Rights holders will have no right to rescind their subscription after the subscription agent receives their payment for the subscribed shares, except as provided above under "--Notice of Net Asset Value Decline."

     If a rights holder who acquires shares in the primary subscription or under the over-subscription privilege does not make payment of any additional amounts due, we reserve the right to take any or all of the following actions: (i) sell subscribed and unpaid-for shares to other shareholders, (ii) apply any payment we did receive toward the purchase of the greatest whole number of shares that could be acquired by that holder upon exercise of rights obtained in the primary subscription and/or under the over-subscription privilege, and/or (iii) exercise any and all other rights or remedies to which we may be entitled.

     We will decide all questions concerning the timeliness, validity, form and eligibility of any exercise of rights, and our determinations on these matters will be final and binding. We may, in our sole discretion, waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Delivery of Share Certificates

     Participants in our dividend reinvestment plan will have any shares acquired in the primary subscription and under the over-subscription privilege credited to their shareholder dividend reinvestment accounts in the plan. Participants in the dividend reinvestment plan wishing to exercise rights for the shares of common stock held in their accounts in the dividend reinvestment plan must exercise them in accordance with the procedures set forth above. Shareholders whose shares of common stock are held on their behalf by a depository or nominee, such as Cede & Co. Inc., will have any shares acquired in the primary subscription credited to the account of that depository or nominee. Shares acquired pursuant to the over-subscription privilege will be certificated, and stock certificates representing such shares will be sent directly to the depository or nominee. Stock certificates will not be issued for shares credited to dividend reinvestment plan accounts. Stock certificates for all shares acquired in the primary subscription will be mailed promptly after full payment for the shares subscribed has cleared. Certificates representing shares acquired under the over-subscription privilege will be mailed as soon as practicable after full payment has been received and cleared and all allocations have been effected.

Federal Income Tax Consequences

     The following summary of the material United States federal income tax consequences of the issuance, exercise, transfer or lapse of the rights does not discuss all aspects of federal income taxation that may be relevant to a particular shareholder, and shareholders should consult their own tax advisors regarding the tax consequences, including state, local and foreign tax consequences, relevant to their particular circumstances.

     (1) The value of a right will not be includible in the income of a shareholder at the time the right is issued.

     (2) The basis of a right issued to a shareholder will be zero, and the basis of the share with respect to which the right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the right on the date of distribution is at least 15% of the fair market value of the old share, or (b) the shareholder affirmatively elects (in the manner set out in Treasury Regulations under the Internal Revenue Code of 1986, as amended (the "Code")) to allocate to the right a portion of the basis of the old share. If either (a) or
          (b) applies, the shareholder must allocate basis between the old share and the right in proportion to their fair market values on the date of distribution.

     (3) The basis of a right purchased in the market will generally be its purchase price.

     (4) The holding period of a right issued to a shareholder will include the holding period of the old share.

     (5) No loss will be recognized by a shareholder if a right distributed to the shareholder expires unexercised because the basis of the old share may be allocated to a right only if the right is exercised. If a right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the right.

     (6) Any gain or loss on the sale of a right will be a capital gain or loss if the right is held as a capital asset (which in the case of rights issued to shareholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period exceeds one year.

     (7) No gain or loss will be recognized by a shareholder upon the exercise of a right, and the basis of any share acquired upon exercise (the new share) will equal the sum of the basis, if any, of the right and the subscription price for the new share. The holding period for the new share will begin with the date on which the right is exercised.

Dilution and Effect of Non-Participation in the Offer

     Upon the completion of the offer, shareholders who do not exercise their rights fully will own a smaller proportional interest in us than they owned prior to the offer. In addition, because the subscription price of each share will be less than the net asset value per share of our common stock, the offer will result in an immediate dilution of net asset value per share for all shareholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of our common stock will be on the expiration date or what the subscription price will be. Any such dilution will disproportionately affect nonexercising shareholders. If the subscription price per share is substantially less than the current net asset value per share, this dilution could be substantial. For example, assuming all of the shares are sold at the estimated subscription price and after deducting all expenses related to the issuance of the shares, our current net asset value per share would be reduced by approximately $[___] or [__]%.

Important Dates To Remember

Event                                                               Date
-----                                                               ----

Record Date...................................                  [_______], 2005
Subscription Period...........................      [_____], 2005-[_____], 2005*
Expiration Date ..............................                  [_______], 2005*
Payment for Shares or Notice of Guaranteed
  Delivery Due**.............................                   [_______], 2005*
Payment for Guarantees of Delivery Due.......                   [_______], 2005*
Confirmation to Participants.................                   [_______], 2005*
Final Payment for Shares Due.................                   [_______], 2005*

-----------------
  *  Unless the offer is extended to a date no later than [______], 2005.

 ** A rights holder exercising rights must deliver to the subscription agent by the expiration date either (i) a subscription certificate with payment for the shares subscribed or (ii) a notice of guaranteed delivery.

                                    THE FUND

     We have been engaged in business as a non-diversified, closed-end management investment company since July 23, 1992. We were incorporated under the laws of the State of Maryland on May 11, 1992, and are registered under the Investment Company Act. We seek long-term capital appreciation through investment in listed equity securities of China companies, companies that (i) are organized under the laws of China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. Under normal market conditions, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China and Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of
(i) China companies or (ii) companies organized under the laws of Taiwan or which, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, Hong Kong and/or Taiwan. See "Investment Objective and Policies" below and "Investment Objective and Policies," "Investment Restrictions" and "Certain Information Concerning China, Hong Kong and Taiwan" in the SAI. We completed an initial public offering of 6,750,000 shares of our common stock in July 1992. Our net proceeds from this offering were approximately $93.1 million. In June 1994, we issued 2,818,561 shares of our common stock in connection with a rights offering in which each shareholder of record received one non-transferable right for each share of common stock owned by it, entitling such shareholder to acquire one newly issued share of common stock for every three rights held. Our net proceeds from this issuance were $41.8 million. In May 1996, we issued 2,998, 345 shares of our common stock in connection with a rights offering in which each shareholder of record received one non-transferable right for each share of common stock owned by it, entitling such shareholder to acquire one newly issued share of common stock for every four rights held. Our net proceeds from this issuance were $35.6 million. We have no plans at the present time to conduct any additional issuances of rights or shares of common stock otherwise than pursuant the offer being made herein.

     As of September 30, 2005, our net assets were $235,645,871, and we had paid or declared since inception dividends and capital gains distributions aggregating $89,359,155. The increase in our net assets since inception is primarily attributable to appreciation in the value of our portfolio securities and the receipt of the net proceeds from our June 1994 and May 1996 rights offerings. Our principal office is located at 51 West 52nd Street, New York, New York 10019-6114, and our telephone number is (212) 882-5000.

                                 USE OF PROCEEDS

     If [________] shares are sold at an assumed subscription price of $[____] per share, net proceeds of the offer are estimated to be approximately $[________], after deducting our estimated offering expenses, including the fees and expenses of UBS Securities LLC, the dealer manager, and other offering expenses estimated to be $[____].

     The investment manager has advised us that it anticipates that the net proceeds will be invested in accordance with our investment objective and the policies set forth below under "Investment Objective and Policies" within three months of the expiration date, depending on market conditions and the availability of appropriate securities. In no event will the time period for investment of the net proceeds exceed six months from the expiration date. Pending such investment, the proceeds will be invested in high-quality, short-term debt instruments, as described below under "Investment Objective and Policies."

                  NET ASSET VALUE AND MARKET PRICE INFORMATION

     Shares of our common stock are listed and traded on the NYSE. The average weekly trading volume of our common stock on the NYSE during the fiscal quarter ended September 30, 2005, and the fiscal year ended December 31, 2004, was approximately [______] and [_____] shares, respectively. The following table shows, for each calendar quarter since the quarter ended March 31, 2003, (i) our high and low net asset values per share of our common stock, (ii) the high and low sale prices per share of our common stock, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the shares of our common stock traded at a premium over, or discount from, our high and low net asset values per share. Our net asset value is determined on the last business day of each week.

                                                                                            Premium or (Discount)
                                       Net Asset Value               Market Price                Percentage
                                     -------------------           ----------------        -------------------------
Quarter Ended                           High        Low             High        Low             High        Low
-------------                           ----        ---             ----        ---             ----        ---
March 31, 2003...................      $10.74       $9.98           $9.89       $8.47         (13.13)%    (11.12)%

June 30, 2003....................       11.82        9.60           10.90        7.93         (13.37)     (16.98)

September 30, 2003...............       14.10       11.91           14.01       10.30          (2.41)      (9.24)

December 31, 2003................       16.65       14.49           19.23       13.72          (2.82)       2.07

March 31, 2004...................       18.41       16.85           20.40       15.10          (4.40)       4.75

June 30, 2004....................       17.98       14.54           16.94       11.65          (8.84)     (13.82)

September 30, 2004...............       16.44       15.33           16.24       12.84          (2.74)     (14.48)

December 31, 2004................       17.63       16.26           17.23       14.57          (3.52)      (7.44)

March 31, 2005...................       18.47       16.58           17.68       14.76          (6.33)      (8.93)

June 30, 2005....................       18.46       17.79           16.80       15.01         (12.24)     (11.41)

September 30, 2005...............       19.33       18.06           17.99       15.98          (7.66)      (9.75)

     At the close of business on [_____], 2005, our net asset value was $[____] per share, while the closing market price of our common stock on the NYSE was $[____] per share. As of [_____], 2005, we had [________] shares of common stock outstanding and our net assets were $[_________].

                        INVESTMENT OBJECTIVE AND POLICIES

     Our investment objective is to achieve long-term capital appreciation. We seek to achieve our investment objective by investing in listed equity securities of China companies, companies that (i) are organized under the laws of China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. Under normal market conditions, as a fundamental policy, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, including, but not limited to, exchanges in the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of (i) China companies or (ii) companies organized under the laws of Taiwan or which, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, Hong Kong and/or Taiwan. Up to 15% of our net assets may be invested in unlisted equity securities of China companies for which there is no public trading market. We may also invest to a limited degree (up to 20% of our net assets) in debt obligations of China companies that may be lower-rated or non-rated. Although, in general, our equity investments consist primarily of common stock of China companies, we may also invest in other equity securities, including preferred stock, rights or warrants to purchase common stock or preferred stock and debt securities convertible into common stock or preferred stock. We will provide at least 60 days' written notice to shareholders of any change to our policy of investing 80% of our net assets in listed equity securities of China companies and Taiwanese companies and prior or contemporaneous notice of any change to our other nonfundamental investment policies. See "Investment Objective and Policies" and "Investment Restrictions" in the SAI.

     During periods in which the investment manager believes changes in economic, financial or political conditions make it advisable, we may, for temporary defensive purposes, reduce our holdings in China companies and invest in certain short-term (less than 12 months to maturity) debt securities. The short-term debt securities in which we may invest consist of (1) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (2) commercial paper and other short-term debt obligations of U.S. and foreign corporate or governmental entities; and (3) repurchase agreements with respect to such securities. We may invest only in short-term debt securities that the investment manager determines to be of high quality (i.e., rated in one of the two highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services) or, if unrated, determined by the investment manager or our Board of Directors to be comparable in credit quality. We will also invest in the instruments described above pending investment of the net proceeds of this offer and at any other time reserves are required for expenses or dividend and other distributions to shareholders, provided that all such investments made as reserves for expenses or dividend and other distributions to shareholders may not exceed 35% of our total assets. Under the Investment Company Act, we may invest in the aggregate up to 10% of our assets in shares of other investment companies and up to 5% of our assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. We reserve the right to invest in other investment companies to the full extent permitted by law. As a shareholder in any investment company, we will bear our ratable share of that investment company's expenses, and would remain subject to payment of our investment management, administrative, custodial and other fees with respect to assets so invested.

     The investment manager seeks to identify and invest in China companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the investment manager utilizes its own internal financial, economic and credit analysis resources as well as information obtained from other sources. We invest and intend to continue to invest in China companies involved in a broad spectrum of categories, including, as conditions warrant or permit from time to time, automotive, banking, chemicals, consumer products, construction, electronics, electricity, energy, finance, food and beverage, insurance, international trading, machinery, mining, power distribution, real estate development, retail trade, shipping, tourism and textiles. We may not invest 25% or more of our total assets in the securities of companies in the same industry. In selecting industries and companies for investment, the investment manager seeks investments in industries and companies that it believes to have overall growth prospects and a strong competitive position in domestic and/or export markets. In evaluating whether industries and companies meet these criteria, the investment manager considers factors such as technology, research and development, productivity, capital resources, labor costs, raw material costs and sources, profit margins, return on investment, government regulation, management and price of the securities, among other factors. In particular, securities of China companies that are believed to be the likely beneficiaries of China's increased economic contacts with foreign markets are identified for our investment.

     In determining whether companies (i) are organized under the laws of China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong, the investment manager utilizes information contained in financial statements, economic reports and analyses and other available information, which may include information obtained directly from or in discussions with the issuers of securities in which we are considering an investment. In certain instances, the available information with respect to issuers of securities may not provide a quantitative breakdown of a particular issuer's China-related revenues, and the investment manager may be required to make a qualitative determination as to whether the issuer is a China company for the purposes of our investment policies.

     While we invest a substantial portion of our assets in securities issued by established China companies, the investment manager also seeks to identify and invest in securities issued by certain smaller, less seasoned China companies that it believes offer potential for long-term capital appreciation. Investments in securities issued by these China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities issued by more established companies. We have not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities we may invest. See "Risk Factors and Special Considerations--Investments in Unseasoned Companies."

     Currently, there are two officially recognized exchanges in China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange, which were established in 1990 and 1991, respectively. Foreign investment in securities listed on these two Chinese stock exchanges, including our investment, was until recently restricted to "B" shares. As of December 31, 2003, there were 111 "B" share issues listed on these exchanges in China. In July 1993, a class of equity securities of Chinese companies known as "H" shares began trading on the Stock Exchange of Hong Kong ("SEHK"). As of August 31, 2005, there were 76 "H" share issues listed on the SEHK. Due to the limited number of "B" and "H" share issues currently available, a significant proportion of our total assets are and will likely continue to be invested in China companies incorporated in Hong Kong or outside of China and listed on the SEHK. In November 2002, the China Securities Regulatory Commission and the People's Bank of China jointly announced a Qualified Foreign Institutional Investors ("QFII") scheme allowing foreign investors to participate in the "A" share market, which had previously been accessible only to domestic investors. As of December 31, 2003, there were 1,261 "A" share issues listed on these exchanges with a combined market capitalization of US$501 billion. Although the QFII scheme structure presents the potential for a major expansion in our investment universe, the current structure is very restrictive in terms of applicants' qualification criteria, investment size, fund repatriation and length of investment. (As of July 31, 2003, the China Securities Regulatory Commission had approved five foreign financial institutions as QFIIs.) Currently, we are not qualified to apply for QFII status and the only feasible way for us to participate in the "A" share market is to open a facility account with an approved broker, which method may not be possible to accomplish operationally under the custody requirements of the Investment Company Act. Further operational clarifications relating to the QFII scheme are needed before we can determine whether participation therein by us under the current structure is possible.

     Our investment objective and our fundamental policy of investing at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong may not be changed without the approval of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares. Our other investment policies described in this prospectus are not fundamental and may be changed by our Board of Directors without shareholder approval, but we will not change our policy of investing at least 80% of our net assets in listed equity securities of (i) China companies or (ii) companies organized under the laws of Taiwan or which, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, Hong Kong and/or Taiwan without providing at least 60 days' prior written notice or our other policies without prior or contemporaneous notice to our shareholders.

     Our common stock is designed primarily for long-term investment, and investors should not consider it a trading vehicle. We cannot assure you that our investment objective will be achieved.

     We may also engage in other investment practices, such as borrowing, repurchase agreements, when-issued securities and delayed delivery transactions, hedging instruments and lending of our portfolio securities. See "Investment Objective and Policies--Other Investment Practices" in the SAI.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investing in our common stock involves certain risks and considerations not typically associated with investing in U.S. securities. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of our common stock and special considerations with respect to the offer and with respect to an investment in us.

Dilution and Effect of Non-Participation in the Offer

     As a result of the offer, shareholders who do not fully exercise their rights will, at the completion of the offer, own a smaller proportional interest in us than they owned prior to the offer. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the offer because the subscription price will be less than the net asset value per share, and the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of our net assets. This dilution of net asset value per share will disproportionately affect shareholders who do not exercise their rights. Although it is not possible to estimate precisely the amount of any such decrease in value, because it is not known at this time how many shares will be subscribed for or what the subscription price will be, such dilution could be substantial.

     In connection with this offer, the dealer manager will receive a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the subscription price per share for each share issued pursuant to the exercise of rights and the over-subscription privilege. The Fund also has agreed to reimburse the dealer manager up to an aggregate of $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer. In addition, the Fund has agreed to pay fees to the subscription agent and the information agent estimated to be [$25,000] each, inclusive of out-of-pocket expenses. These fees will be borne by all of the Fund's shareholders, including those shareholders that do not exercise their rights. Furthermore, the Fund has agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Political and Economic Factors

     The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. Under China's communist political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Current economic reforms, embodied in the "socialist market economy" program of the Chinese Communist Party ("CCP"), seek to further reduce state involvement in the Chinese economy. Under the "socialist market economy" program, the CCP has announced its plans to reduce substantially state ownership and management of the assets of all state-owned companies. Consequently, the business autonomy of China companies currently in the public sector may be increased significantly, and such companies are expected to become responsible to a considerable extent for their own profits and losses. If these policies are fully implemented, many China companies may be expected to apply for listings on stock exchanges in China. However, the lack of state support implicit in such policies may lead to situations in which some of these China companies face potential or actual insolvency, particularly as comprehensive price deregulation is also contemplated under the socialist market economy program.

     Notwithstanding the economic reforms instituted by the Chinese government and the CCP, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which we invest. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect the assets held by the China companies in which we invest. The Chinese government has, in the past, expropriated large amounts of private property. Since the CCP, which was responsible for prior expropriations, continues to be the ruling party in China, we cannot assure you that further expropriation will not occur again in the future. Such expropriation could result in your losing all or substantially all of your investment in us.

     China was admitted to the World Trade Organization ("WTO") in December 2001. Entry into the WTO will require China to reduce tariffs and eliminate non-tariff barriers, which include quotas, licenses and other restrictions, over a five-year phase-in period. While China's entry into the WTO and the related relaxation of trade restrictions may lead to increased foreign investment in China, it may also lead to increased competition in China's markets from international companies. China's entry into the WTO could have a negative impact on China's economy with a resulting negative impact on the China companies in which we invest.

     Although the Chinese economy has experienced substantial growth in the past ten years, such growth has been accompanied by imbalances in the Chinese economy and has resulted in significant fluctuations in general price levels and periods of inflation. Continued economic growth and development in China is dependent in many respects on the further implementation of the economic reform programs begun in 1978 and reiterated in China's Tenth Five-Year Plan (for the period 2001-2005). While we expect that China will continue to implement its economic reform programs, we cannot assure you that the Chinese government will continue to actively pursue such reforms or, if it does, that such economic policy initiatives will be successful. A return to the entirely centrally planned economy that existed prior to 1978 or a renewal of past adverse economic conditions or stagnant economic development could adversely affect the value of our investments in the securities of China companies.

     At present, much of the private sector activity in China is export driven and, therefore, affected by developments in the economies of China's principal trading partners, including Japan, South Korea, the United States, Taiwan and Europe. Adverse economic developments in any of these countries could have an adverse impact on the Chinese economy and the China companies in which we invest.

     On December 19, 1984, the Chinese and British governments signed the Sino-British Joint Declaration on the Question of Hong Kong (the "Joint Declaration"). The Joint Declaration provided for the transfer of sovereignty back to China over the whole of the territory of Hong Kong, Kowloon and the New Territories, as well as setting out, among other things, the basic policies of China regarding Hong Kong and enshrining the principle of "One Country, Two Systems." The Joint Declaration provided that these basic policies were to be enshrined in the Basic Law of Hong Kong (the "Basic Law"), under which China implements its commitments under the Joint Declaration. The Basic Law was adopted on April 4, 1990 by the Seventh National People's Congress of China ("NPC"), and came into effect on July 1, 1997.

     On July 1, 1997, sovereignty over Hong Kong was transferred from Great Britain to China, and Hong Kong became a Special Administrative Region ("SAR") of China. Under the Joint Declaration and the Basic Law, the social and economic systems in Hong Kong existing prior to the transfer should remain unchanged for at least 50 years from the date of transfer and Hong Kong will continue to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR is vested with executive, legislative and judicial power. Laws in force prior to the transfer, as they may be amended by the SAR legislature, remain in force except to the extent they contravene the Basic Law. China may not and does not levy taxes on the SAR, the Hong Kong dollar remains fully convertible, and Hong Kong remains a free port. However, there can be no assurance that the commitments made by the Chinese government under the joint declaration will be maintained in the future.

     China's banks are carrying nonperforming loans estimated by private economists to total $500 billion. While Chinese regulators have made some progress in reducing the country's ratio of bad loans, according to official statistics, at the end of 2003 non-performing loans comprised approximately 18% of total bank loans in China. In March 2004, the China Banking Regulatory Commission and the People's Bank of China warned that a surge in lending by state-owned banks was fueling inflation and raising the prospect of an investment bubble, which might imperil the country's economic growth. The problem is complicated by the expected opening of the banking sector to foreign competition as a result of China's commitments to the WTO. The entry of foreign banks into the Chinese market will likely increase the competition faced by China's domestic banks. If substantial numbers of Chinese investors shift their deposits to foreign institutions, state-owned banks may face liquidity pressures, especially if those banks are forced to write off more bad loans. Since economic growth in China is fueled to a large extent by credit from the banking sector, any significant contraction in that credit could negatively impact the overall Chinese economy, which could adversely affect the value of our investments in the securities of China companies.

Market Characteristics

     The Chinese, Hong Kong and other foreign securities markets on which the securities of China companies are traded are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility relative to the U.S. securities markets. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors (including investment funds and other institutional investors), particularly in the Chinese securities markets. As a consequence, the performance of a single company or a small group of companies could have a much greater impact on the Chinese, Hong Kong and other foreign securities market than they would have on the U.S. securities market, which can result in higher price volatility in such foreign securities markets.

     The following table sets forth certain market capitalization and average daily trading value figures:

                                                                                             Average Daily
                                                                   Aggregate Market          Trading Value (for
                                                                    Capitalization         period January 1, 2004
                                                                 (at December 31, 2004)    to December 31, 2004)
                                                                ------------------------ -------------------------
                                                                     (US$ billions)            (US$ millions)
Combined Shenzhen Stock Exchange and Shanghai Stock
  Exchange ("B" shares).......................................         $  8.99                  $   37.30
Combined Shenzhen Stock Exchange and Shanghai Stock
  Exchange ("A" shares).......................................          437.46                   2,049.84
SEHK ("H" shares).............................................           59.18                     484.49
SEHK (all equity securities)..................................          858.45                   2,046.15
NYSE (all equity securities)..................................          13,903                     46,100

     In addition to their smaller size and lesser liquidity, the Chinese, Hong Kong and other foreign securities markets in which we may invest are less developed than U.S. securities markets. Regulatory standards are, in many respects, less stringent than U.S. standards. There generally is less government supervision and regulation of exchanges, brokers and issuers in China, Hong Kong and such other securities markets than there is in the United States. Furthermore, there is a lower level of monitoring and oversight of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which we may acquire investments may be affected by other market participants' anticipation of our investment decisions, by insider trading (trading by persons with material non-public information) and by securities transactions by brokers in anticipation of our transactions in particular securities. Some of these practices would generally be considered unlawful if conducted in the U.S. securities markets.

     The Chinese securities markets are still in the early stages of development and continue to undergo a period of rapid growth and regulatory reforms, which may lead to difficulties in settlement and recording of transactions and in interpreting and applying the relevant regulations.

Limitations on Investment in Companies Listed in China

     At this time, the Chinese government has approved trading on two stock exchanges in China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange. Shares that are listed on these stock exchanges are divided into two categories, "A" shares and "B" shares. "A" shares are traded in renminbi and until recently were available only to Chinese citizens or institutions. In November 2002, the China Securities Regulatory Commission and the People's Bank of China jointly announced the QFII scheme allowing foreign investors to participate in the "A" share market. "B" shares, or "renminbi special shares," are denominated in renminbi, and were previously issued only to foreign investors (including overseas Chinese citizens) for payment in foreign currencies and may only be traded in foreign currencies (currently, U.S. dollars on the Shanghai Stock Exchange and Hong Kong dollars on the Shenzhen Stock Exchange). In February 2001, the China Securities Regulatory Commission announced that domestic investors would be permitted to invest in the "B" share market. Apart from those distinctions, "B" shares carry the same rights and obligations as "A" shares. As of December 31, 2003, there were 111 "B" share issues and 1,261 "A" share issues listed on these exchanges. Because of certain restrictions in the QFII scheme, we are not currently qualified to apply for QFII status and may not invest in the "A" share market, though we are considering alternative arrangements for participation, including opening a facility account with an approved broker. Consequently, at this time and possibly for an indefinite period, our opportunities to invest in companies whose shares are listed in China will be limited.

Chinese Corporate Law

     Corporate law in China is developing rapidly, but still does not provide a systematic and comprehensive legal framework for the regulation of corporations comparable to that which exists in the United States. In December 1993, the Chinese government enacted its first national company law, which became effective on July 1, 1994. This Company Law provides for two corporate forms, the limited liability company and the company limited by shares. Foreign invested companies limited by shares, however, are governed by the Provisional Regulations on Several Issues Concerning the Establishment of Foreign Invested Companies Limited by Shares. These regulations make clear that the Company Law governs such companies only with respect to matters not covered in the regulations and the Special Regulations on Foreign Offerings and Listings of Companies Limited by Shares. The Company Law is also generally applicable to foreign invested enterprises to the extent regulations relating more specifically to foreign investment enterprises are silent. The Company Law covers many of the issues addressed in corporate legislation in the United States, including provisions on the fiduciary responsibility of directors and officers and the rights of shareholders, but this legal protection has yet to be tested in practice. It is unclear what effect the Company Law will have on prior national enactments and local company law regulations that exist in the Shenzhen Special Economic Zone and in Shanghai. Indications are that the Shenzhen and Shanghai regulations will continue in force insofar as they do not conflict with the national Company Law. The legal status of companies limited by shares established pursuant to the opinions on standards is preserved, and these companies are required within a specified period of time to conform to the provisions of the Company Law.

Reporting Standards

     Accounting, auditing and financial reporting standards and requirements in China, Hong Kong and the other foreign securities markets in which we may invest are different from, and in many respects (particularly in the case of China) less stringent than, those applicable to U.S. companies. Financial information available to investors investing in the securities of China companies listed in Hong Kong, China or such other foreign markets may be more limited and less accurate than financial information available to investors investing in securities of U.S. companies. The items appearing on the financial statements of a company listed in such foreign markets may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.

Currency Fluctuations

     We invest principally in securities denominated in Hong Kong dollars and renminbi, hold cash and cash equivalents denominated in such currencies, and most of our income is received or realized in such currencies, although we are required to compute our net asset value in U.S. dollars and to compute and distribute our income in U.S. dollars. Accordingly, the U.S. dollar market value of our investments and of dividends, interest or other income or gains earned by us may be negatively affected by changes in currency exchange rates between the U.S. dollar and the renminbi, the Hong Kong dollar and renminbi or any other currency in which our investments are denominated. If the value of the Hong Kong dollar and renminbi, in which we receive income, falls relative to the U.S. dollar between accrual of the income and the making of our distributions, the amount of Hong Kong dollars and renminbi required to be converted into U.S. dollars by us to pay distributions will increase and we could be required to liquidate portfolio securities to make such distributions. In addition, if such exchange rates change adversely between the sale date and the settlement date of a portfolio security, we may incur losses. Similarly, if such exchange rates decline between the time we incur expenses in U.S. dollars and the time such expenses are paid, the amount of such currencies required to be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than at the time they were incurred. We cannot assure you that we will be able to liquidate securities in order to meet such distribution requirements. We are permitted to borrow money to make distributions required to maintain our status as a regulated investment company for U.S. tax purposes.

     Additionally, as of July 21, 2005, China has abandoned the official exchange rate for renminbi to the U.S. dollar. China also replaced the peg to the U.S. dollar with a basket of currencies, including the U.S. dollar, the Euro and the Japanese yen. Under the basket system, the renminbi is permitted to rise or fall within a narrow trading band. As of September 2005, the renminbi's daily trading band against non-U.S. currencies is 3%. The renminbi appreciated slightly as an immediate result of the abandonment of the official exchange rate policy. The change may result in more volatility in the renminbi exchange rate in the future which would adversely affect our investments.

     The investment manager generally does not seek to hedge against a decline in the value of our non-dollar-denominated portfolio securities resulting from a currency devaluation or fluctuation. As a consequence, we will be subject to the risk of changes in value of foreign currencies affecting the value of our portfolio assets, as well as the value of the amounts of interest, dividends and net realized capital gains received or to be received in foreign currencies. Therefore, you should carefully consider the risk of currency devaluations and fluctuations and the effect these may have on us in determining whether to invest in us.

Exchange Controls

     There is centralized control and unified management of foreign exchange in China. The legal framework for foreign exchange control in China is based on the Regulations on Foreign Exchange Control promulgated on January 8, 1996, and the Provisional Regulations on Foreign Exchange Sales, Purchases and Payments promulgated on March 26, 1994. The State Administration of Foreign Exchange is responsible for matters relating to foreign exchange administration, while the People's Bank of China is in charge of foreign exchange operations.

     The renminbi is not at present freely convertible into foreign currencies. The People's Bank of China sets and publishes daily base exchange rates for major foreign currencies with reference primarily to the supply and demand of renminbi against the U.S. dollar in the market during the prior day. The People's Bank of China also takes into account other factors such as the general conditions existing in the international foreign exchange markets. From 1994 to July 2005, the official exchange rate for the conversion of renminbi to U.S. dollars generally remained stable. Although Chinese governmental policies were introduced in 1996 to reduce restrictions on the convertibility of renminbi into foreign currencies for current account items, conversion of renminbi into foreign exchange for capital items, such as foreign direct investment, loans or security, requires the approval of the State Administration for Foreign Exchange and other relevant authorities. We cannot assure you that China's government will not impose more stringent restrictions on the convertibility of the renminbi. However, since the decade-long currency peg to the U.S. dollar was replaced with a peg to a basket of currencies, efforts have been made to introduce step-by-step exchange rate and other financial reforms. Moreover, even though the renminbi is intended to be freely convertible under the current system, the State Administration of Foreign Exchange has a significant degree of administrative discretion in implementing the laws. From time to time, the State Administration of Foreign Exchange has used this discretion in ways that effectively limit the convertibility of current account payments and restrict remittances out of China.

     Although issuers of "B" shares currently pay dividends and distributions in U.S. dollars or Hong Kong dollars, the ability of such issuers to pay dividends and distributions in such currencies is related to their ability to generate from their operations revenues denominated in such currencies or in currencies freely convertible into such currencies, which may in turn be dependent upon the ability of such issuers to export their goods or services for payment in such currencies. Issuers of "B" shares may also be able to pay dividends or distributions in such currencies by converting renminbi revenues derived from domestic operations into U.S. dollars or Hong Kong dollars through the China Foreign Exchange Trading Center's interbank market.

     Issuers of "H" shares currently pay dividends and distributions in Hong Kong dollars. The ability of such issuers to pay dividends and distributions in Hong Kong dollars is related to their ability to generate from their operations revenues denominated in Hong Kong dollars or in currencies freely convertible into Hong Kong dollars, which may in turn be dependent upon the ability of these issuers to export their goods or services for payment in such currencies. Issuers of "H" shares may also be able to convert renminbi revenues derived from their domestic operations into Hong Kong dollars in order to pay dividends and distributions in Hong Kong dollars to foreign investors in "H" shares. Although settlement of purchases and sales of "H" shares may be made in Hong Kong dollars, "H" shares are denominated in renminbi, and all Hong Kong dollar payments to foreign investors are based on the applicable exchange rate.

Investments in Unlisted Securities

     We are permitted to invest up to 15% of our net assets in equity securities of China companies that are not listed on a securities exchange. The risk of investing in such companies generally is greater than the risk of investing in publicly traded companies. Companies whose securities are not publicly traded are not subject to the same disclosure and other legal requirements that are applicable to companies with publicly traded securities. While some of them are large, companies whose securities are not publicly traded tend to be smaller than publicly traded companies and generally have smaller capitalizations and fewer resources, and therefore often are more vulnerable to financial failure. Because of the absence of a trading market for these investments, we may not be able to realize their value upon sale. See "Investment Objective and Policies" in the SAI.

Investments in Unseasoned Companies

     While we invest a substantial portion of our assets in the securities of established China companies, we also may invest in the securities of smaller, less seasoned China companies. Investments in the securities of these less seasoned China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities of more established companies. The securities of smaller, less seasoned China companies may be subject to more abrupt and erratic market price movements than larger, more established companies. We have not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities we may invest. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

Lower-Rated (High Risk) and Non-Rated Securities

     We may invest to a limited degree (up to 20% of our net assets) in debt securities of China companies that are in the lower rating categories of recognized rating agencies or are non-rated. No minimum rating is required for the debt securities in which we may invest; however, we may not invest in debt securities that are in default. The debt securities in which we may invest may be listed or unlisted on any public trading market. These lower-rated securities and non-rated securities of comparable quality to such lower-rated securities, collectively referred to as lower grade securities, entail high risks and are commonly referred to as "junk bonds." Lower grade securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and involve more credit risk than securities in the higher rating categories.

     We will have relatively greater difficulty disposing of lower grade securities because they will likely not have an active trading market. The lack of an active secondary market may also have an adverse effect on market prices and will make it more difficult for us to obtain accurate market quotations for purposes of valuing these assets. The credit ratings issued with respect to lower grade securities evaluate only the safety of principal and interest in respect of those securities and not the risk of changes in market value. In addition, credit rating agencies may not make timely changes in the applicable credit ratings to reflect subsequent events. To the extent that we invest in non-rated securities, whether or not such securities are lower grade securities, we will be more dependent upon the credit analysis of the investment manager with respect to such securities than would be the case with investments in securities rated by a recognized rating agency.

Investment and Repatriation Restrictions

     Foreign investment in the securities of China companies is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain China companies and increase our costs and expenses. The Chinese government may require prior government approval for foreign investment or limit the amount of investment by foreign persons in a particular company or limit investment by foreign persons to only a specific class of securities of a company. In addition, Taiwan and China restrict investment opportunities in issuers or industries deemed important to national interests. In China, government approval is required for the repatriation of capital following the liquidation of an investment. In addition, if there is a deterioration in China's balance of payments or for other reasons, China may impose temporary restrictions on foreign capital remittances abroad. We could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital or income, as well as by the application of any additional restrictions on investments by us.

Certain Antitakeover Provisions

     Our organizational documents--our articles of incorporation and bylaws-- contain provisions that could have the effect of limiting (i) the ability of any party to acquire control of us, (ii) our freedom to engage in certain transactions, (iii) the ability of our Board of Directors or shareholders to amend our charter documents, (iv) the ability of our shareholders to change the composition of our Board of Directors or (v) our conversion to an open-end investment company. Our Board of Directors is divided into three classes, each having a term of three years. Such a system of electing directors may have the effect of maintaining continuity of management and, thus, make it more difficult for our shareholders to change the majority of directors. Certain actions require the affirmative vote of the holders of 75% of our shares (which is higher than that required by federal or state law).

     The provisions described above could have the effect of depriving our shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. Our Board of Directors has considered these antitakeover provisions and concluded that they are in our best interest and the best interest of our shareholders.

     See "Description of Common Stock--Certain Antitakeover Provisions in the Fund's Charter and Bylaws and under Maryland Law" below and in the SAI.

Operating Expenses

     Our annual operating expenses are higher than those of U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required in investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. Brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. In addition, foreign governments may impose withholding taxes, which would reduce the amount of income and capital gains available to distribute to shareholders. As a result of the relatively high expected operating expenses, we need to generate higher relative returns to provide investors with an equivalent economic return.

Net Asset Value Discount

     We are a closed-end investment company. Shares of closed-end investment companies frequently trade at a discount to net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value will decrease. Our shares have generally traded at a significant discount to net asset value during the past eight years. See "Net Asset Value and Market Price Information." We cannot predict whether our shares will trade at, below or above net asset value in the future. The risk of purchasing shares of a closed-end fund which might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares of our common stock on the NYSE at the then current market value, which may differ from the then current net asset value. Shareholders wishing to sell their shares of common stock during this offer should be aware that there is greater risk that the discount to net asset value, which may increase during this offer, will adversely affect them. This increased risk exists because, among other things, the market price per share may reflect anticipated dilution that will result from this offer. There can be no assurance that, after the completion of this offer, our shares will trade at the same level as our current discount to net asset value.

Non-Diversification

     We are classified as a "non-diversified" investment company under the Investment Company Act, which means that we are not limited by that act in the proportion of our assets that may be invested in the obligations of a single issuer. As a non-diversified investment company, we may invest a greater proportion of our assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities than a diversified investment company. However, we intend to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

                             MANAGEMENT OF THE FUND

Board of Directors

     Our Board of Directors is responsible for management, including general supervision of the duties performed by the investment manager. For information regarding our directors and officers, see "Management of the Fund--Directors and Officers" in the SAI.

Investment Manager

     Baring Asset Management (Asia) Limited serves as our investment manager. The investment manager is a Hong Kong corporation, which was incorporated in 1985 to advise institutional clients with respect to investments in Asia. It is an indirect wholly owned subsidiary of Baring Asset Management Limited ("BAM"), which is in turn an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual acquired BAM and its subsidiaries from ING Groep N.V. effective March 31, 2005.

     BAM is a leading international investment manager and, through its subsidiaries, had approximately $34.5 billion in assets under management for pension funds, corporations, government agencies, charitable organizations, investment companies and private individuals as of December 31, 2004. BAM had approximately $2.9 billion invested in Asian securities markets (excluding Japan) as of December 31, 2004.

     Subject to the supervision and direction of our Board of Directors and pursuant to a management agreement, the investment manager manages our investments in accordance with our investment objectives, policies and restrictions and makes investment decisions and exercises voting rights on our behalf, including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on our behalf. We pay the investment manager a monthly fee, computed weekly, at the annual rate of 1.25% of our average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million. The fees payable to the investment manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. The investment manager received fees equal to $2,619,434 for the year ended December 31, 2004. See "Investment Advisory and Other Services--Investment Manager" in the SAI.

     Some of our officers are also directors or officers of the investment manager or its affiliates, as indicated under "Management of the Fund--Directors and Officers" included in the SAI. The investment manager's offices are located at Edinburgh Tower, 19th Floor, 15 Queen's Road Central, Hong Kong.

Portfolio Manager

     Wilfred Sit is our portfolio manager, the person associated with the investment manager who is primarily responsible for the day-to-day management of our portfolio. Mr. Sit's title and business experience during the past five years are as follows:

     Wilfred Sit--Portfolio Manager--Director of Asian Equities of Baring Asset Management (Asia) Limited (2004-present); Lead Manager of Baring Eastern Trust and Baring Asia Growth Fund (2005-present); Lead Investment Manager of INVESCO GT Greater China Opportunities Fund (2004), INVESCO Perpetual Hong Kong and China Growth Fund (2004) and the INVESCO China Open Fund (2002-2004); Senior Fund Manager, Asian Investment Team, focusing on Hong Kong and China products, at INVESCO Asia Ltd. (2002-2004); Fund Manager, Hong Kong Pension and Global Balanced Mandates, INVESCO Asia Ltd. (1997-2001).

     The SAI provides information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of our securities under "Portfolio Manager."

Administrator

     Our administrator is UBS Global Asset Management (US) Inc., a Delaware corporation and an affiliate of UBS Securities LLC, the dealer manager. The administrator's principal offices are located at 51 West 52nd Street, New York, New York 10019-6114.

     Under the terms of an administration agreement with us, the administrator agrees to perform or arrange for the performance of the following services for the Fund: payment of our expenses; maintenance of our books and records; review of our federal, state, local and other income tax returns; assistance in monitoring and developing compliance procedures for us; responding to, or referring, inquiries from our shareholders; calculation of the net asset value of our common stock; review of implementation of any stock purchase or dividend reinvestment programs; oversight of the performance of administrative and professional services rendered to us by others, including our custodian and transfer agent, dividend paying agent and registrar, as well as accounting, auditing and other services; acting as liaison between us and our various service providers; providing us with corporate secretarial services and supplies; coordination of the preparation of our reports to shareholders and the SEC; and general assistance to our service providers needed to carry on properly our business and operations. For these services, the administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of our average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000. The administrator received fees equal to $450,407 for the year ended December 31, 2004. See "Investment Advisory and Other Services--Administrator" in the SAI.

Management and Administration Agreements

     The management agreement and the administration agreement set forth the respective services to be provided by and the fees to be paid to the investment manager and the administrator as described above. Neither the investment manager nor the administrator shall be liable for any loss suffered by us in connection with the matters to which the respective agreement relates or, in the case of the investment manager, for any error of judgment or mistake of law, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment manager or administrator, as the case may be, in the performance of, or from reckless disregard by it of, its obligations and duties under the relevant agreement or, in the case of the investment manager, a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act). We have agreed to indemnify the investment manager and its directors, officers and controlling persons against reasonable legal expenses incurred in the successful defense against any claim arising out of or based upon the performance of the management agreement.

     These agreements provide that the investment manager and the administrator will bear all expenses of their employees and overhead incurred by them in connection with their duties under the agreements. The investment manager and the administrator further agree to pay all salaries and fees of our directors and officers who are interested persons (as such term is defined in the Investment Company Act) of such party. We will bear all of our own expenses; fees of our directors who are not interested persons (as such term is defined in the Investment Company Act) of any other party to the agreements; out-of-pocket travel expenses for all directors and other expenses incurred by us in connection with directors' meetings; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of our portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by us; expenses of registering and qualifying our shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of our shares; and the expenses of shareholders' meetings and preparing and distributing proxies and reports to shareholders.

     It is not possible to state precisely the amount of additional compensation the investment manager and the administrator will receive as a result of the offer because it is not known how many shares will be subscribed for and because the proceeds of the offer will be invested in additional portfolio securities, which will fluctuate in value. Assuming that all of the rights are exercised and the net asset value per share remains at its current level, the investment manager would receive annual fees equal to $[___] and the administrator would receive annual fees equal to $[___].

     The services of the investment manager and the administrator are not deemed to be exclusive, and nothing in these agreements will prevent either of them or their affiliates from providing similar services to other investment companies or other clients (whether or not their investment objectives and policies are similar to ours) or from engaging in other activities. See "Investment Advisory and Other Services--Management and Administration Agreements" in the SAI.

                       ENFORCEABILITY OF CIVIL LIABILITIES

     Some of our directors and officers reside and maintain most of their assets outside the United States, and none of our directors and officers living outside the United States have appointed an agent for service of process in the United States. In addition, our investment manager is a Hong Kong corporation. It may not be possible, therefore, for investors to effect service of process within the United States upon these directors or officers or the investment manager or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the Federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against these directors or officers or the investment manager predicated solely upon the U.S. securities laws.

                            DISTRIBUTION ARRANGEMENTS

     UBS Securities LLC, 299 Park Avenue, New York, New York, will act as dealer manager for the offer. Under the terms and subject to the conditions contained in a dealer manager agreement to be entered into by us and UBS Securities LLC, the dealer manager will provide financial advisory services (including assisting the Fund in assessing dilution implications, earnings impact, expense analysis and competitive analysis and evaluating the terms of the offer) and marketing assistance (including preparation of marketing materials and public announcements) in connection with the offer and will solicit the exercise of rights by our shareholders and participation in the over-subscription privilege by record date shareholders by coordinating the activities of the subscription agent, the information agent and other shareholder communications and by forming and managing a group of selling broker-dealers and assisting such broker-dealers with their internal processing and promotion of the offer. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for financial advisory, marketing and soliciting services equal to 3.75% of the subscription price per share for shares issued pursuant to the exercise of rights and the over-subscription privilege. The dealer manager will benefit from this offering as a result of this fee arrangement. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to [___]% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to [___]% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates, or in the absence of such designation, to the dealer manager.

     In addition, we have agreed to reimburse the dealer manager up to $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer. We have agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the agreement except for acts of bad faith, willful misconduct or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the agreement.

     We have agreed not to offer or sell, or enter into any agreement to sell, any of our equity or equity-related securities or securities convertible into such securities for a period of 180 days after the date of the dealer manager agreement without the prior consent of UBS Securities LLC, as dealer manager, except for rights and shares issued in connection with this offer and shares issued in connection with reinvestment of dividends or distributions.

     Prior to the expiration of the offer, UBS Securities LLC, as dealer manager, may independently offer for sale shares of the Fund, including shares acquired through purchasing and exercising the rights, at prices it sets. The dealer manager may realize profits or losses independent of any fees described in this prospectus.

             DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

     We intend to distribute to shareholders, at least annually, substantially all of our net investment income and net realized capital gains, if any. Pursuant to our dividend reinvestment plan, each shareholder will be deemed to have elected (unless PFPC Inc., the plan agent, is otherwise instructed by the shareholder in writing) to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of our common stock. Shareholders who do not participate in the dividend reinvestment plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the plan agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the dividend reinvestment plan unless this service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Shareholders whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have their shares registered in their name to participate in the plan. Investors who own shares of our common stock registered in street name should contact their broker or nominee for details concerning participation in the dividend reinvestment plan.

     In administering the plan, the plan agent serves as agent for the shareholders. If we declare an income dividend or a capital gain distribution payable either in our common stock or in cash, as shareholders may have elected, non-participants in the plan will receive cash and participants in the plan will receive common stock to be issued by us. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, we will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the plan agent, as agent for the participants, will buy shares of our common stock on the open market. If, before the plan agent has completed its purchases, the market price exceeds the net asset value of shares, the average per-share purchase price paid by the plan agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by us at net asset value. Additionally, if the market price exceeds the net asset value of shares before the plan agent has completed its purchases, the plan agent is permitted to cease purchasing shares and we may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the plan agent has terminated open market purchases and we have issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which we issue the remaining shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If we should declare an income dividend or capital gains distribution payable only in cash, the plan agent will, as agent for the participants, buy shares of our common stock in the open market, on the NYSE or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     The plan agent maintains all shareholder accounts in the plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each plan participant will be held by the plan agent in non-certificated form in the name of the participant. The plan agent will forward to the participant any proxy solicitation material and will vote any shares of common stock it holds for the participant solely in accordance with the proxy the participant returns to us.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholders' names and held for the account of beneficial owners who participate in the plan.

     There is no charge to participants for reinvesting dividends or capital gain distributions. We pay the plan agent's fees for the handling of reinvestment of dividends and distributions. There is no brokerage charge with respect to shares issued directly by us as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of dividends or capital gain distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions. See "Taxation" in the SAI.

     Experience under the plan may indicate that changes are desirable. Accordingly, we and the plan agent reserve the right to terminate the plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the plan at least 30 days before the record date for payment of any dividends or distributions. The plan also may be amended by us or the plan agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants. All correspondence concerning the plan should be directed to the plan agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the plan, you may also contact the transfer agent directly at (800) 331-1710.

                           DESCRIPTION OF COMMON STOCK

     We are authorized to issue 100,000,000 shares of common stock, $0.001 par value per share. Our shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and the shares issued pursuant to this offer when issued will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors. Both this description and the description under "--Certain Antitakeover Provisions in Our Charter and Bylaws and under Maryland Law" below are subject to the provisions contained in our organizational documents (i.e., our charter and our bylaws).

         Set forth below is information with respect to our common stock as of September 30, 2005:

                                                                          Amount Outstanding Exclusive of
                                                 Amount Held by Us         Shares Held by Us for Our Own
Amount Authorized                               for Our Own Account                   Account
-----------------                             -----------------------   ------------------------------------
100,000,000 shares............................       0 shares                   12,597,503 shares

Certain Antitakeover Provisions in Our Charter and Bylaws and under Maryland Law

     We have provisions in our organizational documents that are intended to limit (i) the ability of other entities or persons to acquire control of us,
(ii) our freedom to engage in certain transactions, (iii) the ability of our directors or shareholders to amend our organizational documents, (iv) the ability of our shareholders to change the composition of our Board of Directors or (v) our conversion to an open-end investment company. These provisions may be regarded as "antitakeover" provisions. Commencing with the first annual meeting of shareholders, our Board of Directors was divided into three classes. Such a system of electing directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for our shareholders to change the majority of directors.

         Under our charter, with the exception of the transactions described below, any action we take will be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote on the matter. An affirmative vote of 75% of our outstanding common stock (unless a majority of Continuing Directors, as defined in our charter, approved the transaction) is required under our charter for any of the following transactions involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of our outstanding common stock or to amend the provisions of our charter relating to such transactions: (i) merger, consolidation or statutory share exchange; (ii) issuance of any of our securities for cash; (iii) sale, lease or exchange of more than $1 million aggregate market value of our assets to another entity; or (iv) sale, lease or exchange to us for our securities of more than $1 million aggregate market value in assets of another entity.

     Furthermore, our charter also requires the affirmative vote of 75% of our outstanding common stock (unless a majority of Continuing Directors approved the transaction) to liquidate or dissolve us or to convert us to an open-end investment company (including amendments to our charter to make our common stock a "redeemable security" as defined under the Investment Company Act). Any proposed amendment to our charter intended to repeal or adopt an inconsistent provision to any of the provisions that require a 75% supermajority vote must itself be authorized by not less than 75% of the aggregate votes entitled to be cast at a shareholders' meeting or in writing without a meeting. These supermajority requirements are higher than that required by federal or state law. For the full text of these provisions, we refer you to our charter and bylaws on file with the SEC. See "Additional Information" below.

     The provisions described above of our organizational documents could have the effect of depriving our shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. Our Board of Directors has considered these antitakeover provisions and concluded that they are in our best interest and the best interest of our shareholders.

     In addition to the foregoing provisions in our organizational documents, the following elective statutory provisions relating to extraordinary actions and unsolicited takeovers are provided under Maryland law. To date, we have not elected to be bound by these provisions, but we may do so to the extent they would not be contrary to the Investment Company Act if our Board of Directors adopts resolutions to opt in to these provisions. Such elections could have the effect of discouraging offers to acquire us and of increasing the difficulty of consummating any such offer.

     Business Combinations. If we make the relevant statutory election, we will be subject to certain restrictions concerning certain "business combinations" (including mergers, consolidations, share exchanges or, in certain circumstances, asset transfers or issuances or reclassifications of equity securities) between us and an "interested stockholder." Interested stockholders are persons that (i) beneficially own 10% or more of the voting power of our shares or (ii) are affiliates or associates of us who, at any time within the two-year period prior to the date in question, were the beneficial owners of 10% or more of the voting power of our shares. Such business combinations will be prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any such business combination must be recommended by our Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of our outstanding voting shares and (ii) two-thirds of the votes entitled to be cast by holders of our outstanding voting shares other than shares held by the interested stockholder or an affiliate or associate of the interested stockholder with whom the business combination is to be effected, unless, among other things, our shareholders receive a minimum price for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by our Board of Directors prior to the time that the interested stockholder becomes an interested stockholder.

     Control Share Acquisitions. Companies may also elect to be bound by a Maryland statutory provision that provides that, with certain exceptions, "control shares" of common stock acquired in a "control share acquisition" (defined below) have no voting rights except to the extent approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding shares of common stock owned by the acquiring person or by officers or directors who are employees of the company. "Control shares" are shares of voting stock that, if aggregated with all other such shares previously acquired by such a person, would entitle the acquiring person to exercise voting power in electing directors within one of the following ranges of voting power:
(i) 10% or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A "control share acquisition" means, subject to certain exceptions, the acquisition of, ownership of or the power to direct the exercise of voting power with respect to control shares. If we were to elect to be bound by this statutory provision, such action would be contrary to Section 18(i) of the Investment Company Act.

     Other provisions. A Maryland corporation that has three directors who are not employees of the corporation or related to an acquiring person and that is subject to the reporting requirements of the Securities Exchange Act of 1934 may elect in its charter or bylaws or by resolution of its board of directors to be subject to all or part of a special subtitle that provides that:

          (i)  the corporation may have a staggered board of directors;

         (ii) any director may be removed only for cause and by the vote of two-thirds of the votes entitled to be cast in the election of directors generally, even if a lesser proportion is provided in the charter or bylaws;

        (iii) the number of directors may only be set by the board of directors, even if the procedure is contrary to the charter;

         (iv) vacancies may only be filled by the remaining directors, even if the procedure is contrary to the charter or bylaws; and

          (v) the secretary of the corporation may call a special meeting of stockholders at the request of stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting, even if the procedure is contrary to the charter or bylaws.

     If we were to elect to be bound by certain of the provisions described above, such action would be contrary to certain provisions of Section 16(a) of the Investment Company Act.

     Articles supplementary must be filed with the Maryland State Department of Assessments and Taxation if we elect to be subject to any or all of these provisions. Shareholder approval is not required for the filing of articles supplementary. To date, we have not elected to be governed by these specific provisions. However, our charter and bylaws already contain some of these provisions independent of these elections. For instance, our charter requires a 75% vote to remove directors (and then only for cause). We also have a staggered board. We may elect to be governed by these provisions at any time in the future.

                                    TAXATION

     We intend to continue to qualify, and elect to be treated, as a regulated investment company under the Code. We intend to distribute substantially all our net investment income and net capital gains each year (thereby avoiding the imposition of federal income and excise taxes on such distributed income and gain on us). Such distributions will be taxable as ordinary income and long-term capital gains, respectively, to shareholders who are subject to tax. After the end of each taxable year, we will notify shareholders of the federal income tax status of any distributions, or deemed distributions, made by us during such year. For a discussion of certain United States, Hong Kong and China income tax consequences to our shareholders, see "Taxation" in the SAI.

         CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

     The Bank of New York, One Wall Street, New York, New York 10286, serves as our custodian. Our Board of Directors has delegated various foreign custody responsibilities to The Bank of New York as our foreign custody manager to the extent permitted under the Investment Company Act and the rules thereunder. The Bank of New York has entered into agreements with foreign subcustodians in accordance with delegation instructions approved by the Board of Directors.

     The transfer agent, dividend paying agent and registrar for our common stock is PFPC Inc. The principal business address of the transfer agent, dividend paying agent and registrar is c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027.

                                     EXPERTS

     The financial highlights for each of the four years in the period ended December 31, 2004 included in this prospectus and our audited financial statements as of December 31, 2004 (which have been incorporated by reference in this prospectus and in the SAI from our 2004 Annual Report to Shareholders) have been so included or incorporated in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on their authority as experts in auditing and accounting. The principal business address of Ernst & Young is 5 Times Square, New York, New York 10036.

                VALIDITY OF COMMON STOCK AND OTHER LEGAL MATTERS

     With respect to matters of United States law, the validity of the common stock offered by this prospectus and certain other legal matters will be passed upon for us by White & Case LLP, New York, New York. Certain legal matters will be passed upon for the dealer manager by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois. White & Case and Skadden, Arps, Slate, Meagher & Flom will rely on DLA Piper Rudnick Gray Cary US LLP, Baltimore, Maryland, with respect to matters of Maryland law.

                             ADDITIONAL INFORMATION

     We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and are accordingly required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (202) 551-8090 for further information on the operation of the public reference rooms. Our filings with the SEC are also available to the public on the SEC's website (http://www.sec.gov). Reports, proxy statements and other information concerning us can also be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

     Additional information regarding us and our shares is contained in the registration statement we filed with the SEC on Form N-2, including amendments, exhibits and schedules, relating to those shares. This prospectus and the SAI do not contain all of the information set forth in that registration statement. For further information with respect to us and the shares of our common stock offered by this prospectus, please refer to the registration statement. Statements contained in the prospectus and the SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. You may inspect a copy of the registration statement without charge at the SEC's principal office in Washington, D.C. You may also obtain a copy of the registration statement from the SEC upon payment of a duplicating fee.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus. As a result of these and other factors, we cannot give you any assurances as to our future results or level of performance, and neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. To the extent required by law, we undertake to amend or supplement this prospectus to reflect any material changes to us after the date of this prospectus.

                                TABLE OF CONTENTS
                                     OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
General Information and History..........................................   B-2
Investment Objective and Policies........................................   B-2
Investment Restrictions..................................................   B-6
Management of the Fund...................................................   B-8
Control Persons and Principal Holders of Securities......................   B-15
Investment Advisory and Other Services...................................   B-15
Portfolio Manager........................................................   B-19
Net Asset Value..........................................................   B-19
Description of Common Stock..............................................   B-19
Certain Information Concerning China, Hong Kong and Taiwan...............   B-22
Brokerage Allocation and Other Practices.................................   B-45
Taxation.................................................................   B-47
Financial Statements.....................................................   F-1

     You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different. Neither delivery of this prospectus nor a sale made under it implies that our affairs remain unchanged as of the date of this document or that the information in this prospectus is correct as of any time after that date. We will, however, amend or supplement this prospectus if any material change occurs while this prospectus is required by law to be delivered. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities other than the shares offered by this prospectus, nor does it constitute an offer to sell or an offer to buy the shares by anyone in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation.

                               TABLE OF CONTENTS
                                                                           Page
Prospectus Summary.......................................................     1
Expense Information......................................................     8
Financial Highlights.....................................................     9
The Offer................................................................    11
The Fund.................................................................    21
Use Of Proceeds..........................................................    21
Net Asset Value And Market Price Information.............................    22
Investment Objective And Policies........................................    23
Risk Factors And Special Considerations..................................    25
Management Of The Fund...................................................    33
Enforceability Of Civil Liabilities......................................    35
Distribution Arrangements................................................    36
Dividends And Distributions; Dividend Reinvestment Plan..................    37
Description Of Common Stock..............................................    38
Taxation.................................................................    40
Custodian, Transfer Agent, Dividend Paying Agent And Registrar...........    41
Experts..................................................................    41
Validity Of Common Stock And Other Legal Matters.........................    41
Additional Information...................................................    41
Special Note Regarding Forward-Looking Statements........................    42
Table Of Contents Of The Statement Of Additional Information.............    43

                               The Greater China
                                   Fund, Inc.

                                [____] Shares of
                           Common Stock Issuable Upon
                          Exercise of [____] Rights to
                           Subscribe for Those Shares

                              -------------------
                              P R O S P E C T U S
                              -------------------

                              UBS Investment Bank

                                  [____], 2005

                  SUBJECT TO COMPLETION DATED [_______], 2005

                          THE GREATER CHINA FUND, INC.

                                 --------------

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated [____], 2005 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) 334-9635. This SAI incorporates by reference the entire Prospectus.

                                ---------------

                               TABLE OF CONTENTS

                                                                            Page

General Information and History..........................................   B-2
Investment Objective and Policies........................................   B-2
Investment Restrictions..................................................   B-6
Management of the Fund...................................................   B-8
Control Persons and Principal Holders of Securities......................   B-15
Investment Advisory and Other Services...................................   B-15
Portfolio Manager........................................................   B-19
Net Asset Value..........................................................   B-19
Description of Common Stock..............................................   B-19
Certain Information Concerning China, Hong Kong and Taiwan...............   B-22
Brokerage Allocation and Other Practices.................................   B-45
Taxation.................................................................   B-47
Financial Statements.....................................................   F-1

                                ---------------

     The date of this Statement of Additional Information is [____], 2005.

The information contained in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                        GENERAL INFORMATION AND HISTORY

     The Greater China Fund, Inc. (the "Fund") has been engaged in business as a non-diversified, closed-end management investment company since July 23, 1992. The Fund seeks long-term capital appreciation through investment of substantially all of its assets in listed equity securities of companies that
(i) are organized under the laws of China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong, referred to herein as China companies. Under normal market conditions, at least 65% of the Fund's total assets is invested in equity securities of China companies listed on stock exchanges in China and Hong Kong. The Fund may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as the United States, Singapore or Taiwan, in unlisted equity securities of China companies in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of the Fund's net assets will be invested in listed equity securities of China companies. The Fund's principal office is located at 51 West 52nd Street, New York, New York 10019-6114 and its telephone number is (212) 882-5000.

                       INVESTMENT OBJECTIVE AND POLICIES

General

     The Fund's investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in listed equity securities of companies that (i) are organized under the laws of China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong, referred to herein as China companies. Under normal market conditions, as a fundamental policy, the Fund invests at least 65% of its total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong. The Fund may also invest in equity securities of China companies listed on stock exchanges located elsewhere, including, but not limited to, exchanges in the United States, Singapore or Taiwan. Under normal market conditions, at least 80% of the Fund's net assets will be invested in listed equity securities of (i) China companies or (ii) companies organized under the laws of Taiwan or which, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, Hong Kong and/or Taiwan. Up to 15% of the Fund's net assets may be invested in unlisted equity securities of China companies for which there is no public trading market. The Fund may also invest to a limited degree (up to 20% of its net assets) in debt obligations of China companies, which may be lower-rated or non-rated. Although, in general, the Fund's equity investments consist primarily of common stock of China companies, the Fund may also invest in other equity securities, including preferred stock, rights or warrants to purchase common stock or preferred stock and debt securities convertible into common stock or preferred stock. See "Investment Objective and Policies" in the Prospectus. The Fund will provide at least 60 days' written notice to shareholders of any change to its policy of investing 80% of its net assets in listed equity securities of China companies and Taiwanese companies and prior or contemporaneous notice of any change to its other nonfundamental investment policies.

     During periods in which Baring Asset Management (Asia) Limited (the "Investment Manager" or "BAMA") believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in China companies and invest in certain short-term (less than 12 months to maturity) debt securities. The short-term debt securities in which the Fund may invest consist of (1) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (2) commercial paper and other short-term debt obligations of U.S. and foreign corporate or governmental entities; and (3) repurchase agreements with respect to such securities. The Fund intends to invest only in short-term debt securities that the Investment Manager determines to be of high quality (i.e., rated in one of the two highest rating categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings

Services ("S&P")) or, if unrated, determined by the Investment Manager or the Fund's Board of Directors to be comparable in credit quality. The Fund will also invest in the instruments described above pending investment of the net proceeds of the offering made hereby and at any other time reserves are required for expenses or dividend and other distributions to shareholders, provided that all such investments made as reserves for expenses or dividend and other distributions to shareholders may not exceed 35% of the Fund's total assets. Under the Investment Company Act of 1940 (the "1940 Act"), the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. The Fund reserves the right to invest in other investment companies to the full extent permitted by the 1940 Act, as it may be amended. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management, administrative, custodial and other fees with respect to assets so invested.

     The Investment Manager seeks to identify and invest in China companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Investment Manager utilizes its own internal financial, economic and credit analysis resources as well as information obtained from other sources. The Fund invests and intends to continue to invest in China companies involved in a broad spectrum of categories, including, as conditions warrant or permit from time to time, automotive, banking, chemicals, consumer products, construction, electronics, electricity, energy, finance, food and beverage, insurance, international trading, machinery, mining, power distribution, real estate development, retail trade, shipping, tourism and textiles. The Fund does not invest 25% or more of its total assets in the securities of companies in the same industry. In selecting industries and companies for investment, the Investment Manager seeks investments in industries and companies that it believes to have overall growth prospects and a strong competitive position in domestic and/or export markets. In evaluating whether industries and companies meet these criteria, the Investment Manager considers factors such as technology, research and development, productivity, capital resources, labor costs, raw material costs and sources, profit margins, return on investment, government regulation, management and price of the securities, among other factors. In particular, securities of China companies that are believed to be the likely beneficiaries of China's increased economic contacts with foreign markets are identified for investment by the Fund.

     In determining whether companies (i) are organized under the laws of China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong, the Investment Manager utilizes information contained in financial statements, economic reports and analyses and other available information, which may include information obtained directly from or in discussions with the issuers of securities in which the Fund is considering an investment. In certain instances, the available information with respect to issuers of securities may not provide a quantitative breakdown of a particular issuer's China-related revenues, and the Investment Manager may be required to make a qualitative determination as to whether the issuer is a China company for the purposes of the Fund's investment policies.

     While the Fund invests a substantial portion of its assets in securities issued by established China companies, the Investment Manager also seeks to identify and invest in securities issued by certain smaller, less seasoned China companies that it believes offer potential for long-term capital appreciation. Investments in securities issued by these China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities issued by more established companies. The Fund has not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities it may invest.

     The Fund is designed primarily for long-term investment and investors should not consider it a trading vehicle. There can be no assurance that the Fund's investment objective will be achieved.

Investment in China Companies

     The Investment Manager believes that the potential for growth of the Chinese economy and its securities markets offers investment opportunities to investors seeking long-term capital appreciation who are willing to assume the risks associated with an investment in the Fund.

     For most of its history, the PRC has had a centrally planned economy controlled by the Chinese Communist Party ("CCP"). In 1978, as part of the "Four Modernizations" program, China began to implement a variety of economic reform policies designed to, among other things, reduce the role of central planning in the Chinese economy and to remove direct government control over the business activities of Chinese enterprises and companies. This process of economic reform accelerated during the 1980s and again in the 1990s after the Tiananmen Square incident. Consequently, at present the Chinese economy may no longer be described simply as a centrally planned economy as it features many characteristics of a mixed economy, including significant free market elements. Central economic planning still affects certain strategic or nationally important sectors of the Chinese economy, as well as the pricing of goods and services generally, but most of the PRC's current economic activity is planned or coordinated by local governments or guided by free market considerations.

     The other important aspect of the Four Modernizations program is the "open-door" policy, also introduced in 1978. This policy has sought to attract foreign capital technology and managerial expertise to assist in the economic development and modernization of China. The open-door policy has led to a proliferation of foreign investment enterprises in China, including Sino-foreign joint ventures and wholly foreign-owned enterprises, as well as to the establishment of special investment zones which offer investment incentives, including preferential tax treatment, to foreign businesses. The open-door policy and the domestic economic reform program are jointly responsible for the PRC government's authorization of the listing and offering to foreign investors of "B" shares and "H" shares in Chinese corporations.

     During the period from 1994 to 2003, the annual growth rate of China's gross domestic product ("GDP") averaged approximately 8.9%. In the past five years, China's GDP has increased at the respective rates of approximately 7.1% in 1999, approximately 8.0% in 2000, approximately 7.5% in 2001, approximately 8.0% in 2002 and approximately 9.1% in 2003.

     China's securities markets remain in the early stages of development. As of December 31, 2003, the aggregate market capitalization of equity securities listed on the Shanghai Stock Exchange ("SSE") and the Shenzhen Stock Exchange ("SZSE") was approximately RMB4,246 billion (less than 5% of the market capitalization of the equity securities listed on the New York Stock Exchange ("NYSE") on such date). There were a total of 1,372 listings on the SSE and the SZSE as of December 31, 2003, which included 67 new "A" share listings on the SSE in 2003. In addition to the potential for growth of the Chinese securities markets, the Investment Manager believes that current PRC government policies aimed at raising foreign investment capital and selling stakes in state-owned enterprises ("SOEs") should create increased investment opportunities for the Fund by expanding the number of companies with ownership in the PRC permitted to list on stock exchanges outside of China. For example, as of August 31, 2005, there were 76 companies with ownership in the PRC with "H" share listings on the Stock Exchange of Hong Kong ("SEHK").

     The table below sets forth the number of listed companies and the market capitalizations in U.S. dollars as of December 31, 2004 for each of the principal securities exchanges in China and Hong Kong along with similar information for comparison for the NYSE.

                                         Number of               Market
                                     Listed Companies        Capitalization
       Stock Exchange                December 31, 2004      December 31, 2004
       --------------                -----------------      -----------------
                                                             (US$ billions)

       SSE.........................       837                   $322.1

                                         Number of               Market
                                     Listed Companies        Capitalization
       Stock Exchange                December 31, 2004      December 31, 2004
       --------------                -----------------      -----------------
                                                             (US$ billions)
       SZSE........................         536                   136.7
       SEHK........................         892                   849.9
       NYSE........................       2,768                13,903.0

Source:  SSE; SZSE; SEHK; NYSE.

Other Investment Practices

     Currently, the Fund does not intend to invest more than five percent of its net assets pursuant to any of the following investment practices other than lending portfolio securities.

Borrowing

     The Fund is authorized to borrow money from banks for temporary or emergency purposes, for the clearance of transactions, for the payment of Fund expenses, for the purpose of obtaining amounts necessary to make distributions for qualification as a regulated investment company or to avoid imposition of an excise tax under the Internal Revenue Code of 1986, as amended (the "Code"), or for the purpose of repurchasing or tendering for shares of the Fund's common stock (the "Common Stock"), in an aggregate amount not exceeding 10% of its total assets (not including the amount borrowed). Borrowing creates an opportunity for the Fund to finance the limited activities described above without the requirement that portfolio securities be liquidated at a time when it might be disadvantageous to do so. Borrowings by the Fund increase exposure to capital risk and are subject to interest costs. The Fund may not borrow for the purpose of leverage. Investments will not be made when borrowings exceed 5% of the Fund's total assets.

Repurchase Agreements

     The Fund may invest in securities pursuant to repurchase agreements with parties that are approved by the Fund's Board of Directors. These parties will consist primarily of financial institutions such as U.S. or foreign banks and securities dealers. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although it may be affected by currency fluctuations. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default under a repurchase agreement, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

When-Issued Securities and Delayed Delivery Transactions

     The Fund may purchase or sell portfolio securities on a delayed delivery basis or purchase securities on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash or liquid, high grade debt securities having a market value at all times at least equal to the amount of the commitment. The Fund may make commitments to purchase securities on such basis only with the intention of actually acquiring the securities. To the extent the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

Hedging Foreign Currency Risks

     The Fund may engage in forward foreign exchange contracts between the U.S. dollar and the foreign currencies in which the Fund's assets are denominated in connection with seeking to hedge possible variations in the exchange rate between these currencies. This may be accomplished through agreements to purchase or sell such foreign currencies for U.S. dollars, or U.S. dollars for such foreign currencies, at specified future dates at prices fixed at the time of the contracts. Currency fluctuations may affect both the Fund's rate of return and the volatility of such rate.

     The Fund's dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund may not speculate in foreign currencies. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund has no limitation on transaction hedging. The Fund may not commit more than 5% of its assets to position hedging contracts and does not enter into foreign currency hedging transactions where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund does not currently intend to utilize hedging techniques to a significant extent.

Lending Portfolio Securities

     The Fund may lend up to 27.5% of its total assets to qualified institutions. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is UBS Securities LLC ("UBS Securities"), a wholly owned indirect subsidiary of UBS AG. UBS Securities is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agent fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest and securities lending income. For non-cash collateral, the Fund earns a net fee, after payment of lending agents' fees paid by the borrowers.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund's outstanding voting securities. The percentage limitations set forth below, as well as those described elsewhere in this document, apply only at the time an investment is made by the Fund (except for the limitations set forth in the third paragraph below, which apply at all times), and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund's portfolio. The Fund may not:

     1. Invest 25% or more of the total value of its assets in securities of issuers in any one industry.

     2.   Make loans, except that the Fund may (i) lend portfolio securities,
          (ii) purchase portfolio securities consistent with the Fund's investment objective and policies and (iii) acquire securities subject to repurchase agreements.

     3. Issue senior securities or borrow money, except that the Fund may borrow (i) to finance repurchases of and/or tenders for its shares or for the clearance or settlement of transactions, (ii) for temporary or emergency purposes in amounts not exceeding 5% of its total assets (not including the amount borrowed), or (iii) for the purpose of obtaining amounts necessary to make distributions for qualification as a regulated investment company or to avoid imposition of an excise tax under the Code. The Fund's borrowings under clauses (i) and (iii) may not in the aggregate result in there being asset coverage of less than 300% as defined in the 1940 Act, and the Fund will not make investments while any such borrowings in excess of 5% of its total assets are outstanding.

     4. Make short sales of securities or maintain a short position in any security.

     5. Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging securities.

     6. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable securities laws in selling portfolio securities.

     7. Purchase or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, except that the Fund may invest in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

     8. Make investments for the purpose of exercising control over, or management of, the issuers of any securities.

Portfolio Turnover

     The Fund generally does not engage in the trading of securities for the purpose of realizing short-term profits, but it adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective and policies. For example, the Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. The portfolio turnover was 38%, 85% and 66% for the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, respectively.

                             MANAGEMENT OF THE FUND

Directors and Officers

     The names of the directors and principal officers of the Fund are set forth below, together with their positions with the Fund and their principal occupations during the past five years. None of the Fund's nonresident directors or officers has authorized an agent in the United States to receive notice.

     Directors considered by the Fund and its counsel to be "interested persons" (as defined in the 1940 Act) of the Fund or of the Fund's Investment Manager:


                                                                                                          Number of
                                                        Term of                                         Portfolios in
                                                    Office; Length    Principal Occupation(s) During    Fund Complex
                                   Position(s)         of Time          Past Five Years and Other        Overseen by
    Name (Age) and Address        Held with Fund       Served               Directorships Held            Director
    ----------------------        --------------       --------             ------------------            --------
John A. Bult (68)*                Director          Director since   Chairman of PaineWebber                  1
    1285 Avenue of the                              1992; term       International Inc.; Director of
      Americas, 37th Floor                          expires 2007     The Germany Fund, Inc.; The New
    New York, NY 10019                                               Germany Fund, Inc.; The Central
                                                                     Europe and Russia Fund, Inc.

---------------
*    Mr. Bult is deemed to be an "interested person" due to his affiliation with affiliates of UBS Securities LLC, 299
     Park Avenue, New York, New York 10171, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares and the dealer manager in this rights offering and the rights offerings conducted by the Fund in 1994 and 1996.

Directors considered by the Fund and its counsel not to be "interested persons":

                                                                                                          Number of
                                                        Term of                                         Portfolios in
                                                    Office; Length    Principal Occupation(s) During    Fund Complex
                                   Position(s)         of Time          Past Five Years and Other        Overseen by
    Name (Age) and Address        Held with Fund       Served               Directorships Held            Director
    ----------------------        --------------    --------------    ------------------------------    -------------
Richard B. Bradley (67)         Chairman of Board   Director since   Director of The Aberdeen New             1
  22 Smith Terrace              and Director        1992; term       Dawn Investment Trust Limited;
  London SW3 4DL                                    expires 2008     previously Group Managing
  England                                                            Director of Asia Equity Holdings

Edward Y. Baker (70)            Chairman of Audit   Director since   Investment Consultant;                   1
  15 Artinger Court             Committee and       1992; term       Chairman, Board of Trustees,
  Toronto, Ontario              Director            expires 2007     Rogers Sugar Income Fund;
  Canada M3B 1J9                                                     previously President and Chief
                                                                     Executive Officer, HOOPP
                                                                     Investment Management Limited
                                                                     and Chief Investment Officer,
                                                                     Hospitals of Ontario Pension
                                                                     Plan
John A. Hawkins (62)            Director            Director since   Previously Executive Vice                1
  HSBC Securities Services                          1992; term       President--Private Clients, The
    (Guernsey) Limited                              expires 2006     Bank of Bermuda Ltd.; Director
  Arnold House                                                       of HSBC Investment Solutions
  St Julian's Avenue                                                 Plc; SR Global Fund Inc.; MW
  St Peter Port                                                      Japan Fund Ltd.; MW Nippon Fund
  Guernsey GY1 3NF                                                   Ltd.
  Channel Islands

C. William Maher (44)           Director            Director since   Executive Vice President and             1
  Linsco/Private Ledger                             2003; term       Chief Executive Officer of
  9785 Towne Centre Dr.                             expires 2008     Linsco/Private Ledger; Managing
  San Diego, CA 92101                                                Director of Nicholas Applegate
                                                                     Capital Management

Jonathan J.K. Taylor (61)       Director            Director since   Chairman and Managing Director           1
  Dragon Partners Ltd.                              1992; term       of Dragon Partners Limited
  28 Gironde Road                                   expires 2007     (consulting for investment
  London SW6 7DZ                                                     managers); Chairman, Schroder
  England                                                            Japan Growth Fund Limited;
                                                                     Director, Onyx Country Estates
                                                                     Limited (family property
                                                                     company); Director, AVK
                                                                     Securities & Finance Ltd.
                                                                     (Russia)

Tak Lung Tsim (58)              Director            Director since   Principal, T.L. Tsim &                   1
  Century Square                                    1992; term       Associates Ltd. (macropolitical
  1 D'Aguilar Street,                               expires 2006     analysis); Member of Li Po Chun
  Suite 1001                                                         United World College of Hong
  Central Hong Kong                                                  Kong; Director of Playmates
                                                                     Holdings Limited (toy company);
                                                                     Director of New-Alliance Asset
                                                                     Management (Asia) Ltd.;
                                                                     Director of Far Eastern
                                                                     Polychem Industries

Principal Officers

                                                    Term of
                                                    Office;
                                      Position(s)   Length of     Principal Occupation(s) During Past Five      Number of Portfolios
                                       Held with    Time                          Years and                      in Fund Complex
       Name (Age) and Address             Fund      Served       Directorships in Publicly Held Companies        Overseen byOfficer
       ----------------------         -----------   ---------    ------------------------------------------      -------------------
Ronald G.M. Watt (59)                 President     President   Director Investment Companies of Baring                 2
  Baring Asset Management                           since       Asset Management Limited
  155 Bishopsgate                                   1998*
  London EC2M 3XY
  England

Rose Ann Bubloski (37)                Vice          Vice        Associate Director and Senior Manager of the            1
  UBS Global Asset                    President     President   Mutual Fund Finance Department of UBS Global
    Management (US) Inc.                            since       Asset Management (US) Inc.; Vice President
  51 West 52nd Street                               2004*       and Assistant Treasurer for other investment
  New York, NY 10019                                            companies for which UBS Global Asset
                                                                Management (US) Inc. serves as investment
                                                                adviser and/or administrator

Joseph McGill (42)                    Chief         Chief       Executive Director and Chief Compliance                 1
  UBS Global Asset                    Compliance    Compliance  Officer of UBS Global Asset Management (US)
    Management (US) Inc.              Officer       Officer     Inc.and UBS Global Asset Management
  51 West 52nd Street                               since       (Americas) Inc.
  New York, NY 10019                                2004*

Wilfred Sit (36)                      Vice          Vice        Director of Asian Equities of Baring Asset              1
  Baring Asset Management             President     President   Management (Asia) Limited; Lead Manager of
    (Asia) Limited                                  since       Baring Eastern Trust and Baring Asia Growth
  Edinburgh Tower, 19th Floor                       2004*       Fund; previously Lead Investment Manager of
  15 Queens Road Central                                        INVESCO GT Greater China Opportunities Fund,
  Hong Kong                                                     INVESCO Perpetual Hong Kong and China Growth
                                                                Fund and the INVESCO China Open Fund

Joseph T. Malone (37)                 Treasurer     Treasurer   Director and Co-Head of the Mutual Fund                 1
  UBS Global Asset                    and           and         Finance Department of UBS Global Asset
    Management (US) Inc.              Secretary     Secretary   Management (US) Inc.; Treasurer and
  51 West 52nd Street                               since       Principal Accounting Officer for other
  New York, NY 10019                                2004*       investment companies for which UBS Global
                                                                Asset Management (US) Inc. serves as
                                                                investment adviser and/or administrator

---------------
*    The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified; all other officers hold office at the discretion of the Board of Directors.

Board Meetings and Committees

     The Board of Directors of the Fund met five times during the fiscal year ended December 31, 2004. During such period, each Director who was a Director at the time of such meeting attended 75% of the aggregate of all meeting of the Board of Directors and of the committees of the Board on which they served.

     The Board of Directors of the Fund has an Executive Committee, an Audit Committee and a Nominating Committee. The Board does not have a compensation committee.

Executive Committee

     The Board has an Executive Committee consisting of Messrs. Baker, Bradley and Taylor, each of whom is not an "interested person" of the Fund or of Baring Asset Management (Asia) Ltd., the Fund's investment manager, within the meaning of Section 2(a)(19) of the 1940 Act (a "noninterested director").

The Executive Committee has the authority to act for the Board of Directors on all matters between the meetings of the Board, subject to any limitations under applicable state law. The Executive Committee did not meet during the fiscal year ended December 31, 2004.

Audit Committee

     The Board has an Audit Committee consisting of Messrs. Baker, Bradley, Hawkins, Tsim and Maher, each of whom is a noninterested director and meets the "independence" requirements of Rule 10A-3(b)(1) under the Securities and Exchange Act of 1934. The Audit Committee reviews with management and the Fund's independent registered public accounting firm, among other things, the scope of the independent registered accounting firm's audit of the Fund's financial statements, reviews and discusses the Fund's annual audited financial statements with management, reviews the independent registered public accounting firm's required communications regarding the scope and results of the audit, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund's independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund's accounting and financial reporting processes. The Audit Committee met three times during the fiscal year ended December 31, 2004.

Nominating Committee

     The Board has a Nominating Committee consisting of Messrs. Baker and Bradley, each of whom is a noninterested director. The Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, selecting or recommending that the Board select the Fund's nominees to be submitted to the shareholders for election as directors of the Fund each year or, if applicable, at a special meeting of shareholders. In the case of vacancy in the office of a director, the Nominating Committee may recommend a nominee to fill such vacancy either through appointment by the Board of Directors or through election by shareholders.

     The Nominating Committee will consider nominees recommended by shareholders, provided that such recommendations are made in writing to the Secretary of the Fund not later than March 1, 2006. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. Nominees will be evaluated based on the criteria set forth in the Nominating Committee Charter and other factors which the Nominating Committee considers appropriate. The Nominating Committee met once during the fiscal year ended December 31, 2004.

Director Ownership of Equity Securities in the Fund or Fund Complex

     As of March 31, 2005, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or the Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

                                                                            Aggregate Dollar Range of Equity
                                                                              Securities in All Registered
                                  Dollar Range of Equity Securities in      Investment Companies Overseen by
  Name of Interested Director                   the Fund                        Director in Fund Complex
  ---------------------------      ------------------------------------     ----------------------------------
John A. Bult................                 over $100,000                           over $100,000

                                                                            Aggregate Dollar Range of Equity
                                                                              Securities in All Registered
                                  Dollar Range of Equity Securities in      Investment Companies Overseen by
 Name of Noninterested Director                 the Fund                        Director in Fund Complex
 ------------------------------   ------------------------------------      --------------------------------
Edward Y. Baker.............                 $10,001-50,000                          $10,001-50,000
Richard B. Bradley..........                 $10,001-50,000                          $10,001-50,000
John A. Hawkins.............                 $10,001-50,000                          $10,001-50,000
C. William Maher............                      $0                                      $0
Jonathan J.K. Taylor........                 $10,001-50,000                          $10,001-50,000
Tak Lung Tsim...............                      $0                                      $0

Director Ownership of Securities in Investment Advisers or Principal Underwriters of the Fund or Their Affiliates

     As of March 31, 2005, noninterested directors of the Fund and their immediate family members owned beneficially or of record the following securities in investment advisers or principal underwriters of the Fund or the affiliates of such investment advisers and underwriters:

                             Name of Owners and                                                        Percent
        Name of               Relationships to                         Title of        Value of           of
 Noninterested Director           Director             Company          Class         Securities        Class
John A. Hawkins             John and Jennifer        Baring-Coller     Units(3)      $100,000(4)          *
                            Hawkins(1)               Secondaries
                                                     Fund(2)
---------------
*    Amounts to less than 1% of class.

(1)  Joint account with spouse.

(2)  Fund managed by Baring Asset Management Limited, of which the Fund's Investment Manager is an indirect subsidiary.

(3)  Each unit is comprised of the following: 500 A shares (nominal non-cumulative redeemable preference shares; par value $0.01); 499 B shares (redeemable equity shares; par value $0.01); 1 C share (equity share; par value $0.01).

(4)  Represents amount committed. As of December 31, 2004, $50,000 had been called.

Other Director Interests in Investment Advisers or Principal Underwriters of the Fund or Their Affiliates

     As of December 31, 2004, John A. Hawkins, a noninterested director of the Fund, had been named a beneficiary of a discretionary trust for the benefit of his mother. Baring Asset Management (C.I.) Limited ("BAM C.I.") provides investment advice to the trustee. BAM C.I. is an indirect subsidiary of Baring Asset Management Limited, the Fund's Investment Manager. As of June 30, 2005, Mr. Hawkins's contingent beneficial interest in the trust was approximately $658,000.

Compensation of Directors and Officers

     The directors of the Fund do not receive any pension or retirement benefits from the Fund. Each noninterested director receives fees, paid by the Fund, of
(i) $2,000 (or, in the case of the Fund's Chairman, $3,500) per directors' meeting attended, (ii) $1,000 (or, in the case of the Audit Committee's Chairman, $2,500) per Audit Committee meeting attended and (iii) an annual director's fee of $14,000.

     The officers of the Fund receive no compensation from the Fund. The Directors of the Fund who are "interested persons" of the Fund or of the Fund's Investment Manager receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund to the Fund's noninterested Directors for the fiscal year ended December 31, 2004:

                                                      Pension or
                                                      Retirement                             Total Compensation
                                   Aggregate       Benefits Accrued     Estimated Annual     From Fund and Fund
                                  Compensation      As Part of Fund      Benefits Upon        Complex Paid to
Name of Director                   from Fund           Expenses            Retirement            Directors
----------------                  ------------     -----------------    ----------------     ------------------
Edward Y. Baker.............        $27,500               __                  __                 $27,500
Richard B. Bradley..........        $33,500               __                  __                 $33,500
John A. Hawkins.............        $26,000               __                  __                 $26,000
C. William Maher............        $26,000               __                  __                 $26,000
Jonathan J.K. Taylor........        $23,000               __                  __                 $23,000
Tak Lung Tsim...............        $26,000               __                  __                 $26,000

     The Fund's Investment Manager supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund and receives a management fee for its services. Two of the Fund's officers are also officers and/or employees of the Fund's Investment Manager or affiliates thereof.

Code of Ethics

     The Fund and its Investment Manager have each adopted a code of ethics in accordance with Rule 17j-1 of the 1940 Act. Subject to certain conditions and restrictions, each code of ethics permits directors, officers and other personnel subject to its provisions to invest in securities, including securities that may be purchased or held by the Fund.

     Each of these codes of ethics can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are available on the Fund's website at http://www.greaterchinafund.com and on the EDGAR database on the SEC's website at http://www.sec.gov. Copies may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section at 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

     The Fund has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to the Investment Manager the responsibility for voting proxies, subject to the continuing oversight of the Fund's Board of Directors. The Fund's procedures provide that the Board of Directors annually review the Investment Manager's proxy voting policies and procedures and the Investment Manager's proxy votes on behalf of the Fund. The Investment Manager's proxy voting policies and procedures are summarized below.

Proxy Voting Policies and Procedures of the Investment Manager

     In voting proxies on behalf of the Fund and in keeping with its fiduciary duty to the Fund, the Investment Manager seeks to maximize the value of the Fund's shareholdings. The Investment Manager will vote proxies on all proposals, except in those instances in which portfolio managers determine that the economic return of voting proxies issued by non-U.S. corporations would be outweighed by the costs that would be incurred by the Fund's accounts. The Investment Manager employs a third-party proxy administrator, Institutional Shareholder Services ("ISS"), to review specific proxy proposals and to notify the Investment Manager of upcoming shareholder meetings. While the Investment Manager's Global Events department generally determines whether a proxy proposal concerns a routine matter or a non-routine matter, portfolio managers are ultimately responsible for making such determinations. In addition, the Investment Manager has established a Proxy Voting Committee to establish its proxy voting policies. The Proxy Voting Committee is available to portfolio managers, analysts and other investment personnel for advice on voting unusual proxy proposals. In addition, the Proxy Voting Committee must review and approve portfolio manager recommendations to cast proxy votes contrary to the Investment Manager's general policies.

     The Investment Manager maintains standing instructions at ISS to vote in favor of management proposals at annual shareholder meetings for issuers located in the United States, Canada and well-developed Pacific Basin and European countries. The standing instructions are subject to review by the Proxy Voting Committee and the Global Events department. The Investment Manager does not maintain standing instructions for proxy votes to be cast at extraordinary or special shareholder meetings.

     The Investment Manager has a general policy of voting in favor of management proposals on the following ballot items:

     (a)  re-election of directors that have satisfied their fiduciary duties;
     (b)  amendments to employee benefit plans;
     (c)  approval of independent auditors;
     (d)  directors' and auditors' compensation;
     (e)  directors' and officers' indemnification;
     (f)  financial statements and allocation of income;
     (g)  dividend payouts;
     (h)  authorization of share repurchase programs; and
     (i)  elimination of cumulative voting.

In addition, the Investment Manager generally votes in favor of the following ballot items, which are often proposed by shareholders:

     (a) requiring auditors to attend the corporation's annual shareholders' meeting;
     (b)  establishing an annual election of the board of directors;
     (c)  establishing audit, nominating or compensation committees;
     (d) requiring shareholder approval of amendments to the bylaws and corporate articles;
     (e) requiring a shareholder vote on the creation of shareholder rights plans (i.e., "poison pill" plans) and calling for the repeal of antitakeover measures; and
     (f) requiring reasonable expansion of financial or compensation-related reporting.

     The following are considered "nonroutine" ballot measures, for which portfolio managers have responsibility for advising the Global Events department on how proxy votes should be cast:

     (a) changes to the issuer's capitalization due to the addition or elimination of classes of stock and voting rights;
     (b) changes to the issuer's capitalization due to stock splits and stock dividends;
     (c)  the elimination of preemptive rights for share issuance;
     (d) the creation of, or changes to, antitakeover measures, including shareholder rights plans;
     (e) stock option plans and other stock-based employee compensation or incentive plans;
     (f) the addition, deletion or changes to super-majority voting requirements;
     (g)  mergers or acquisitions;
     (h)  the establishment or alteration of classified boards of directors; and
     (i)  change-in-control provisions in management compensation plans.

     Portfolio managers are responsible for identifying situations in which there may be a material conflict of interest between the Investment Manager or its affiliates and the Fund and for raising such matters with the Proxy Voting Committee before issuing voting instructions. The Proxy Voting Committee will review the matter. If the Proxy Voting Committee determines that a material conflict of interest exists, the Investment Manager will disclose the conflict to the Fund and obtain written consent from the Fund prior to voting unless (i) the matter is a routine, noncontroversial matter; (ii) the matter is one for which a general voting policy exists and the instructions regarding the vote will be consistent with that policy; or (iii) the instructions regarding the vote are contrary to the interest of the party giving rise to the conflict of interest.

     The Investment Manager has an obligation to notify the Fund of any material change in its proxy voting policies and procedures.

     Information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the Fund's website at http://www.greaterchinafund.com and on the SEC's website at http://www.sec.gov.

Other

     The Articles of Incorporation and Bylaws of the Fund provide that the Fund shall indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, the Fund's Articles of Incorporation provide that the Fund's directors and officers shall not be liable to shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the Bylaws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. No insurance obtained by the Fund shall protect or purport to protect officers or directors, the investment adviser or co-advisers or any principal underwriter of the Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

     The Board of Directors is divided into three classes. At each annual meeting of shareholders, the term of one class expires and directors are elected to serve in that class for terms of three years. See "Description of Common Stock--Certain Antitakeover Provisions in the Fund's Articles of Incorporation and Bylaws and under Maryland Law."

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best of the Fund's knowledge, as of September 1, 2005, the following persons have beneficial ownership of more than 5% of the outstanding Common
Stock:

       Name and Address                Amount of               Percentage of
      of Beneficial Owner         Beneficial Ownership       Outstanding Class
      ---------------------       --------------------       -----------------

 Lazard Asset Management LLC          671,300 shares               5.3%
   30 Rockefeller Plaza
   New York, New York  10112

     As of September 1, 2005, all the directors and officers of the Fund, as a group, own [_____] shares of Common Stock, which amount represents less than 1% of the Common Stock outstanding.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Manager

     Baring Asset Management (Asia) Limited, the Fund's Investment Manager, is a Hong Kong corporation that was incorporated in 1985 to advise institutional clients with respect to investments in Asia. BAMA is an indirect wholly owned subsidiary of Baring Asset Management Limited ("BAM"). Effective March 31, 2005, Massachusetts Mutual Life Insurance Company ("MassMutual") acquired

BAM and its subsidiaries from ING Groep N.V. The basis of the current ownership of BAMA by MassMutual is as follows: BAMA is a wholly owned direct subsidiary of Baring Asset Management (Asia) Holdings Limited, which in turn is a wholly owned direct subsidiary of Baring Asset Management UK Holdings Limited. Baring Asset Management UK Holdings Limited is a wholly owned direct subsidiary of Baring International Investment Management Limited. Baring International Investment Management Limited is a wholly owned direct subsidiary of Baring International Investment Management Holdings Limited, a wholly owned direct subsidiary of BAM. BAM is a wholly owned direct subsidiary of MassMutual Holdings (Bermuda) Limited, which in turn is a wholly owned direct subsidiary of MassMutual Holding LLC. MassMutual Holding LLC is a wholly owned direct subsidiary of MassMutual.

     BAM is a leading international investment manager and, through its subsidiaries, had approximately $34.5 billion in assets under management for pension funds, corporations, government agencies, charitable organizations, investment companies and private individuals as of December 31, 2004. BAM had approximately $2.9 billion invested in Asian securities markets (excluding Japan) as of December 31, 2004.

     Subject to the supervision and direction of the Fund's Board of Directors and pursuant to a management agreement (the "Management Agreement"), the Investment Manager manages the Fund's investments, in accordance with the Fund's investment objectives, policies and restrictions and makes investment decisions and exercises voting rights on behalf of the Fund, including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Fund pays the Investment Manager a monthly fee at the annual rate of 1.25% of the Fund's average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million. The fees payable to the Investment Manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. The Investment Manager received fees equal to $1,717,336 for the year ended December 31, 2002, $1,953,295 for the year ended December 31, 2003 and $2,619,434 for the year ended December 31, 2004.

     Certain officers of the Fund are also directors or officers of the Investment Manager or affiliates of the Investment Manager as indicated under "--Directors and Officers" above. The Investment Manager's offices are located at Edinburgh Tower, 19th Floor, 15 Queen's Road Central, Hong Kong.

Administrator

     The Administrator of the Fund is UBS Global Asset Management (US) Inc., a Delaware corporation and an affiliate of UBS Securities, the Dealer Manager. The Administrator's principal offices are located at 51 West 52nd Street, New York, New York.

     Under an administration agreement with the Fund (the "Administration Agreement"), the Administrator agrees to perform or arrange for the performance of the following services for the Fund: payment of the Fund's expenses; maintenance of the books and records of the Fund; review of the Fund's federal, state, local and other income tax returns; assistance in monitoring and developing compliance procedures for the Fund; responding to, or referring, inquiries from Fund shareholders; calculation of the net asset value of the Common Stock; review of implementation of any stock purchase or dividend reinvestment programs; oversight of the performance of administrative and professional services rendered to the Fund by others, including the Fund's custodian and transfer agent, dividend paying agent and registrar, as well as accounting, auditing and other services; acting as liaison between the Fund and its various service providers; providing the Fund with corporate secretarial services and supplies; coordination of the preparation of the Fund's reports to shareholders and the SEC; and general assistance to the Fund's service providers needed to carry on properly the business and operations of the Fund. For these services, the Administrator receives a monthly fee at an annual rate of 0.22% of the Fund's average weekly net assets of up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000. The Administrator received fees equal to $289,824 for the year ended December 31, 2002, $326,766 for the year ended December 31, 2003 and $450,407 for the year ended December 31, 2004.

Management and Administration Agreements

     The Management Agreement and the Administration Agreement (the "Agreements") set forth the services to be provided by and the fees to be paid to each party, as described above. Neither the Investment Manager nor the Administrator shall be liable for any loss suffered by the Fund in connection with the matters to which the respective Agreement relates or, in the case of the Investment Manager, for any error of judgment or mistake of law, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or Administrator, as the case may be, in the performance of, or from reckless disregard by it of, its obligations and duties under, such Agreement or, in the case of the Investment Manager, a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act). The Fund has agreed to indemnify the Investment Manager and its directors, officers and controlling persons against reasonable legal expenses incurred in the successful defense against any claim arising out of or based upon the performance of the Management Agreement.

     The Agreements provide that the Investment Manager and the Administrator will bear all expenses of their employees and overhead incurred by them in connection with their duties under such Agreements. The Investment Manager and the Administrator further agree to pay all salaries and fees of the Fund's directors and officers who are interested persons (as such term is defined in the 1940 Act) of such party. The Fund will bear all of its own expenses, including expenses of organizing the Fund; fees of the Fund's directors who are not interested persons (as such term is defined in the 1940 Act) of any other party to the Agreements; out-of-pocket travel expenses for all directors and other expenses incurred by the Fund in connection with directors' meetings; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of shareholders' meetings and preparing and distributing proxies and reports to shareholders.

     The services of the Investment Manager and the Administrator are not deemed to be exclusive, and nothing in the Agreements will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. If other clients of the Investment Manager desire to purchase or sell a security at the same time the security is purchased for or sold by the Fund, purchases and sales will be allocated among such clients and the Fund in a manner believed by the Investment Manager to be equitable to such clients and the Fund.

     The Administration Agreement will continue in effect until July 22, 2006, and the Management Agreement will continue in effect until June 30, 2007. If not sooner terminated, both Agreements will continue in effect for successive periods of 12 months thereafter, provided that such continuance is specifically approved annually by (i) the vote of a majority of the Fund's Board of Directors who are not parties to such Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's Board of Directors. Each of the Agreements may be terminated at any time by the Fund, without penalty, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund on 60 days' written notice. Each of the Agreements will terminate automatically as to any party in the event of its assignment (as such term is defined in the 1940 Act) by that party. In addition, the Investment Manager may terminate the Management Agreement on 90 days' written notice, and the Administrator may terminate the Administration Agreement on 120 days' written notice.

     In connection with their approval of the Management Agreement, the Board considered several factors. The Board reviewed the nature, extent and quality of the management services provided by BAMA and in connection therewith received a report from BAMA detailing the scope of BAMA's investment management operations, the breadth and depth of its management, investment and research personnel and the various support and administrative services that BAMA provides to the Fund. BAMA managed approximately $2.9 billion of Asian equity securities as of December 31, 2004 and employed 10 investment professionals. BAM Asia has acted as the Fund's Investment Manager since 1992, which has afforded the Board significant and continuing opportunity to evaluate the services provided to the Fund by BAMA. The Board met with Wilfred Sit, the Fund's portfolio manager, and Khiem Do, the head of Asian equities at BAMA, regarding the impact of the acquisition of BAM and its subsidiaries by MassMutual on BAMA and Mr. Sit's investment management team and solicited written assurances from senior management of BAM and MassMutual that the acquisition would not result in any change to the existing operations, resources and personnel of BAMA. Based on its experience and familiarity with BAMA and the foregoing review and analysis, the Board concluded that BAMA can provide high quality investment management services to the Fund.

     The Board also considered the investment performance of the Fund and in connection therewith reviewed, among other items, a report by UBS Securities LLC that included a comparison of the Fund's net asset value return over a one year, a three year and a five year period (in each case ending December 31, 2004) against the returns realized over comparable periods by four other United States listed, closed-end China region equity funds. The Fund was second of five over one year, fourth of five (but very close to both the third fund and the average of all five funds) over three years and third of five (but above the average of all five funds) over five years. The Board also reviewed the performance of the Fund's net asset value against a benchmark (the MSCI China (Free) Index before June 1, 2000 and the MSCI Zhong Hua (Free) Index thereafter) for the period from December 31, 1992 to January 28, 2005, which showed a positive total return (with dividends reinvested) of 5.9% per annum for the Fund versus a loss of 7.9% per annum for the benchmark.

     The Board also evaluated the management fees payable to BAMA and the benefits realized by BAMA from its management arrangements with the Fund. In this connection, the Board reviewed a detailed report prepared by BAMA on the costs to BAMA of providing management and other services to the Fund (for the purposes hereof management staff costs were allocated directly to the Fund and support, compliance and overhead costs were allocated among managed accounts on a percentage of assets basis) and the profit margin earned by BAMA thereon. The Board found such profit margin to be reasonable for the services provided. The Board also reviewed the management fees payable by other United States listed, closed-end China region funds (the two deemed most comparable to the Fund pay fees at the rate of 1% of net assets and 1.25% of net assets, respectively) and by other comparable accounts managed by BAMA and its affiliates (BAMA's report showed that two emerging market retail funds had fee rates of 1.25% and 1.50% of net assets, respectively; an open-end China fund had fees of 2% of net assets plus a performance fee; and, while it was recognized that fees for pension fund and other institutional clients can vary depending on the breadth and size of the portfolio managed, the basic rate charged for managing a pension fund or institutional emerging market equity account is 1% of net assets and there is often an additional performance fee component). Finally, the Board considered
(i) the fact that BAMA benefits from its management agreement with the Fund through its receipt, pursuant to soft dollar arrangements, of research and other services from brokers who execute trades for the Fund and other accounts managed by BAMA and (ii) the more extensive regulatory and compliance requirements that BAMA is subject to in connection with a United States listed managed account like the Fund in comparison to its non-U.S. managed accounts and the costs that result therefrom. Based upon these inputs, the Board determined that

1.25% of average net assets was a reasonable fee for the management services BAMA provides to the Fund based upon the current size of the Fund. The Board did, however, decide that it would like the Fund to benefit from economies of scale as the Fund grows in the future. Accordingly, the Board negotiated with BAMA to reduce the 1.25% management fee rate applicable under the prior Management Agreement in the event the Fund's average net assets grow materially in the future. As a result of such negotiation, the Management Agreement provides for management fees at the rate of 1.25% of the Fund's average weekly net assets up to $250 million and 1% of such net assets in excess of $250 million.

                               PORTFOLIO MANAGER

     Wilfred Sit is the Fund's portfolio manager, the person associated with the Investment Manager who is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Sit does not receive compensation from Fund. As of September 30, 2005, Mr. Sit did not beneficially own any equity securities in the Fund.

     In addition to the Fund, Mr. Sit was also responsible for the day-to-day management of the portfolio of the following accounts as of September 30, 2005:

                                Registered Investment    Other Pooled Investment
                                       Companies                Vehicles           Other Accounts
                                ---------------------    -----------------------   --------------

Number of Accounts.............           0                         2                     1
Total Assets (US$ million).....          $0                        $153.1               $153.5

There are no material conflicts of interest that arise as a result of Mr. Sit's management of these other accounts.

                                NET ASSET VALUE

     Net asset value per each share of Common Stock is determined (a) at least weekly, (b) on the last business day of each month and (c) at such other times as the Fund's Board of Directors may determine in each case by dividing the value of the net assets of the Fund (the value of its total assets less its liabilities) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                          DESCRIPTION OF COMMON STOCK

     The Fund is authorized to issue 100,000,000 shares of Common Stock, $0.001 par value per share. The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and the shares issued pursuant to this Offer when issued will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description and the description under "Certain Antitakeover Provisions in the Fund's Charter and Bylaws and under Maryland Law" are subject to the provisions contained in the Fund's organizational documents (i.e., the Fund's Charter and bylaws).

     Set forth below is information with respect to the Common Stock as of June 30, 2005:

                                                            Amount Outstanding
                                                               Exclusive of
                                   Amount Held by Fund      Shares Held by Fund
Amount Authorized                    for Its Account        for Its Own Account
-----------------                  -------------------      --------------------
100,000,000 shares................       0 shares             12,597,503 shares

Certain Antitakeover Provisions in the Fund's Charter and Bylaws and under Maryland Law

     The Fund has provisions in its organizational documents that are intended to limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, (iii) the ability of the Fund's directors or shareholders to amend the Fund's organizational documents, (iv) the ability of the Fund's shareholders to change the composition of the Board of Directors, or (v) conversion of the Fund to an open-end investment company. These provisions of the Fund's organizational documents may be regarded as "antitakeover" provisions. Commencing with the first annual meeting of shareholders, the Board of Directors was divided into three classes. Such a system of electing directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's shareholders to change the majority of directors.

     Under the Fund's Charter, with the exception of certain enumerated transactions described herein, any other action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon. An affirmative vote of 75% of the outstanding Common Stock (unless a majority of Continuing Directors, as defined in the Fund's Charter, approved the transaction) is required under the Fund's Charter for any of the following transactions involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding Common Stock or to amend the provisions of the Fund's Charter relating to such transactions:

     (i)  merger, consolidation or statutory share exchange;

    (ii)  issuance of any of our securities for cash;

   (iii) sale, lease or exchange of more than $1 million in aggregate market value of our assets to another entity; or

    (iv) sale, lease or exchange to us for our securities of more than $1 million in aggregate market value in assets of another entity.

     Furthermore, the Fund's Charter also requires the affirmative vote of 75% of the outstanding Common Stock (unless a majority of Continuing Directors approved the transaction) to either liquidate or dissolve the Fund or to convert the Fund to an open-end investment company (including amendments to the Fund's Charter to make the Common Stock a "redeemable security" as defined under the 1940 Act). Any proposed amendment to the Fund's Charter intended to repeal or adopt an inconsistent provision to any of the provisions that require a 75% supermajority vote must itself be authorized by not less than 75% of the aggregate votes entitled to be cast at a shareholders' meeting or in writing without a meeting. These supermajority requirements are higher than that required by federal or state law. For the full text of these provisions, reference is made to the Charter and Bylaws of the Fund on file with the SEC.

     The provisions of the Fund's organizational documents described above could have the effect of depriving the owners of the Common Stock of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The Board of

Directors of the Fund has considered the foregoing antitakeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

     In addition to the foregoing provisions in the Fund's organizational documents, the following elective statutory provisions relating to extraordinary actions and unsolicited takeovers are provided under Maryland law. To date, the Fund has not elected to be bound by such provisions, but the Fund may do so to the extent they would not be contrary to the Investment Company Act if the Board of Directors adopts resolutions to opt-in to such provisions. Such elections could have the effect of discouraging offers to acquire the Fund and of increasing the difficulty of consummating any such offer.

     Business Combinations. If the Fund makes the relevant statutory election, the Fund will be subject to certain restrictions concerning certain "business combinations" (including mergers, consolidations, share exchanges or, in certain circumstances, asset transfers or issuances or reclassifications of equity securities) between the Fund and an "interested stockholder." Interested stockholders are persons that (i) beneficially own 10% or more of the voting power of the Common Stock or (ii) are affiliates or associates of the Fund who, at any time within the two-year period prior to the date in question, were the beneficial owners of 10% or more of the voting power of the Common Stock. Such business combinations will be prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any such business combination must be recommended by the Board of Directors of the Fund and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of the Fund's outstanding voting shares and (ii) two-thirds of the votes entitled to be cast by holders of the Fund's outstanding voting shares other than shares held by the interested stockholder or an affiliate or associate of the interested stockholder with whom the business combination is to be effected, unless, among other things, the Fund's shareholders receive a minimum price for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the Board of Directors of the Fund prior to the time that the interested stockholder becomes an interested stockholder.

     Control Share Acquisitions. Companies may also elect to be bound by a Maryland statutory provision that provides that, with certain exceptions, "control shares" of the Common Stock acquired in a "control share acquisition" (defined below) have no voting rights except to the extent approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding shares of the Common Stock owned by the acquiring person or by officers or directors who are employees of the company. "Control shares" are shares of voting stock that, if aggregated with all other such shares previously acquired by such a person, would entitle the acquiring person to exercise voting power in electing directors within one of the following ranges of voting power:
(i) 10% or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A "control share acquisition" means, subject to certain exceptions, the acquisition of, ownership of or the power to direct the exercise of voting power with respect to control shares. If we were to elect to be bound by this statutory provision, such action would be contrary to Section 18(i) of the Investment Company Act.

     Other provisions. A Maryland corporation that has three directors who are not employees of the corporation or related to an acquiring person and that is subject to the reporting requirements of the Securities Exchange Act of 1934 may elect in its charter or bylaws or by resolution of its board of directors to be subject to all or part of a special subtitle that provides that:

     (i)  the corporation may have a staggered board of directors;

    (ii) any director may be removed only for cause and by the vote of two-thirds of the votes entitled to be cast in the election of directors generally, even if a lesser proportion is provided in the charter or bylaws;

   (iii) the number of directors may only be set by the board of directors, even if the procedure is contrary to the charter;

    (iv) vacancies may only be filled by the remaining directors, even if the procedure is contrary to the charter or bylaws; and

     (v) the secretary of the corporation may call a special meeting of stockholders at the request of stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting, even if the procedure is contrary to the charter or bylaws.

     If we were to elect to be bound by certain provisions described above, such action would be contrary to certain provisions of Section 16(a) of the Investment Company Act.

     Articles supplementary must be filed with the Maryland State Department of Assessments and Taxation if the Fund elects to be subject to any or all of these provisions. Shareholder approval is not required for the filing of articles supplementary. To date, the Fund has not elected to be governed by these specific provisions. However, the Fund's Charter and Bylaws already contain some of these provisions independent of these elections. For instance, the Charter requires a 75% vote to remove directors (and then only for cause). The Fund also has a staggered board. The Fund may elect to be governed by these provisions at any time in the future.

                         CERTAIN INFORMATION CONCERNING
                          CHINA, HONG KONG AND TAIWAN

     The following information is based on material obtained by the Fund from various governmental and other sources that is believed to be accurate but all of which has not been independently verified by the Fund or the Investment Manager. Many of the indicated numbers, including percentage information, is, whether or not so specified, estimated or approximate. The information provided is not intended to be a complete description of the subject matter covered.

China

     With a population of approximately 1.3 billion at the end of 2002, China is the world's most populous country. It is the world's third largest nation in terms of land area, next only to Russia and Canada, with approximately 3.7 million square miles; it shares borders with 14 nations, including Russia, India, North Korea and Vietnam; its vast and diverse terrain includes the Himalayan Mountains, the Gobi Desert as well as tropical areas in the south. Politically, below the central government, China is divided into 22 provinces (China considers Taiwan to be its 23rd province), five autonomous regions, four municipalities under the direct control of the central government and two special administrative regions (Hong Kong and Macau). Below the provincial governments, there are over 2,800 municipal and county governments and numerous townships.

History and Politics

     China has one of the world's oldest civilizations, first unified as a nation in 221 B.C. In the last century, China's political system moved from its first republic (1911-1949) to a one-party communist state after a civil war that ended in 1949 with the victory of the Communist revolutionaries led by Mao Zedong. Under Mao's rule, the CCP established China's present governmental structure under which all aspects of the Chinese economy were centrally planned and implemented by the party. After Mao's death in 1976, China's economic system began a process of reformation under the leadership of Deng Xiaoping marked by a trend as described below toward a market economy, private ownership and an easing of restrictions on foreign investment.

Government

     China is officially designated as a "people's republic," described by the Chinese government as a dictatorship of the working classes. It has a one-party political system controlled by the CCP. The highest ranking legislative body in the state hierarchy is the National People's Congress ("NPC"), composed of approximately 3,000 members indirectly elected every five years from provincial people's congresses and the People's Liberation Army. The NPC, which meets once a year for two or three weeks, is empowered to amend the Chinese constitution, enact and amend laws and examine and approve national economic and social plans. Historically, however, the NPC has been viewed as less of a law-making body than as an organization structured solely to enact CCP policies. When the NPC is not in session, its powers are vested in a Standing Committee, which currently has 176 members. The Standing Committee meets regularly through the year and exercises legislative functions conferred by the Chinese constitution. The highest organ of state administration is the State Council, whose members are appointed by the NPC. The President nominates the Premier, and the Premier nominates other members of the State Council. The Central Military Commission, whose members are also appointed by the NPC (with the exception of the chairman, who is elected by the NPC), directs China's armed forces.

     The CCP structure parallels the governmental structure, and often, the two systems overlap, with little distinction between government and party positions. The CCP is governed by the National Party Congress, which meets every five years in plenary sessions, and by a Central Committee, composed of approximately 200 members elected every five years by the National Party Congress. The Central Committee normally convenes once a year. When not in session, a Political Bureau, or "Politburo," is vested with the Central Committee's power. The power of the Politburo, which currently consists of 24 members, is further centralized in the Politburo Standing Committee. This Standing Committee is seen as the real focus of power in China, as it sets CCP policy and controls all administrative, legal and executive appointments. The Politburo Standing Committee currently consists of nine members, including Hu Jintao, who holds the positions of President, General Secretary of the CCP and Chairman of the Central Military Commission, and Wen Jiabao, the Premier of the State Council.

Economy

     China's economy is centrally planned by the government through the use of a series of economic and social development plans that set overall targets for different sectors of the economy. China is now in its Tenth Five-Year Plan (2001-2005), which establishes official economic targets through the year 2005. Since market-oriented reforms were initiated under Deng, China's economy has been in the process of transforming from a rural agricultural economy into a modern manufacturing nation and from a centrally planned economy into a market-oriented economy. China's economy has seen rapid growth in recent years, with yearly double-digit percentage increases in the growth of its GDP from 1990 to 1995. China's growth has been sustained, but at a less rapid rate, since 1995. Real GDP grew by an average annual rate of 8.23% from 1998 to 2004 (1998-7.8%, 1999-7.1%, 2000-8.0%, 2001-7.5%, 2002-8.0%, 2003-9.7% and
2004-9.5%). The Chinese government has attributed the growth in China's GDP to various reforms, including those designed to remove price controls, reduce government subsidies, separate government from business management and commercial activities, encourage private and foreign investment, diversify ownership in the public sector of the economy, liberalize foreign trade, ease capital transfers, strengthen the financial system, improve the social welfare system and rationalize the tax system. The current Five-Year Plan recognizes that the market mechanism is playing an increasing role in the distribution of resources and sets a goal of doubling GDP by 2010 (over that of 2000).

     The following table sets forth selected annual data relating to China's economy for the periods indicated.

                                           1998               1999          2000          2001         2002        2003
                                        -------           --------      --------       -------     --------    --------
GDP (in billions of RMB) (1)            7,834.5            8,206.8       8,946.8       9,731.5     10,479.1    11,689.8
Population (in millions)                1,247.6            1,257.9       1,267.4       1,276.3      1,284.5     1,292.3
Per capital GDP (in RMB)                6,308.0            6,551.0       7,086.0       7,651.0      8,184.0     9,101.0
Exports (in billions of US$)              183.7              194.9         249.2         266.1        325.6       438.2
Imports (in billions of US$)              140.2              165.7         225.1         243.6        295.2       412.8
Foreign exchange reserves                 145.0              154.7         165.6         212.2        286.4       403.3
   (in billions of US$) (year
   end)(1)
Total industrial gross output           6,773.7            7,270.7       8,567.4       9,544.9     11,077.6    14,227.1
   value
   (in billions of RMB)(1)
Total agricultural gross output         2,454.2            2,451.9       2,491.6       2,618.0      2,739.1     2,969.2
   value (in billions of RMB)(1)
Rate of inflation                        (0.8)%             (1.4)%          0.4%          0.7%       (0.8)%        1.2%

---------------------
(1)  Calculated at current prices.

Source:   China Statistical Yearbook of 2004, the National Bureau of Statistics of China, Annual Reports of the
          People's Bank of China of 2000, 2002 and 2003, the People's Bank of China.

     The Chinese government classifies the country's economy into three major sectors. The primary sector includes farming, animal husbandry, fishery, forestry and related businesses. In 2003, it constituted approximately 14.6% of China's total GDP and its growth rate was 2.5% over the previous year. The GDP of the primary sector increased from RMB1,455.2 billion in 1998 to RMB1,709.2 billion in 2003, but its share in China's total GDP declined from approximately 18.6% to approximately 14.6% over the same period. This decline was due to relatively rapid growth in the country's secondary and tertiary sectors as well as a decrease in farmland as a result of growing urbanization.

     The secondary sector is composed of industry, including mining, manufacturing, energy production and supply and construction. In 2003, the secondary sector constituted approximately 52.2% of China's total GDP and its growth rate was 12.7% over the previous year. The secondary sector's GDP increased from RMB3,861.9 billion in 1998 to RMB6,127.4 billion in 2003, and its share in China's total GDP increased from approximately 49.3% to approximately 52.2% over the same period. This increase reflected growth in the country's secondary sector as a result of China's recent economic developments.

     The tertiary sector is composed of services as well as other segments of the economy that are not included in either the primary or secondary sector, such as transportation, postal and telecommunications services, retail sales, real estate, financial services, insurance, education, tourism and entertainment. In 2003, the tertiary sector accounted for approximately 33.2% of China's total GDP, growing 7.3% over the previous year. GDP for the tertiary sector increased from RMB2,517.4 billion in 1998 to RMB3,888.6 billion in 2003, and its share in China's total GDP increased from approximately 32.1% to approximately 33.2% over the same period. This increase reflected the rapid growth of the country's service sector as a result of China's economic development. In the second quarter of 2003, however, China's tourism, entertainment, catering service and transportation industries experienced difficulties and suffered losses due to the outbreak of Severe Acute Respiratory Syndrome ("SARS"). GDP attributable to the tertiary sector increased only 0.8% during that quarter. At the end of June 2003, GDP attributable to the tertiary sector reached RMB1,649.9 billion, which represented an increase of 4.2% over the same period in 2002.

     The following table presents the amounts contributed to GDP by major sectors of China's economy on an annual basis for the periods indicated.

                                                                                                          Percentage
                            1998         1999          2000         2001          2002          2003      of 2003 GDP
                           ------       ------        ------       ------        -----         -----      -----------
                                                (in billions of RMB, except for percentages)
Primary sector (1)         1,455.2      1,447.2       1,462.8      1,541.2       1,611.7         1,709.2      14.6%
Secondary sector

                                                                                                          Percentage
                            1998         1999          2000         2001          2002          2003      of 2003 GDP
                           ------       ------        ------       ------        -----         -----      -----------
                                                (in billions of RMB, except for percentages)
   Industry (2)            3,338.8      3,508.7       3,904.7      4,237.5       4,653.6         5,309.3      45.3%
   Construction              523.1        547.0         588.8        637.5         700.5           818.1       6.9%
       Subtotal            3,861.9      4,055.8       4,493.5      4,875.0       5,354.1         6,127.4      52.2%
Tertiary sector (3)        2,517.4      2,703.8       2,990.5      3,315.3       3,513.3         3,888.6      33.2%
                          --------      -------       -------      -------      --------        --------     ------
                           7,834.5      8,206.8       8,946.8      9,731.5      10,479.1        11,660.3     100.0%
  Total                    =======      =======       =======      =======      ========        ========     ======

---------------
(1)  Includes farming, animal husbandry, fishery and forestry.
(2)  Includes mining, manufacturing and energy production and supply.
(3)  Includes all other segments of the economy, including transportation, posts and telecommunications, retail sales, real estate, financial services, insurance, education, tourism, entertainment and other services.

Source:   China Statistical Yearbook of 2004, the National Bureau of Statistics of China.

     Historically, China's economy was dominated by SOEs. Increasingly, however, China's economy is being transformed, in accordance with the government's economic plans, from a state-controlled system to a system of private ownership. The non-state-owned sector has grown rapidly in recent years. During the five-year period from 1998 to 2002, the industrial gross output value of the non-state-owned sector grew at an average annual rate of 17.2%. In 2002, the industrial gross output value of the non-state-owned sector accounted for approximately 59.2% of China's total industrial gross output value. During the same five-year period, total industrial gross output value for SOEs, including state-controlled enterprises, fell 8.8% from 49.6% in 1998 to 40.8% in 2002.

     While the growing importance of other forms of enterprise ownership, such as privately owned enterprises, has led to a relative decline in the contribution to GDP by SOEs, these enterprises remain dominant in many industrial sectors, including heavy industry, telecommunications, energy and petrochemicals. With large numbers of SOEs reporting losses, a major economic challenge for China has been to reform inefficient SOEs without creating an unacceptable level of unemployment. China began to reform SOEs in 1997 when then President Jiang announced plans to sell, merge, or close many SOEs. During 1996 and 1997, 1,774 SOEs were liquidated while 2,214 SOEs were merged. The government also provided significant aid to the ailing SOEs in the form of debt-equity swaps and write-offs of non-performing loans. According to official statements, by the end of 2000, over three-quarters of the 6,599 large- and medium-sized SOEs that had lost money in 1997 had moved into the black, been restructured or merged and SOEs on an overall basis had become profitable. In 2003, SOEs collectively generated a net profit of RMB383.62 billion (US$47.5 billion), a 46% increase over 2002.

     The government has taken a number of steps to reform the state-owed sector. As early as 1978, it began experimenting with profit-incentive programs at selected SOEs. These programs were extended to almost all SOEs in 1984. In addition, in 1994, the tax system was overhauled, subjecting SOEs to the same taxation as other enterprises. Moreover, since 1984, the government has reduced or eliminated mandatory production quotas imposed on SOEs and price controls on most products, permitting these enterprises to sell a large proportion of their products at market prices. Managers of SOEs have been given more decision-making authority. The government has also taken measures to enhance corporate governance at large SOEs. In a pilot program, the State Council restructured approximately 2,700 SOEs by the end of 2002 in an attempt to modernize their corporate management system. From 1998 through mid-2002, as many as 442 SOEs were listed on domestic and international stock exchanges. Other enterprise reform measures include enactment of new laws and regulations such as the Bankruptcy Law of 1987 and the Company Law of 1994. In 2003, the government introduced a new law permitting foreign investors to purchase shares and other interests in SOEs and other domestic enterprises. The policy initiatives are intended to encourage SOEs to work with foreign investors to develop modern enterprise systems, improve management structures, increase market compatibility and achieve sustainable growth. Nevertheless, while these reforms are implemented, the government considers it likely that it will continue to provide significant additional financial support to SOEs and their employees and creditors, including credit advanced by state-owned commercial banks.

     According to official statistics, China had an urban work force of 256.4 million people at the end of 2003. With the SOE reforms and the migration of farmers into urban areas, urban unemployment has been rising. The registered urban unemployment rate in China increased from 3.1% in 1998 to 4.3% in 2003, due in part to the government's decision to end guaranteed lifetime employment for the employees of SOEs. Further reforms of SOEs are expected to result in more unemployed and "idled" workers (those who keep their employee status but receive reduced compensation). At the end of 2003, there were approximately 8 million registered unemployed people in urban areas. The following table presents official information related to unemployed persons in the urban workforce in China for the periods indicated.

                                                                     At December 31,
                                     ---------------------------------------------------------------------------------
                                         1998          1999         2000          2001          2002         2003
                                     ---------------------------------------------------------------------------------
Total number of unemployed in          5,710.0       5,750.0       5,950.0      6,810.0       7,700.0       8,000.0
urban workforce (in thousands)

Registered urban unemployment rate         3.1%          3.1%          3.1%         3.6%          4.0%          4.3%

---------------
Source:   China Statistical Yearbook 2004, the National Bureau of Statistics in China.

     The official statistics are viewed as an understatement of the problem, however. The Chinese government calculates its urban unemployment rate based on the percentage of the urban work force that registers with local employment agencies as being unemployed. The government currently does not collect statistical data relating to rural unemployment or persons residing in, but not registered as residents of, urban areas. China is combating the effects of unemployment through the establishment of "re-employment" service centers offering job training and job opportunity information, through the expansion of unemployment insurance and through the creation of a national welfare scheme for urban residents.

     After decades of double-digit inflation, the consumer price index rose by only 2.8% in 1997, and during 1998 and 1999, consumer prices fell by 0.8% and 1.3%, respectively. To address these deflationary conditions, the government attempted to reduce the supply of low-priced, illegal imports, to cut oversupply and to introduce price floors in selected industries. These efforts, together with rising oil prices and strengthened retail sales growth in urban areas, contributed to a modest rise in consumer prices in 2000 and 2001. In 2002, consumer prices fell slightly. Inflation was 1.2% in 2003, however, and is expected to be approximately 3% in 2004. The following table presents the annual rate of inflation in China (based on changes in consumer prices) for the periods indicated.

                                     ----------------------------------------------------------------------------
                                         1998          1999        2000          2001          2002         2003
                                     ----------------------------------------------------------------------------

Change in consumer prices                (0.8)%       (1.4)%        0.4%          0.7%         (0.8)%         1.2%

---------------
Source:   China Statistical Yearbooks of 2004, the National Bureau of Statistics of China.

     In terms of industrial output, the private sector has shown the strongest growth in recent years, with private-sector output rising more than sixfold from 1998 to 2002, to RMB1.3 trillion. Over the same period, SOE industrial output rose just 34% and the industrial output of collectively owned enterprises (which include township and village enterprises often combined with some measure of foreign investment or privately owned enterprises) fell by 27%. The following table presents annual real growth rates in industrial gross output value in China for the periods indicated.

                                     --------------------------------------------------------------------------------
                                         1998          1999         2000          2001          2002         2003
                                     --------------------------------------------------------------------------------
SOEs                                        0.1%          8.8%          9.6%         7.8%          8.2%          6.5%
Collectively owned enterprises              9.1%          1.3%         (3.9)%      (16.2)%        (5.8)%        (1.7)%
Privately owned enterprises                14.7%        (21.1)%        60.9%        68.4%         48.6%         38.3%

                                     --------------------------------------------------------------------------------
                                         1998          1999         2000          2001          2002         2003
                                     --------------------------------------------------------------------------------
Other (1)                                  25.3%         35.4%         31.8%        25.1%         27.3%         26.8%
         Overall growth                    10.8%         12.5%         16.9%        14.6%         18.2%         28.4%

---------------
(1)  Includes foreign-invested enterprises and enterprises of other forms of ownership, some of which may be controlled by the state.

Source:   China Statistical Yearbook of 2000, 2002, 2003 and 2004, the National Bureau of Statistics of China; the
          Ministry of Finance.

     Since adopting its first joint venture law in 1979, China has created a broad legal framework for the conduct and regulation of foreign investment, including investment from Hong Kong, Macau and Taiwan. Foreign investment in China can take a number of forms, including equity joint ventures, cooperative joint ventures and wholly foreign-owned enterprises. Such entities are commonly known as "foreign-invested enterprises." In an equity joint venture, the Chinese and foreign partners share profits and losses in proportion to their respective equity interests. In a cooperative joint venture, profits and losses may be distributed and shared in whatever fashion the joint venture partners agree on. A wholly foreign-owned enterprise is owned solely by one or more foreign investors.

     After declining in 1998 and 1999, foreign direct investment in China resumed positive growth in 2000. In 2000, while actual foreign direct investment experienced only a marginal increase as compared to 1999, contracted foreign direct investment rose by 50.8% in the same period due in large part to the prospect of China's entry into the World Trade Organization ("WTO"). By 2002, contracted foreign direct investment totaled US$82.8 billion while actual foreign direct investment was US$52.7 billion, surpassing the US$50 billion threshold for the first time and making China the largest recipient of foreign investment in the world (overtaking the United States). In 2003, contracted foreign direct investment grew to almost US$115.1 billion while actual foreign investment rose to US$53.5 billion. Manufacturing jobs have been moving into China from other Asian nations as a result of, among other factors, China's large pool of comparatively cheap labor.

     The following table presents information regarding annual foreign direct investment in China for the periods indicated. Foreign direct investment does not include investments in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges or investments in Chinese companies listed on the SEHK or other foreign stock exchanges. The following table also excludes international leasing, compensatory trade, processing and assembly and investments in debt securities issued by Chinese entities.


                                            -------------------------------------------------------------------------
                                               1998        1999         2000        2001         2002          2003
                                            -------------------------------------------------------------------------
                                                                        (in millions of US$)
Actual investment (1)

  Wholly foreign-owned enterprises           $16,469.6   $15,544.8    $19,263.9   $23,873.4    $31,725.0   $33,384.0

  Equity joint ventures (2)                   18,348.4    15,827.3     14,343.1    15,738.9     14,992.0    15,392.0

  Cooperative joint ventures (2)               9,719.0     8,233.7      6,595.8     6,212.2      5,058.0     3,836.0

  Others                                         925.7       713.0        512.1     1,053.1        969.0       891.0
                                            -------------------------------------------------------------------------

    Total actual investment                  $45,462.8   $40,318.7    $40,714.8   $46,877.6    $52,743.0   $53,505.0
                                            -------------------------------------------------------------------------

Contracted investment (3)                    $52,102.1   $41,223.0    $62,379.5   $69,194.6    $82,768.0  $115,070.0

---------------
(1)  Reflects amounts disbursed during relevant period.
(2)  Represents amounts contributed by foreign investors.
(3)  Reflects amounts committed during relevant period.

Source:   China Statistical Yearbooks of 2004, the National Bureau of Statistics of China.

     China's foreign trade has grown significantly since 1978 in terms of both value and the range of products traded. Privately owned enterprises can now import and export goods. The Chinese government believes that China's accession to the WTO will further enhance its trade relationships with other countries and regions. In October 2003, the State Council decided to reduce most, and eliminate some, of the value-added tax rebates for exported goods in order to, among other goals, increase competition in the import and export industry. During 2002, China's total foreign trade volume expanded by 21.8% to US$620.8 billion and China's trade surplus grew by nearly 35%, to US$30.4 billion. In 2003, China's total foreign trade volume expanded by 32.1% to US$851.2 billion, though the trade surplus decreased by 16.1% to US$25.6 billion. The following table presents information relating to China's foreign trade for the periods indicated.

                                  ---------------------------------------------------------------------------------
                                      1998          1999          2000           2001          2002          2003
                                  ---------------------------------------------------------------------------------
                                                      (in billions of US$, except for percentages)

Exports                               $183.7        $194.9        $249.2         $266.1        $325.6        $438.2

Imports                                140.2         165.7         225.1          243.6         295.2         412.8
                                  ----------------------------------------------------------------------------------
  Balance of trade                    $ 43.5        $ 29.2        $ 24.1         $ 22.6        $ 30.4        $ 25.4
                                  ----------------------------------------------------------------------------------
Exports as percentage of imports       131.0%        117.6%        110.7%         109.2%        110.3%        106.2%

Exports as percentage of GDP            19.4%         19.7%         23.1%          22.6%         25.7%         30.0%

----------------
Source:   China Statistical Yearbook of 2004, the National Bureau of Statistics of China.

     Following more than ten years of negotiation, China was formally admitted to the WTO on December 11, 2001. While there have been longstanding efforts to reform China's domestic economy, China's access to the WTO adds impetus to these efforts because China has made formal commitments in connection with the WTO accession agreement. Generally, the implementation of these commitments are subject to a five-year phase-in period. Since China entered the WTO, the government has taken a number of measures to readjust its import tariffs to comply with WTO commitments. By June 30, 2003, the government had eliminated over 150 administrative regulations and 800 provisions and policies relating to foreign investment and trade and modified another 300-odd rules and regulations relating to foreign investment and trade. In addition, effective January 1, 2002, China reduced its import tariffs on approximately 5,300 items from an average level of 15.3% to 12%. In particular, the average tariff for industrial products dropped from 14.7% to 11.3% and that for agricultural produce from 18.8% to 15.8%. At the same time, China eliminated its import quotas for a number of items such as grain, wool, cotton, polyester and acrylic fibers and fertilizer. Effective January 1, 2003, China further reduced its import tariffs on approximately 3,000 items and lowered the average tariff level from 12% to 11%. China has pledged to continue to adjust its import quotas and tariffs in compliance with its WTO commitments.

Banking and Finance

     Banking in China is controlled by the wholly state-owned People's Bank of China (the "PBOC"), the central bank of China. The PBOC has the same status under Chinese law as a department of the government under the direct control of the State Council. In accordance with the Law on the People's Bank of China, the PBOC is responsible for the formulation and execution of monetary and foreign exchange policies. The PBOC regulates the money supply through its exclusive right to issue the renminbi, by adjusting the discount rate and conducting open market operations and through management of the government's gold and foreign currency reserves. The PBOC's management of foreign exchange is discussed in greater detail below. The PBOC through its foreign exchange regulatory arm, the State Administration of Foreign Exchange (the "SAFE"), also monitors and regulates external borrowings by Chinese entities. The PBOC also provides credit and rediscount facilities to banks in China, administers international settlements in connection with foreign trade and non-trade transactions, handles international interbank deposits and remittances and issues bonds and other securities in foreign currencies. In the fall of 1998, all of the then existing provincial and municipal branches of the PBOC were replaced by nine newly created regional branches. The move was aimed at improving central monitoring and reducing local interference.

     As state-owned units, the PBOC and other state-owned banks have been instrumental in the implementation of China's planned economy, particularly through lending in furtherance of government policies. Based on data released by the China Banking Regulatory Commission (the "CBRC"), at June 30, 2003, the four state-owned commercial banks, the three policy banks and 11 joint-stock commercial banks had outstanding loan assets in the aggregate amount of RMB1,295 billion, representing approximately 82.0% of all outstanding domestic bank loans on that date. Approximately 19.6% of the outstanding loans of these 18 banks were considered non-performing loans. The non-performing loan ratio at the four state-owned commercial banks was approximately 15.57% at the end of 2004. The CRBC also noted that these figures may be misleading, as the recent rapid expansion of credit has increased the denominator in the formula for calculating the bad-loan ratio. From 1998 to 2000, China's four major state-owned commercial banks wrote off approximately RMB117.6 billion in bad loans to SOEs. The four banks also established asset management companies to take over, restructure, and manage the bad loans of their parents, sell assets and design debt-for-equity swaps. By the end of 2002, the four asset management companies had bought assets worth RMB1.4 trillion and 578 SOEs had agreed to swap a further RMB240 billion of nonperforming loans for equity. By the end of June 2003, these asset management companies had disposed of nonperforming assets totaling RMB361.8 billion and recovered cash assets totaling RMB79.2 billion. Currently, no deposit insurance system exists to protect depositors. In anticipation of China's entry into the WTO, the PBOC directed the four state-owned commercial banks to boost capital adequacy ratios to 8% (the Bank for International Settlements standard). China's admission to the WTO has put additional pressure on the Chinese banking sector since that sector will be fully open to foreign competition by the end of 2006.

     The CBRC was established in April 2003 to take over the bank regulatory functions of the PBOC. The regulatory reorganization is designed to tighten financial supervision and strengthen the ability of China's banks to deal with financial risk. In addition, the government is planning to allow as many as two of the four state-owned commercial banks to launch initial public offerings of their stock both domestically and abroad, which would likely accelerate an overhaul of the banking sector.

     China reported a budget deficit of RMB249.1 billion (US$30.2 billion), or 2.8% of GDP, for 2000. In 2001, the budget deficit fell slightly to RMB247.3 billion or 2.6% of GDP. The actual deficit may be much larger than this official amount, however, as non-performing loans to SOEs are not reflected in the official numbers. The government budget deficit grew to about 3.0% of GDP in 2002.

     Despite these higher budget deficits, China's external payment position is believed by observers to be sound as China boasts one of the world's largest foreign exchange reserves. In the five years from 1998 to 2002, China's international reserves nearly doubled. By the end of June 2005, China's foreign exchange reserves exceeded US$711 billion. The stated objective of the government's foreign exchange reserve policy is to maintain national reserves amounting to at least three to four months of imports, a policy which conforms with international standards. (At the end of 2002, China had sufficient foreign exchange reserves to cover over 12 months of imports.) The government has indicated its intention to maintain its gold reserves at their current level and to diversify the currency base of its reserves (the U.S. dollar remains the primary foreign currency in the government's portfolio). The following table presents China's official international reserves as of the dates indicated.


                                                          At December 31
                           --------------------------------------------------------------------------
                              1998         1999         2000         2001        2002         2003
                           --------------------------------------------------------------------------
                                                        (in billions of US$)
Foreign exchange               $145.1       $154.7       $165.6       $212.2      $286.4      $403.3

Special Drawing Rights            0.7          0.7          0.8          0.9         1.0         1.0

Reserve position at IMF           3.6          2.3          1.9          2.6         3.7         3.8

Gold reserves                     0.6          0.6          0.6          3.1         4.1         4.1
                           --------------------------------------------------------------------------

         Total                 $149.8       $158.3       $168.9       $218.7      $295.2      $412.2

---------------
Source:   Annual Report of the People's Bank of China of 2003, PBOC.

     The banking industry in China consists of policy banks, which perform most of the new policy-based lending, state-owned commercial banks, other commercial banks not directly owned by the state, rural and urban cooperatives and other deposit-taking institutions, including Chinese branches of foreign banks, foreign-invested banks and finance companies. These entities are regulated principally by the CBRC.

     Non-bank financial institutions include trust and investment companies, asset management companies and financial leasing companies (all regulated by the CBRC); insurance companies (regulated by the China Insurance Regulatory Commission); and securities companies (regulated by the China Securities Regulatory Commission (the "CSRC")).

     Most assets in the Chinese financial sector are held and managed by financial institutions owned or otherwise controlled by the central or local governments. The following table presents the assets of Chinese bank and non-bank financial institutions as of the dates indicated (2003 data was not available).

                                                                         At December 31,
                                                --------------------------------------------------------------------
                                                    1998          1999           2000          2001          2002
                                                --------------------------------------------------------------------
                                                                       (in billions of US$)
Deposit-taking banks (1)                         $11,036.5      $12,326.4     $13,907.6     $14,870.0      $21,532.9

Of which:

  State-owned commercial banks (2)                $8,259.2       $9,176.3     $10,144.5     $10,324.9      $13,549.6

  Other commercial banks (3)                         952.5        1,142.9       1,529.1       1,930.6        2,997.7

  Rural credit cooperatives                        1,143.1        1,239.2       1,393.1       1,610.8        2,205.2

  Urban credit cooperatives (4)                      560.6          630.2         679.5         780.0          119.2

  Foreign-invested banks                              34.2           31.8          34.4          45.2          288.1

  Finance companies                                  121.0          137.8         161.6         223.7          408.1

  Special-purpose depositary institutions (5)        849.4          939.1       1,010.7       1,146.1        1,544.2

---------------
(1)  Includes Agricultural Development Bank of China.
(2)  Includes Industrial and Commercial Bank of China, Agricultural Bank of China, Bank of China and China
     Construction Bank.
(3)  Includes Bank of Communications, CITIC Industrial Bank, China Merchants Bank, China Everbright Bank, Guangdong
     Development Bank, Shenzhen Development Bank, Pudong Development Bank and Minsheng Bank as well as several other banks.
(4)  Includes urban cooperative banks.
(5)  Includes trust and investment companies, leasing companies, China Development Bank and Import and Export Bank of China, none of which, unless specifically authorized, receives deposits from individual customers.

Source:  Quarterly Statistical Bulletin (Series 1) of 2003, PBOC.

     Since the start of economic reforms in 1978, China's money supply has grown rapidly. This growth is attributable to, among other factors, significant growth in the Chinese economy, an increase in lending by Chinese financial institutions and inflation. More recently, this growth is attributable to China's significant balance of payments surplus. Although the PBOC has taken various measures to reduce the money supply, these measures have not fully offset this growth in the money supply. At the end of June 2003, the broadest measure of the money supply, the M3, stood at nearly RMB20.5 trillion and the narrowest, the M0, was approximately RMB1.7 trillion. In an effort to slow growth in the country's money supply, the PBOC increased the required reserve ratio for commercial banks from 6% to 7% on September 21, 2003. The following table presents the volume of China's money supply and year-on-year growth rates for the periods indicated.

             -------------------------------------------------------------------------------------------------
               1999     Growth   2000       Growth   2001     Growth     2002       Growth    2003      Growth
             --------------------------------------------------------------------------------------------------
                  (in billions of RMB, except for percentages)
M0 (1)      1,345.6     20.1%    1,465.3    8.9%    1,568.9    7.1%      1,727.8    10.1%     1,830.6     5.9%

M1 (2)      4,583.7     17.7%    5,314.7   16.0%    5,987.2    12.7%     7,088.2    16.8%     7,916.0    11.7%

M2 (3)     11,989.8     14.7%   13,461.0   12.3%   15,830.2    14.4%    18,500.7    16.8%    21,356.7    15.4%

--------------
(1)  Currency in circulation.
(2)  M0 plus demand deposits of enterprises and institutions.
(3)  M1 plus time deposits of enterprises, deposits of self-financed funds for capital construction, household deposits and other deposits.

Source:   Annual Report of the People's Bank of China of 2003, PBOC.

     On January 1, 1994, the government implemented a unitary managed floating rate foreign exchange system. Under this system, the PBOC publishes a daily base exchange rate with reference primarily to the supply and demand of renminbi against the U.S. dollar and other foreign currencies in the market during the previous day. Authorized banks and financial institutions are allowed to quote buy and sell rates for renminbi within a specified band around the PBOC's daily exchange rate. With the adoption of the managed floating rate system, the government announced that the PBOC would attempt to balance the demand for and supply of foreign currencies in China and stabilize the renminbi exchange rate through macroeconomic measures, including prudent management of monetary policy and interest rates, while still using open market operations.

     In April 1994, the government established the China Foreign Exchange Trading System (the "CFETS") in Shanghai to provide foreign exchange trading and settlement. The CFETS is supervised and managed by the SAFE in accordance with guidelines issued by the PBOC. As part of China's financial sector restructuring, the government consolidated the operations of the various foreign exchange markets in China. Effective as of December 1, 1998, all swap centers ceased their operations, and foreign currencies are now sold and bought only through the facilities of the CFETS. Headquartered in Shanghai, the CFETS also has operating branches in 36 cities across China. At the end of June 2003, the CFETS had 332 members, financial institutions (including their branches) authorized by the SAFE to engage in foreign exchange businesses in China.

     The government regulates access to foreign exchange and the ability to remit foreign exchange abroad. Although the renminbi became fully convertible for current account items in 1996, access to foreign exchange for capital account transactions remains restricted. The government, however, has been studying proposals toward the eventual full convertibility of renminbi, including the possibility of the establishment of a renminbi trading center in Hong Kong.

     Since the introduction of the managed floating rate system in 1994, the exchange rate of the renminbi to the U.S. dollar has generally been stable. The following table presents various average, high and low exchange rates for the renminbi against the U.S. dollar (in RMB per US$) for the periods indicated. In response to heavy pressure to reevaluate the exchange rate of renminbi, the Chinese government adjusted the managed floating rate system in July 2005- the first adjustment in a decade, unpegging the renminbi from the U.S. dollar and tying it to a basket of foreign currencies, including the US dollar, the Euro and the Japanese yen. Under the basket system, the renminbi is permitted to rise or fall as much as 0.03% a day, with each day's closing price becoming the center of next day's trading band. Although another similar revaluation is not expected, the exchange rate will gradually be allowed to move in wider ranges. As a result of the adjustment, the renminbi appreciated slightly to the U.S. dollar. As of September 2005, the central bank widened the renminbi's daily trading band against non-U.S. currencies to 3%.

                   PBOC                             Noon Buying Rate in              China Foreign Exchange
               Exchange Rate                       The City of New York                Trading System Rate
-----------------------------------------------------------------------------------------------------------------
 Period    End    Average     High    Low     End    Average     High    Low     End    Average     High    Low
                     (1)                                (1)                                (1)
-----------------------------------------------------------------------------------------------------------------
  1998    8.2787   8.2791    8.2801  8.2774  8.2789   8.2969    8.3180  8.2774  8.2789   8.2790    8.2801  8.2774
  1999    8.2793   8.2783    8.2800  8.2770  8.2795   8.2785    8.2800  8.2770  8.2793   8.2795    8.2800  8.2770
  2000    8.2781   8.2784    8.2799  8.2768  8.2774   8.2784    8.2799  8.2768  8.2789   8.2795    8.2800  8.2770
  2001    8.2766   8.2770    8.2773  8.2766  8.2766   8.2770    8.2786  8.2676  8.2766   8.2770    8.2820  8.2668
  2002    8.2773   8.2770    8.2775  8.2765  8.2800   8.2772    8.2800  8.2669  8.2770   8.2769    8.2874  8.2665
  2003    8.2767   8.2770    8.2776  8.2771  8.2767    8.773    8.2800  8.2765  8.2767   8.2770    8.2776  8.2771

---------------
(1)  Determined by averaging the rates on the last business day of each month during the relevant period.

Source:   SAFE; Federal Reserve Bank of New York; CFETS.

Securities Markets

     China's two securities exchanges, the Shanghai Securities Exchange ("SSE") and the Shenzhen Securities Exchange ("SZSE") (together, the "Exchanges"), were established in 1990 and 1991, respectively. At the end of 2002, China had two securities clearing houses, approximately 127 licensed securities companies and 71 accounting firms providing securities-related accounting services. Trading on the Exchanges has been very volatile since their inception, and the Exchanges continue to be prone to wide fluctuations, although measures have been taken during the last several years to stabilize the market.

     Trading on both the SSE and the SZSE was originally limited to domestic investors and conducted only in renminbi. These shares, known as "A" shares, continue to be restricted to domestic investors and qualified foreign institutional investors ("QFIIs"). In 1991, the government authorized the creation of "B" shares, a special category of shares available exclusively for investment by foreign investors. "B" shares are denominated in renminbi and traded in U.S. dollars on the SSE and in Hong Kong dollars on the SZSE. With the goal of strengthening central control of "B" shares, the State Council published regulations governing "B" shares in May 1996, which replaced the prior local rules of the SSE and the SZSE. Under these regulations, issuers of "B" shares are required to seek approval from the CSRC for offerings of up to US$30 million and from the State Council for offerings exceeding US$30 million. Since February 2001, domestic investors have also been permitted to invest in "B" shares.

     To comply with China's commitments to the WTO, the CSRC adopted measures to permit QFIIs to invest in China's securities markets. The PBOC also issued rules to permit commercial banks to provide custodial services for securities investments by QFIIs. In addition, the SAFE promulgated rules relating to foreign exchange transactions related to domestic securities investments by QFIIs. By the end of 2004, the CSRC had approved ten foreign financial institutions as QFIIs. Three foreign-invested banks and seven domestic commercial banks were approved as QFII custodians as of July 31, 2003.

     Since 1992, the government has permitted large Chinese companies (mostly
SOEs) to be reorganized as joint-stock limited liability companies and to list their shares overseas. Shares listed on the SEHK are known as "H" shares, and shares listed on the NYSE are known as "N" shares. By the end of June 2003, a total of 81 Chinese companies had completed overseas share listings on foreign stock exchanges, some on multiple exchanges. In addition, the CSRC adopted rules in March 2002 to permit foreign-invested enterprises in China to go public in domestic stock markets.

     Although overseas offerings have attracted a substantial amount of foreign investment, the SSE and the SZSE continue to be the primary securities markets for Chinese companies. By the end of 2004, 1,373 companies were listed on the SSE and the SZSE with an aggregate market capitalization of RMB3.7 trillion. In addition, at the end of 2002, 21 investment management companies had launched 71 mutual funds (including closed-end and open-end funds) with a total net asset value of RMB250.5 billion (RMB118.6 billion in closed-end funds and RMB131.9 billion in open-end funds).

     The following tables set forth the number of listed companies, the total market capitalization and the value of trading in equity securities on the SSE and the SZSE as of the dates and for the periods indicated.

                                                     Number of Listed Companies
                                                           At December 31,
               ----------------------------------------------------------------------------------------------------
                     1998           1999         2000           2001           2002           2003          2004
               ----------------------------------------------------------------------------------------------------
SSE                  438             484           572            646            715            780           837
SZSE                 413             465           516            514            509            507           536
               ----------------------------------------------------------------------------------------------------
     Total           851             949         1,088          1,160          1,224          1,287         1,373
               ----------------------------------------------------------------------------------------------------

                                                        Market Capitalization
                                                           At December 31,
               ----------------------------------------------------------------------------------------------------
                     1998           1999         2000           2001           2002           2003          2004
               ----------------------------------------------------------------------------------------------------
                                                         (in billions of RMB)
SSE                  1,062.6        1,472.0      2,693.1        2,759.1        2,536.4        3,009.7       2,601.4
SZSE                   888.0        1,189.1      2,116.0        1,593.2        1,296.5        1,236.0       1,104.1
               ----------------------------------------------------------------------------------------------------
     Total           1,950.6        2,661.1      4,809.1        4,352.3        3,832.9        4.245.7       3,705.6
               ----------------------------------------------------------------------------------------------------

                                                Value of Trading in Equity Securities
               ----------------------------------------------------------------------------------------------------
                     1998           1999         2000           2001           2002           2003          2004
               ----------------------------------------------------------------------------------------------------
                                                        (in billions of RMB)
SSE                  1,238.6        1,696.6      3,137.4        2,270.9        1,695.9        2,082.4       2,647.1
SZSE                 1,115.8        1,435.4      2,945.3        1,559.6        1,103.1        1,129.1       1,642.1
               ----------------------------------------------------------------------------------------------------
     Total           2,354.4        3,132.0      6,082.7        3,830.5        2,799.0        3,211.5       4,289.1
               ----------------------------------------------------------------------------------------------------

---------------
Source:   China Statistical Yearbook of 2004, the National Bureau of Statistics of China; Quarterly Statistical
          Bulletin (Series 1) of 2003, PBOC; SSE; SZSE.

     The following table sets forth the value of the principal SSE and SZSE indices as of the dates indicated.

                                                          At December 31,
               ----------------------------------------------------------------------------------------------------
                     1998           1999         2000           2001           2002           2003          2004
               ----------------------------------------------------------------------------------------------------
SSE
"A" shares           1,219.64       1,451.90     2,192.38       1,712.54       1,419.12       1,569.30      1,330.19
"B" shares              28.71          37.91        89.55         171.53         113.51         104.94         75.65
SZSE
"A" shares           3,427.13       3,898.37     5,466.85       3,599.07       3,070.02       3,620.89      3,270.86
"B" shares             436.91         559.95       938.36       1,559.58       1,144.11       2,071.25      1,620.22

---------------
Source:   SSE; SZSE.

     The CSRC regulates the country's securities markets. In accordance with China's Securities Law, the CSRC aims to develop China's securities markets into more mature markets through emphasis on standardization of operations, enhancement of market supervision, control of excessive speculation, manipulative trading and other fraudulent practices, enhanced disclosure and stable growth. In March 2001, the CSRC put in place an inspection system to ensure compliance by domestically listed companies with laws and regulations through regular inspections by professionals designated by the securities regulator. These routine examinations seek to verify: (1) truthfulness, accuracy and completeness of disclosure, (2) independence from controlling shareholders and affiliates, (3) regularity of financial management and auditing process, (4) actual use of offering proceeds and (5) other matters instructed by the CSRC.

     In addition, both Exchanges issued new listing rules in 2001 pertaining to listed companies. Under these rules, if a company reports a loss for two consecutive years or if company's net asset value falls below par value, the Exchange on which such company is listed may subject that company to "special treatment," including placement of the designation "ST" before the company's name on the Exchange. In addition, China's Company Law provides for listing suspension of companies under certain circumstances.

     In April 2001, the CSRC announced that it would institute a grading system, whereby securities intermediaries that have violated the rules will be given a lower performance evaluation, which will affect their ability to obtain necessary regulatory approvals. The CSRC also announced that it was in the process of developing a set of core principles and standards of corporate governance in line with international standards. In August 2002, the CSRC for the first time closed down a brokerage firm for undisclosed "irregularities."

     China also has an active bond market. As of June 30, 2003, bonds traded on China's stock exchanges totaled RMB 363.5 billion. The overwhelming majority of these bonds are government-issued debt (91.0% by value as of June 30, 2003); corporate bonds accounted for the remaining 9.0% as of June 30, 2003. From 1998 to 2002, China issued RMB660 billion (US$82.5 billion) in long-term treasury bonds, an aggressive fiscal policy that has enlivened the national economy. The money raised has been used for infrastructure construction, encompassing some 6,600 projects. The government took several actions in 2002 to overhaul the fixed-income side of China's capital markets, including allowing the four state-owned commercial banks to undertake over-the-counter trading of treasury bonds.

     As of April 12, 2004, both S&P and Moody's assigned investment-grade long-term issuer credit ratings to China. S&P's long-term foreign-currency rating for China was BBB+, with a positive outlook. Moody's corresponding rating was A2, with a stable outlook.

Hong Kong

     Hong Kong, officially called the Hong Kong Special Administrative Region of the People's Republic of China, is located contiguous to China on its southeastern coast and consists of an area on the mainland and more than 200 surrounding islands. Hong Kong has an area of approximately 420 square miles and a population estimated at 6.8 million people, the vast majority of whom are ethnic Chinese. The territory is divided into four regions, Hong Kong Island, the New Territories (less populated suburbs), Kowloon and the Outlying Islands. Hong Kong Island and Kowloon lie across Victoria Harbor from each other and are densely populated.

History and Politics

     Great Britain took control of Hong Kong Island during the First Opium War in 1841, with the hope of using the island as a colony from which it could open up the markets of mainland China. In 1860, Britain extended its dominion to include Kowloon, and in 1898 Britain forced China to turn over to it the New Territories and 235 islands under a 99-year lease, which expired June 30, 1997. In 1984, Britain and China signed the Joint Declaration, which provided that sovereignty over all of Hong Kong was to be turned over to China on July 1, 1997. In this Joint Declaration, China agreed that Hong Kong would become a Special Administrative Region ("SAR") of China and would retain its present capitalist structure for the next 50 years. With the transfer of sovereignty to China, Hong Kong is now governed under a "Basic Law," a quasi-constitution that guarantees the SAR its own legislative, legal and judicial systems and full economic autonomy, while giving the central government in Beijing responsibility for defense and foreign affairs.

     The power of interpretation of the Basic Law is vested in the Standing Committee of the NPC ("SCNPC") of the Central Government of the PRC. Under the Basic Law, the SCNPC authorizes the Hong Kong courts to interpret on their own those provisions of the Basic Law that are within the limits of Hong Kong's autonomy. The Hong Kong courts may also interpret other provisions of the Basic Law in adjudicating cases. However, if, in adjudicating cases, the courts need to interpret the provisions of the Basic Law concerning affairs which are the responsibility of the Central People's Government, or concerning the relationship between the Central Authorities and Hong Kong, and if that interpretation will affect the judgments on the cases, the courts are required, before making their final judgments which are not appealable, to seek an interpretation of the relevant provisions from the SCNPC through the Hong Kong Court of Final Appeal. The SCNPC is required to consult with its Committee for the Basic Law of the Hong Kong Special Administrative Region before giving its interpretation. To date, the SCNPC has handed down interpretations on two separate aspects of the Basic Law.

     The power to amend the Basic Law is vested in the NPC. However, no amendment may be made to the Basic Law that contravenes China's established basic policies regarding Hong Kong.

Government

     Until July 1, 1997, Hong Kong was a colony of the British crown, with the British monarch as head of state and an appointed governor as his or her representative. The Hong Kong Legislative Council (the "Legco") had 60 members, 30 of whom were indirectly elected by functional constituencies (such as professionals), 20 of whom were directly elected by the people and 10 of whom were appointed by the Election Committee. The Executive Council (the "Exco") was appointed by the governor, advising him on major policy matters including legislation to be included in the Legco.

     Hong Kong is now headed by a Chief Executive, Donald Tsang Yam-kuen, who reports directly to Beijing. The Chief Executive is appointed by the central government of China after being elected by the Election Committee constituted under the Basic Law. The Election Committee is nominated mainly by corporate bodies. The term of office of the current Chief Executive will expire on June 30, 2007. The scope of the powers and functions of the Chief Executive are contained in the Basic Law. The Basic Law also provides for the existence of an Executive Council to assist the Chief Executive. The Executive

Council consists of persons appointed by the Chief Executive from among the principal officials of the executive authorities of the Hong Kong government, members of the Legco and public figures.

     On July 1, 1997, the Legco was dissolved and replaced by a Provisional Legislative Council ("PLC"), which had been appointed by a 400-member selection committee for the first government of the Hong Kong SAR. A new Legco, whose members were chosen in the same manner as the old Legco, has since replaced the PLC. Hong Kong voters overwhelmingly supported pro-democracy candidates in the May 24, 1998, election for the 20 directly elected members of the Legco. However, because two-thirds of the Legco was elected by the Election Committee and the functional constituencies whose election rules favor pro-business candidates, pro-democracy candidates failed to win a majority of the overall seats in the Legco, capturing only 20 of the 60 seats. Nevertheless, the Democratic Party, after having been the largest party in the pre-turnover Legco but being unrepresented in the PLC, was once again the largest party in the Legco. In the September 2004 Legco elections, 30 of 60 available seats were filled through universal suffrage, with 30 filled by the functional constituencies. The Basic Law provides that changes to the composition of the Legco after 2007 may be made by a two-thirds majority of members and with the consent of the Chief Executive. The next Legco election is required by law to occur in 2008.

     On April 26, 2004, the SCNPC handed down an interpretation of Article 45 of the Basic Law that ruled out the possibility of universal suffrage in Hong Kong in 2007 and 2008. The origins of the interpretation dated from 2002 when China's Vice Premier of the State Council expressed the Central Government's desire for Hong Kong to pass an anti-subversion law as contemplated by Article 23 of the Basic Law. The Hong Kong government released its proposals for the anti-subversion law on September 24, 2002, but after encountering significant opposition from a sector of the population, particularly from the Democratic Party and including large scale demonstrations, the proposed legislation was withdrawn. Following the debate over Article 23, there were calls made by a sector of the population, led by the Democratic Party, for universal suffrage for the election of the Chief Executive in 2007 and for all seats of the Legislative Council in 2008. Although universal suffrage is not prohibited under Articles 45 and 67 of the Basic Law, the SCNPC has handed down an interpretation of Article 45 ruling out the possibility of universal suffrage in Hong Kong in 2007 and 2008.

Economy

     Hong Kong's economy is highly cyclical and, compared to the U.S. economy, quite volatile as the government does not normally endeavor to restrain economic fluctuations. Since Hong Kong does not have a strong natural resource base, it is heavily dependent on international services and foreign trade. Hong Kong's economic growth began with the manufacturing of low-cost consumer goods, particularly textiles (still Hong Kong's most important export industry) and electronics. As Hong Kong's standard of living increased, production costs also rose. While other developing Asian nations, such as South Korea, moved to high-tech industry from consumer goods, Hong Kong transformed itself into a financial and trade center. Official statistics show that the number of foreign companies operating in Hong Kong has been rising steadily. As of August 2005, there were nearly 7,420 registered foreign companies in Hong Kong. Over 900 multinational corporations that do business in Asia maintain their regional headquarters in Hong Kong.

     Hong Kong's growth rate did not drop below 3.9% from 1992 through 1997. In 1998, the economy contracted sharply as a result of the Asian financial crisis. The effects of that crisis continued to be felt markedly through the second half of 2003. In 2003, the Hong Kong economy grew by 3.2% as compared to 1.9% growth in 2002, notwithstanding the severe setback that it suffered in the second quarter of 2003 from the impact of SARS (Severe Acute Respiratory Syndrome). The Hong Kong economy experienced broad based recovery in 2004 following its rebound in the second half of 2003. Real GDP increased by 8.1% in 2004 as compared to 3.2% in 2003, reflecting strong domestic growth and external demand. Following the Asian financial crisis, the economy has experienced significant deflationary pressures, with consumer prices dropping on average every year since 1998. However, Hong Kong may be nearing the end of its deflationary era with consumer prices decreasing by only 0.4% in 2004 as compared to a decrease of 2.6% in 2003. At the same time, unemployment rose sharply, and although the unemployment rate has decreased from 7.9% in 2003 to 6.8% in 2004, it still remains high by historical standards. The following table presents information concerning growth, inflation and unemployment in Hong Kong for the years indicated.

                                    ----------------------------------------------------------------------------------
                                        1998        1999       2000       2001          2002        2003      2004 (1)
                                    ----------------------------------------------------------------------------------
Real GDP Growth Rates                   (5.0)%       3.4%      10.2%       0.5%          1.9%        3.2%      8.1%
Change in consumer prices                2.8%       (4.0)%     (3.8)%     (1.6)%        (3.0)%      (2.6)%    (0.4%)
Unemployment rate (2)                    4.7%        6.2%       4.9%       5.1%          7.3%        7.9%      6.8%
---------------
(1) Preliminary estimates.
(2) Percent of labor force (seasonally adjusted).

Source:   Annual Report 2004, Hong Kong Monetary Authority.

     With the movement of manufacturing jobs to China, Hong Kong has shifted its manufacturing base to the re-exporting of goods manufactured in China. Between 1986 and 1996, exports in goods produced in Hong Kong rose by just 37.8%, compared to 868% for re-exports. The following table presents information relating to Hong Kong's foreign trade for the periods indicated.

                                    ----------------------------------------------------------------------------------
                                        1998        1999       2000        2001        2002        2003      2004 (2)
                                    ----------------------------------------------------------------------------------
                                                                 (in billions of HK$)
Merchandise trade
  Domestic exports of goods               188.5       170.6      181.0       153.5       131.1       122.1     126.4
  Re-exports of goods                   1,159.2     1,178.4    1,391.7     1,327.5     1,431.0     1,627.0   1,900.6
  Total imports of goods (1)            1,408.3     1,373.5    1,636.7     1,549.2     1,601.5     1,794.1   2,099.5
                                    ----------------------------------------------------------------------------------
  Merchandise trade balance (1)           (60.7)      (24.5)     (64.0)      (68.2)      (39.4)      (45.0)    (72.5)
  Services trade
  Exports of services                     272.1       279.2      301.8       307.7       335.4       347.4     407.6
  Imports of services                     193.6       184.1      191.5       192.5       199.7       196.1     225.0
                                    ----------------------------------------------------------------------------------
     Services trade balance                78.6        95.1      110.3       115.2       135.7       151.4     182.6

---------------
(1)  Adjusted to include an estimate for imports of gold for industrial and commercial use.
(2)  Preliminary estimates.

Source:   Annual Report 2004, Hong Kong Monetary Authority.

     Hong Kong's role as a re-exporter is expected to decrease, while its role in transshipment is expected to increase, as China continues to modernize its own port facilities and direct shipping with Taiwan, now authorized by both China and Taiwan on a limited basis, expands. Already, Hong Kong boasts the world's largest container port. For 12 of the last 13 years, Hong Kong has been the world's busiest container port. After 1.4% growth in 1998 (the lowest since
1978), Hong Kong's container throughput rebounded, experiencing 11.2% growth in 1999 and 11.6% in 2000. Container throughput fell 1.5% in 2001 due to the downturn in the world economy. Container throughput rose 7.4% in 2002, 6.8% in 2003 and 7.5% in 2004. Despite the growth in container throughput in recent years, however, Hong Kong's port faces growing competition from China and elsewhere in Asia.

     In line with Hong Kong's strength as an exporter and re-exporter, its foreign exchange reserves are the fourth largest in the world, behind Japan, China and Taiwan. At the end of 2004, foreign exchange reserves were estimated at US$123.6 billion. The following table presents Hong Kong's foreign currency reserve assets as of the dates indicated.

                                                                     At December 31
                                    ----------------------------------------------------------------------------------
                                    1998            1999        2000        2001        2002       2003        2004
                                    ----------------------------------------------------------------------------------
                                                                  (in billions of US$)
Foreign exchange,                   $89.6           $96.3       $107.6      $111.2      $111.9     $118.4      $123.6
including gold

---------------
Source:   Hong Kong Monetary Authority Annual Report 2002, Hong Kong Monetary Authority.

     In contrast to Hong Kong's large seaport, its airport was considered inadequate, and after two delays, a new airport opened in July 1998. The new airport is the world's fifth busiest international passenger airport and most active worldwide air cargo operation, with an average of more than 650 aircraft taking off and landing every day. Nearly 60 scheduled passenger carriers and 15 all-cargo operators link Hong Kong with more than 140 locations around the world. Cargo throughput for 2004 topped 3.1 million tons, representing a 25.2% increase over 2002, and a 17.4% increase over 2003. Planning is under way to ensure that the new airport is well equipped to meet future demands

     On June 29, 2003, Hong Kong and mainland China signed the Closer Economic Partnership Arrangement ("CEPA"), which is designed to liberalize trade relations between China and Hong Kong, and is a part of a series of measures being taken by China to boost Hong Kong's economy. Among other things, the CEPA qualified 273 classes of goods for zero import tariffs as of January 2004, liberalized access for Hong Kong companies providing 17 classes of commercial services on the mainland and permit Hong Kong banks to offer products and services based on the Chinese renminbi. The CEPA also contemplates greater cooperation between the Hong Kong and the Shenzhen Stock Exchanges.

     Between October 1997 and the end of 1998, property prices in Hong Kong dropped precipitously, falling by approximately 50%. In an effort to ward off recession, all public land was withdrawn from the market on June 22, 1998. The moratorium, which expired on March 31, 1999, was aimed at preventing further drops in property prices, which could threaten the stability of the banking system. Taxes were cut at the same time and as a result, a HK$23.3 billion deficit was recorded for the 1998-1999 fiscal year, the first significant deficit in Hong Kong's recent history. Since then, the government has frequently run a deficit. The government's consolidated account recorded a deficit of HK$40.1 billion in 2003-04, which decreased considerably from HK$61.7 billion in the preceding year. The accumulated balances at the end of 2003-04 were $275.3 billion. With the release of more public land from the land bank, the estimated financial position for 2004-05 will be a surplus of HK$11.95 billion with accumulated balances of HK$287.3 billion. The property market as a whole rebounded further during 2004, following a sharp turnaround in the latter part of 2003. Overall market sentiment was underpinned by the sustained improvement in local economic fundamentals, the end of the deflation era and the prevailing low interest rate environment. The steady increase in property prices has lifted more homeowners out of the negative equity that was caused by the plummet in property prices following the Asian financial crisis. The following table presents information concerning Hong Kong's fiscal expenditure and revenue for the periods indicated.

                                   -----------------------------------------------------------------------------------
                                    1998            1999        2000        2001        2002        2003       2004
                                   -----------------------------------------------------------------------------------
                                                        (in millions of HK$)

Total government expenditure        239,356         223,043      232,893    238,890      239,177    247,466  249,741
Total government revenue            216,115         232,995      225,060    175,559      177,489    207,338  261,694
                                   -----------------------------------------------------------------------------------
Consolidated surplus/deficit        (23,241)          9,952       (7,833)   (63,331)     (61,688)   (40,128)  11,953
Reserve balance at fiscal           434,302         444,254      430,278    372,503      311,402    275,343  287,296
year-end (2)

---------------
(1)  Preliminary estimates.
(2)  Includes changes in provisions for loss in investments with the Exchange Fund.

Source:   Hong Kong Monetary Authority Annual Report 2004, Hong Kong Monetary Authority.

Because Hong Kong has a large fiscal reserve, the growing deficit is not viewed as an immediate threat. Nonetheless, the government has expressed the view that the deficit is a problem that must be addressed. Pursuant to Hong Kong's Basic Law, the government is required to eliminate the structural element of the deficit. The government has, accordingly, embarked on a plan to achieve a balanced budget by the 2008-2009 fiscal year. The SARS outbreak in 2003 contributed to the growing deficit, causing government spending to rise and revenues to fall.

     As of May 4, 2005, both S&P and Moody's assigned investment-grade long-term issuer credit ratings to Hong Kong. S&P's long-term foreign-currency rating was A+, with a positive outlook. S&P's long-term local-currency rating was AA-, with a negative outlook. Moody's long-term foreign-currency rating was A1, with a stable outlook.

Banking and Finance

     Hong Kong has established itself as one of the most important financial centers in the world. Together with real estate and insurance, the financial sector accounted for approximately 25% of Hong Kong's GDP in each of the years 1996 through 2002. Given Hong Kong's low taxes and quality infrastructure, many businesses looking to set up regional headquarters or a foothold to do business in China have established offices in Hong Kong. Although Hong Kong followed a policy of "positive non-interventionism" for approximately 20 years, in August 1998 the government broke with this policy and intervened in the stock market to defend the Hong Kong dollar. See "--Securities Markets."

     While Hong Kong does not have a central bank, in 1993 the Hong Kong Monetary Authority ("HKMA") was established to assume certain central bank-type responsibilities, including monetary management and supervision of the banking industry. As of August 31, 2005, Hong Kong had 202 authorized banking institutions (including 131 licensed banks, 36 restricted-license banks and 35 deposit-taking companies). The HKMA does not, however, set interest rates. While government regulation is not extensive, all banks are required to be members of the Hong Kong Association of Banks, which serves as a trade association and lays down minimum banking practice standards. From 1983 to May 18, 2005, the Hong Kong dollar was linked to the U.S. dollar at a rate of HK$7.80 to US$1.00. The free market exchange rate of the Hong Kong dollar against the U.S. dollar for the non-bank public is determined by supply and demand. The exchange rate had not deviated significantly from the fixed exchange rate until August 1998, when it reached HK$7.75 to US$1.00. The HKMA converted banks' clearing account funds at the 7.75 rate but announced plans to reduce this rate to 7.8, causing a sharp increase in interest rates. Hong Kong interest rates normally follow U.S. rates closely due to the tie between the U.S. dollar and the Hong Kong dollar. However, to cater to changing market conditions and to remove uncertainty surrounding the extent to which the exchange rate may strengthen, the HKMA introduced refinements to the linked exchange rate system on May 18, 2005 that would allow the Hong Kong dollar to trade within a wider trading band of HK$7.75-7.85 to US$1.00. The refinements were also intended to reduce the usage of the Hong Kong dollar as a vehicle for speculation on a revaluation of the renminbi. The pegged currency has effectively taken monetary policy control away from the Hong Kong government, leaving Hong Kong somewhat ill-equipped to deal with inflationary pressures, which have contributed to periodic surges of money into the stock and property markets. Under the Basic Law, the Hong Kong dollar is to remain linked to the U.S. dollar, the Hong Kong dollar is to be freely convertible into other currencies, and there are to be no exchange controls or government consents to raise debt or equity capital until at least 2047.

     Hong Kong's money supply has grown slowly since the Asian financial crisis. The following table presents the volume of Hong Kong's money supply as of the dates indicated.

                                                           At December 31
                 ------------------------------------------------------------------------------------------------
                     1998          1999           2000          2001           2002          2003            2004
                 ------------------------------------------------------------------------------------------------
                                                        (in billions of HK$)
M1 (1)                197.7         225.2          243.8         258.1          295.6         413.4         484.5
M2 (2)              3,111.9       3,386.2        3,649.5       3,550.1        3,518.3       3,813.4       4,166.7
M3 (3)              3,168.2       3,434.5        3,692.8       3,594.1        3,561.9       3,858.0       4,189.5

---------------
(1)  Currency and coin in circulation plus consumer demand deposits placed with banks.

(2)  M1 plus consumer savings and time deposits with banks plus negotiable certificates of deposit ("NCDs")
     issued by banks and held outside the banking sector.

(3)  M2 plus consumer deposits with restricted license banks and deposit-taking companies plus NCDs issued by such institutions and held outside the banking sector.

Source:   Hong Kong Monetary Authority Annual Report 2004, HKMA.

Securities Markets

     Foreign investment into Hong Kong is restricted only in a few regulated sectors that are under direct government control, including the postal system, harbor and airport facilities, public utilities and broadcasting. No government approvals are required for foreigners to invest in other sectors. Funds invested in Hong Kong as well as gains and dividends and interest may likewise be freely remitted abroad. Like its other financial markets, the Stock Exchange of Hong Kong ("SEHK") is open to foreign investors with minimal regulation.

     Prior to 2003, the regulatory powers of Hong Kong's Securities and Futures Commission ("SFC") were limited. In June 1998, the SFC proposed an amendment to the Disclosure of Interests Ordinance that would make purchasers disclose their holdings when they reach 5% of total issued shares rather than the current 10% threshold. Similar proposals were subsequently incorporated into a major legislative initiative announced in March 1999 by the SFC to replace and reform the existing regulatory framework governing Hong Kong's securities and futures markets, which had been a patchwork of ordinances written over the past 25 years. Enacted on March 13, 2002, and in effect as of April 1, 2003, the legislation, known as the "Securities and Futures Ordinance" created a regulatory framework that is designed to promote market confidence, secure appropriate investor protection, reduce market malpractice and financial crime and facilitate innovation and competition. The major features of the Securities and Futures Ordinance include a new streamlined single licensing regime, new proportionate disciplinary sanctions to combat market misconduct, new measures to protect the interests of investors, such as personal rights of action through the civil courts for loss caused by market misconduct or false or misleading public statements concerning securities, a new and comprehensive investor compensation scheme and a tighter regime for disclosure of interests in listed companies.

     In 1986, four Hong Kong stock exchanges ceased trading and merged into the SEHK. The SEHK expanded from 357 listed companies with a market capitalization of HK$949 billion as of December 31, 1991, to 701 listed companies with a market capitalization of HK$4,727 billion as of December 31, 1999. At the end of August 2005, the SEHK was the largest stock market in Asia outside of Japan, with a market capitalization of almost HK$7.29 trillion. The Hang Seng Index, which tracks 33 blue-chip companies listed on the SEHK, rose from 4,297 in 1991 to 15,196 as of June 27, 1997, the last day that the SEHK was open prior to the transfer of sovereignty to China. After hitting a low of 6,660 on August 13, 1998, the Hang Seng Index rebounded to 10,049 on December 31, 1998, after the government intervened by spending HK$118.1 billion on stock to support prices. In March 2000, the Hang Seng Index reached an all-time high of 18,302. On October 4, 2005, the Hang Seng Index closed at 15,382. The following table presents information concerning the SEHK for the years indicated.

                                                                        At December 31
                                    -------------------------------------------------------------------------------
                                      1998        1999        2000        2001        2002       2003        2004
                                    -------------------------------------------------------------------------------
Hang Seng Index                     10,049      16,962      15,096      11,397       9,321      12,576     14,230
Average price/earnings ratio            10.7        26.7        12.8        12.2        14.9        19.0       18.7
Market capitalization (HK$           2,661.7     4,727.5     4,795.2     3,885.3     3,559.1     5,477.7    6,629.2
billions)

---------------
Source:   Annual Report 2004, HKMA.

     In November 1999, the SEHK launched the Growth Enterprise Market ("GEM"), a new market to provide capital to emerging companies to facilitate their development or expansion. Because of their greater investment risk, only informed investors are advised to trade GEM securities. By the end of August 2005, 201 companies were listed on the GEM with a total market capitalization of HK$67.9 million. On March 6, 2000, the Hong Kong Futures Exchange, the SEHK and the Hong Kong Securities Clearing Company formed, and became wholly owned subsidiaries of, a new holding company called Hong Kong Exchanges and Clearing Limited ("HKEx"). HKEx now operates the futures and options market in Hong Kong.

     While Hong Kong has not needed to issue debt to raise funds and, until recently, has not run a budget deficit, the HKMA issues Exchange Fund bills and notes in an effort to stimulate growth in the local debt market. As of August 31, 2005, the HKMA had HK$125.0 million of outstanding Exchange Fund bills and notes. Exchange Fund debt instruments evidence deposits of funds in Hong Kong dollars with the HKMA, and they are direct obligations of the Hong Kong government. Currently, they are issued with terms ranging from two years to 10 years.

Taiwan

     Taiwan, officially called the Republic of China (the "ROC"), is an island located off the southeastern coast of China with a land mass of approximately 12,500 square miles and a population estimated at 22.6 million, 98% of whom are ethnic Chinese. Politically, Taiwan is subdivided into two provinces: Fu-chien and Taiwan. The province of Taiwan is further subdivided into 16 counties, five municipalities and two special municipalities. Half of the island is covered by forests, and the terrain is mountainous, especially inland.

History and Politics

     In 1949, after the Chinese Civil War when the Nationalist leader Chiang-Kai-Shek and the remnants of his Nationalist forces fled to Taiwan, then a province of China, and set up a provisional government claiming to be the official government of mainland China, the initial focus of the Nationalist or Kuomintang Party ("KMT") was to assume control of mainland China rather than concentrating on Taiwan. The KMT imposed martial law from 1949 until 1987, when political scandals, among other factors, weakened the KMT government to the point where elections and opposition parties were allowed.

The trend toward democracy has continued since 1987. Opposition parties have been allowed to participate in the political process, and currently there are approximately 100 political parties.

     China's official position regarding Taiwan is that Taiwan is not an independent country but remains a province of China, while Taiwan's official position remains the same as it was in 1949, that its government is the rightful government of mainland China. Most countries, including the United States, recognize the government of China as the only official government representing China while only 27 nations recognize the government of Taiwan as the official government of China. The Chinese government refused to hold talks with Chen Shui-bian, the president of Taiwan, during his first term because he would not endorse China's "One China" principle, which holds that there is only one China and that Taiwan is a part of it. Chen has recently further angered the Chinese government by announcing that he will move forward with plans to write a new constitution for Taiwan within two years, a move China has said could compel it to seize Taiwan by force. The future of Taiwan's political relations with China is unclear. For the foreseeable future, they are likely to remain tense.

Government

     Taiwan continues in the process of moving from a mostly one-party system to a representative democracy. There are three significant political parties: the KMT, the Democratic Progressive Party ("DDP") and the New Party ("NP"), which favors reunification. Taiwan's national level of government consists of the Presidency, the National Assembly and five Yuans (the Executive Yuan, the Legislative Yuan, the Judicial Yuan, the Examination Yuan and the Control Yuan). The President and the Vice President are now directly elected by the people, and the offices are currently held by Chen Shui-bian and Annette Lu, respectively, of the DDP, who were reelected by a narrow margin in March 2004. Of the five Yuans, only the 225-member Legislative Yuan, Taiwan's highest legislative body, is popularly elected, with 168 seats open for popular election. The legislative arms of the government are the National Assembly and the Legislative Yuan. The importance of the National Assembly has decreased over the last several years. Its only function now is to amend the constitution, impeach the President or change national borders. In contrast, the Legislative Yuan has had its powers strengthened. In 1997, it gained the right to initiate the impeachment of the president and to hold a vote of no confidence in the government. The division of powers between the President and the Legislative Yuan is contentious.

Economy

     The success with which Taiwan has pursued economic development over the last five decades has led many to refer to its development as an "economic miracle." In 2002, Taiwan remained the 14th largest exporter and 16th largest importer in the world. It also held the world's third largest foreign exchange reserves.

     Taiwan enjoyed substantial economic growth in the 1960s and 1970s when cheap labor and government tax breaks resulted in large increases in Taiwanese consumer goods exports. Similar to the experience of certain other emerging Asian economies in the 1980s and 1990s, however, prosperity brought higher labor costs and a loss of competitiveness in the low-end consumer goods market. As a result of these increased costs, Taiwan's manufacturing base has moved toward the production of high-end consumer goods, particularly in the chemical and computer sectors. Taiwan's GDP has risen at a steady rate over recent years, growing a reported 6.8% in 1997, 4.6% in 1998, 5.4% in 1999 and 5.9% in 2000. In
2001, Taiwan's GDP contracted by 2.2% due to the fallout from the collapse of the internet bubble, capital flight in the second half of 2000 and problems of the then new DDP government under Chen Shui-bian. Pessimism in the tech sector led to a 21% decline in fixed asset investment in 2001 and merchandise trade plunged 20%. GDP rebounded growing a reported 3.6% in 2002. In 2002, Taiwan's GDP was US$281.9 billion, of which 31% was contributed by the industrial sectors. During the same period, the consumer price index increased by 1.7% during 1998, 0.2% in 1999 and 1.3% in 2000, was flat in 2001, decreased by 0.2% in 2002, decreased by 0.3% in 2003 and increased by 1.6% in 2004.

     In 2002, industrial production continued to be Taiwan's most important sector, accounting for 31% of its GDP, with an emphasis on electronics and computers. In 2002, manufacturing output constituted over 92% of Taiwan's total industrial production. Electronics and information technology have evolved into the mainstay of the industry, accounting for over 35%. The financial, insurance and real estate sectors represented 20.8% of Taiwan's GDP. While the manufacturing sector continues to be most important, it is gradually decreasing owing to the rise of the services sector. Nonetheless, manufacturing accounted for nearly all of Taiwan's exports in 2002.

     Since 1998, when Taiwan's foreign trade volume was US$215.38 billion, trade volume has steadily increased, reaching US$341.3 billion in 2004. During the period between 1998 and 2002, Taiwan consistently maintained a trade surplus:
US$5.9 billion in 1998, US$10.9 billion in 1999, US$8.3 billion in 2000, US$15.6 billion in 2001 and US$18.1 billion in 2002. Taiwan's foreign exchange reserves totaled US$161.6 billion on December 31, 2002 and 206.6 billion on December 31, 2003. Hong Kong has recently replaced the U.S. as Taiwan's number-one export market, in part because Hong Kong is used as a transshipment port for goods destined for China. In 2001, the U.S. and Hong Kong were the destination of 22.5% and 22.0%, respectively, of Taiwan's exports. In 2002, the U.S. and Hong Kong were the destination of 20.5% and 23.6%, respectively, of Taiwan's exports. Taiwan's exports and imports increased by 20.7% and 31.9%, respectively, in 2004.

     Taiwan's currency is the New Taiwan dollar ("NT$"). The currency was allowed to float on October 17, 1997. Taiwan's currency depreciated by 17% in 1997 against the U.S. dollar and continued to drop during 1998, although this drop was minor when compared to that of other Asian currencies. The exchange rate averaged NT$28.70:US$1 during 1997, NT$33.46:US$1 during 1998, NT$32.27:US$1 during 1999, NT$31.24:US$1 during 2000, NT$33.82:US$1 during 2001,
NT$34.58:US$1 during 2002 and NT$34.40:US$1 during 2003.

     Generous tax breaks for businesses, nearly universal health coverage and heavy government investment in infrastructure have resulted in large government budget deficits in recent years, averaging 4% of GDP between 1990 and 1998. In 1999, the deficit rose to 5.9% of GDP. While it decreased to 4.5% of GDP in 2000, it rose to 6.7% in 2001 and 3.5% in 2002.

     Foreign investment increased dramatically during 1997, hitting a then record US$4.3 billion, up 73% from 1996. Although foreign investment diminished in 1998, it has rebounded, hitting a record US$4.9 billion in 2000 before decreasing to US$4.1 billion in 2001. In 2002, Taiwan recorded 1,142 approved inward foreign investments, totaling US$3.3 billion. Many major investment projects have been launched in recent years, including privatization of the telecommunications network, the opening of offshore shipping centers and the construction of a high-speed rail link between Taiwan's two largest cities, Taipei and Kao-hsiung.

Economic Relations with China

     Taiwan and China, while separated geographically and politically, are coming closer together economically. Inexpensive labor is the main draw for Taiwanese companies shifting their manufacturing to China. In 2002 Taiwan was the second largest source of contracted foreign direct investment in China after Hong Kong. According to the Taiwanese Ministry of Economic Affairs, Taiwanese investment in China through 2002 totaled US$26.61 billion, which accounted for 43.39% of Taiwan's total foreign investment. As of the end of September 2003, the Investment Commission of the Taiwanese Ministry of Economic Affairs had approved 30,661 investment cases in China with a total value in excess of US$32.97 billion. This is a misleading figure, as most of Taiwanese investment in China avoids the approval process. Private estimates put the figure at approximately US$100 billion. The Taiwanese government attempts to restrict investments in China by capping the value of a single investment in China by corporations at a percentage between 20% and 40% of their net asset value.

Securities Markets

     The Taiwan Stock Exchange ("TSE"), is Taiwan's primary securities exchange. Historically, the Taiwanese market has been extremely volatile. Beginning in 1989, the market rose from approximately 5,000 to just below 12,500 by February 1990 and thereafter fell to 2,500 by September 1990. Since this collapse, the market has been somewhat less erratic. The TSE Capitalization Weighted Stock Index TAIEX, the most widely quoted TSE index, fell 21.6% in 1998 compared to 1997, rebounded in 1999, with a gain of 31.6%, fell 43.9% in 2000, climbed 17.1% in 2001, fell 19.8% in 2002, and in 2003, the TAIEX closed at 5,890.7, up 32.3%
from 2002. In 2004, TAIEX closed at 6,139, up 4.23% compared to the close of 2003. The TAIEX is based on 557 component stocks from the TSE's 697 listed companies and covers all stocks except for preferred stocks, full-delivery stocks and stocks that have been listed for less than one month. The Gre Tai Securities Market, which operates much like Nasdaq in the United States, has grown rapidly since its inception in 1994. At the end of July 2005, 497 companies were listed, including many technology companies.

     Unlike Hong Kong, the Taiwanese financial markets, including the securities markets, have historically been highly regulated by the Taiwanese government. While Taiwan is in the process of opening up its financial markets to foreign investors, restrictions still exist, including foreign investment restrictions on the TSE. On September 30, 2003, the Executive Yuan approved amendments to the Regulations Governing Investment in Securities by Overseas Chinese and Foreign Nationals that took effect on October 2, 2003 (the "New Regulations"). The New Regulations abolish the designation of QFIIs and "general foreign investors" in favor of two general classifications of foreign investors: "offshore foreign investors" and "onshore foreign investors." (Onshore foreign investors are foreign investors that maintain a presence in Taiwan through a branch or office.) The New Regulations further distinguish between foreign institutional investors and foreign individual investors. Offshore foreign institutional investors are required to apply for prior approval from Taiwan's central bank, the Central Bank of China (the "CBC"). Foreign individual investors are not required to apply for CBC approval but are subject to a maximum investment ceiling determined by Taiwan's Securities and Futures Commission ("TSFC") in consultation with the CBC. Foreign institutional investors are not subject to any ceiling for investment in the Taiwanese securities market. Subject to these qualifications, under the New Regulations, both onshore and offshore foreign investors are allowed to invest in Taiwanese securities once they have registered with the TSE.

     The Taiwanese bond market has been expanding rapidly in recent years, increasing from an estimated NT$7.1 billion of corporate debt instruments outstanding at the end of 1995 to an estimated NT$12.1 billion at the end of 2002. Nine listed convertible corporate bonds were outstanding at the end of 2004, totaling NT$696 million. At the end of 2004, Taiwan had NT$2,851 billion in government bonds outstanding compared to NT$861 billion at the end of 1995. The trading value of convertible bonds and government bonds totaled NT$4 billion in 2004, a 60% decrease from 2003. As of April 12, 2004, both S&P and Moody's assigned investment-grade long-term issuer credit ratings to Taiwan. S&P's long-term foreign currency rating for Taiwan was AA-, with a stable outlook. Moody's corresponding rating was Aa3, with a stable outlook.

     Margin trading in common stocks and beneficiary certificates of companies that do not have concentrated ownership or overly volatile activity and that have been listed for more than six months is permitted for individuals who meet certain qualifications. Maintenance ratios are regulated by the CBC and the Competent Authority, and margin account customers must buy and sell securities based on the margin requirements. Both securities bought on margin and the value received for short sales are held as collateral, which is marked to market every day. All accounts must remain above the maintenance ratio, or margin calls will be issued.

     Taiwan's futures exchange, the Taiwan Futures Exchange ("TAIFEX"), originally named the Taiwan International Mercantile Exchange (TAIMEX), was established on September 9, 1997, and launched its first product on July 21, 1998. TAIFEX, which trades financial derivatives, is open to foreign investors on a restricted basis.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     In placing portfolio transactions, the Investment Manager uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available is considered in making these determinations. Currently, it is the Fund's policy that the Investment Manager may, when it believes it to be in the best interest of the Fund, pay higher commissions than might otherwise be obtainable in recognition of brokerage services felt necessary for the achievement of best available price and most favorable execution of certain securities transactions.

     In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research, market and statistical information and other services related to investment research (such as computer hardware and software or research seminars) to the Fund or the Investment Manager. To the extent brokerage commissions are negotiated, the Investment Manager may cause the Fund to pay a broker-dealer which furnishes such research along with brokerage services a higher commission than that which might be charged by another broker-dealer for effecting the same transactions without providing research; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Investment Manager to the Fund. The Fund will not pay to any affiliate of the Investment Manager a higher commission rate specifically for the purpose of obtaining research services. In addition, the Fund will not, in connection with portfolio transactions in which a broker-dealer acts as a principal, compensate such broker-dealer for providing investment research or other non-execution services. Although certain research, market and statistical information services from brokers and dealers can be useful to the Fund and the Investment Manager, the management of the Fund believes that such services are only supplemental to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. The Investment Manager may deem certain of these research services useful in the performance of its obligations, but may be unable and will not attempt to determine the amount by which such services may reduce its expenses. Not all of these services may be useful to the Fund. Certain of these services may be useful to other clients of the Investment Manager.

     During the last fiscal year, the Investment Manager enlisted certain brokers to execute trades and rewards research for which the brokers were paid commission. The Investment Manager did not pay higher commissions to these brokers than might otherwise have been obtainable in order to access such research. The following table sets forth the number of trades and commission paid to brokers because of the research services provided as of December 31, 2004:

Name of Broker                        Number of trades         Commission in USD
--------------                        ----------------         -----------------

ABN AMRO BANK NV                             47                     73,855
BNP PARIBAS SA                               22                     26,950
CAZENOVE & CO                                36                     22,116
CHINA EVERBRIGHT SECS                         6                     13,201
CHINA INTL CAPITAL CORP                      57                     30,118
CITIC CAPITAL SECURITIES LTD                  1                       269
CITIGROUP GLOBAL MARKETS                     54                     46,333
CREDIT AGRICOLE                               2                       407
CREDIT LYONNAIS SECS                         38                     45,516
CS FIRST BOSTON                              41                     58,601
DBS SECURITIES HK LIMITED                     1                      2,844
DEUTSCHE BANK AG                             14                     35,852
G.K. GOH SECURITIES LIMITED                   7                      5,111
GOLDMAN SACHS & CO                           12                     27,409

Name of Broker                        Number of trades         Commission in USD
--------------                        ----------------         -----------------

HOENIG LIMITED                                1                         50
HSBC SECURITIES ASIA LTD. HK                 89                     69,540
ING BARINGS SECURITIES                       18                     21,465
INSTINET PACIFIC LTD.                         3                        998
J.P. MORGAN SEC ASIA PAC LTD.                60                     60,747
KIM ENG SECURITIES                           12                      5,295
LEHMAN BROTHERS                               2                       952
MERRILL LYNCH & CO INC                       15                     38,685
MORGAN STANLEY & CO INC                      30                     57,300
NOMURA INTERNATIONAL LIMITED                  2                      6,677
SALOMON BROTHERS HK LTD.                      2                      6,197
SOCIETE GENERALE                             10                      1,994
UBS AG                                       16                     37,664
UOB KAY HIAN HOLDINGS LIMITED                 3                      9,437

     Some securities considered for investment by the Fund may also be appropriate for other funds and/or clients served by the Investment Manager. If purchases or sales of securities for the Fund and one or more of these other funds or clients served by the Investment Manager are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by the Investment Manager.

     The Fund anticipates that, in connection with the execution of portfolio transactions on its behalf by the Investment Manager, certain affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. During the year ended December 31, 2004, the Fund paid brokerage commissions to Affiliated Brokers as follows:

                                                    Percentage of All             Percentage of Aggregate
                                                       Commissions                 Transactions Involving
Name of Affiliated               Brokerage       Paid to Such Affiliated        Payment of Commission to Such
Broker                          Commissions              Broker                      Affiliated Broker
UBS Securities Ltd.
Asia                           $21,465                    5.31%                             5.47%

For the purposes hereof, an "Affiliated Broker" is any broker (A) that is an affiliated person of the Fund, (B) an affiliated person of any such person or
(C) an affiliated person of which is an affiliated person of the Fund, BAM Asia or UBS Global Asset Management (US) Inc.

     The Fund's Board of Directors reviews periodically the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits realized by the Fund. For the fiscal years ended December 31, 2002, 2003 and 2004, the Fund paid commissions for the execution of its portfolio transactions amounting in the aggregate to $273,916, $697,290 and $705,983 respectively.

                                    TAXATION

     The following summary addresses the principal United States federal, Hong Kong and China income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. The Fund and its shareholders may also be subject to other federal, state, local and foreign taxes.

     IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF BEING A SHAREHOLDER OF THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF UNITED STATES FEDERAL, STATE AND LOCAL AND NON-UNITED STATES TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES THEREIN.

     The statements regarding taxation set out below are based on those laws that are in force on the date of this document and are subject to any subsequent changes therein.

United States Federal Income Taxes

     The following discussion of United States federal income tax considerations is based upon the advice of White & Case LLP, U.S. counsel for the Fund.

     For purposes of this discussion, a "U.S. Holder" is a beneficial owner of shares that, for United States federal income tax purposes, is (i) a citizen or resident alien individual of the United States; (ii) a partnership or corporation created or organized in or under the laws of the United States or any state thereof, including the District of Columbia; (iii) an estate the income of which is subject to United States federal income taxation regardless of its source; or (iv) a trust if such trust validly elects to be treated as a United States person for United States federal income tax purposes or if (1) a court within the United States is able to exercise primary supervision over its administration and (2) one or more United States persons have the authority to control all of the substantial decisions of such trust. A "Non-U.S. Holder" is a beneficial owner of shares that is not a U.S. Holder.

     If a partnership (or any other entity treated as a partnership for United States federal income tax purposes) holds shares, the tax treatment of the partnership and a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. Such a partner or partnership should consult its tax advisor as to its tax consequences.

General

     The Fund intends to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in certain publicly traded partnerships and (b) diversify its holdings so that, at the end of each fiscal quarter for each taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

     The U.S. Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to the Fund's principal business of investing in stock or securities may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have been issued by the Treasury Department. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stock or securities.

     As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders if at least 90% of its investment company taxable income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute to its shareholders at least 90% of such income. However, the Fund will be subject to tax at a rate of 35% on any income or gains that are not distributed. Because net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses) are not included in the definition of investment company taxable income, however, the Fund will determine once a year whether to distribute any net capital gains. A determination by the Fund to retain net capital gains will not affect the ability of the Fund to qualify as a regulated investment company. If the Fund retains for investment its net capital gains, it will be subject to U.S. Federal income tax at a rate of 35% on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal income tax on long-term capital gains, (i) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. Federal income tax paid by the Fund against their U.S. Federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

     The Fund will be able to avoid a nondeductible 4% U.S. Federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of
(i) 98% of its ordinary income (not taking into account any capital gains or losses) for such year, (ii) 98% of its capital gain net income (the latter of which is generally computed on the basis of the twelve-month period ending on October 31 of such year), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year and upon which no U.S. Federal income tax was imposed. For this purpose, income or gain retained by the Fund that is subject to U.S. Federal income tax will be considered to have been distributed by the Fund by year-end.

     There is a possibility that Chinese exchange control regulations may restrict or limit the ability of the Fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders. Any such restrictions or limitations could impact the Fund's ability to meet the distribution requirements described above.

     If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Passive Foreign Investment Company Investments

     If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above even if the Fund did not receive any funds to distribute. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which in many cases may be difficult or not possible to obtain. If the Fund does not elect to treat certain passive foreign investment companies in which it owns stock as "qualified electing funds," it may, if eligible, elect to mark-to-market all the stock it owns in passive foreign investment companies (i.e., treat the stock as if it had been sold at fair market value at the end of the taxable year) and treat any gain recognized as the result of such election as ordinary income. Unrealized losses, however, generally will not be recognized. By making the mark-to-market election, the Fund could ameliorate the adverse tax consequences with respect to its ownership of shares in a passive foreign investment companies, but in any particular year may be required to recognize income in excess of the distributions it receives from passive foreign investment companies and its proceeds from dispositions of passive foreign investment company stock.

Currency Fluctuations --"Section 988" Gains or Losses

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency which is not a functional currency for the Fund attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the Fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sales of shares. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges will also be treated as section 988 gains or losses.

     Some of the Fund's investment practices, including those involving certain risk management transactions and foreign currency transactions, may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. The Fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year-end). This could cause the Fund to recognize income without having the cash to meet the distribution requirements described above.

Distributions

     Distributions of net investment income are taxable to a U.S. Holder as ordinary income, whether paid in cash or shares. Distributions of net capital gains, if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the U.S. Holder has held the Fund's shares and are not eligible for the dividends received deduction. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution is the amount of cash distributed or allocated to the U.S. Holder. A U.S. Holder's basis in these shares would be equal to their cost. U.S. Holders receiving a distribution in the form of newly issued shares, pursuant to the Dividend Reinvestment Plan, will be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. U.S. Holders will be notified annually as to the U.S. Federal income tax status of distributions or deemed distributions, and U.S. Holders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received.

     If the net asset value of shares is reduced below a U.S. Holder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it, in effect, represents a return of such U.S. Holder's invested capital. Investors should be careful to consider the tax implications of buying shares just prior to distribution. The price of shares purchased at that time may reflect the amount of the forthcoming distribution. Investors purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     A distribution from the Fund will be treated as paid during a calendar year if the Fund declares the dividend in October, November or December of that year to holders of record in such a month and pays the dividend by January 31 of the succeeding year. Such distributions will be taxable to U.S. Holders as if received on December 31 of the earlier year, rather than in the year the Fund actually pays the dividend.

Sales of Shares

     Upon a sale or exchange of his shares, a U.S. Holder will realize a taxable gain or loss depending upon his tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the U.S. Holder's hands and will be long-term or short-term, depending upon the U.S. Holder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Dividend Reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a U.S. Holder on the sale or exchange of Fund shares held by a U.S. Holder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the U.S. Holder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the U.S. Holder with respect to such shares.

Foreign Taxes

     Income received by the Fund from sources within China and Hong Kong and any other countries in which the issuers of securities purchased by the Fund are located may be subject to withholding and other taxes imposed by such countries.

     If the Fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the Fund expects to meet the requirements of the Code for "passing-through" to U.S. Holders such foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to "pass-through" to U.S. Holders the amount of such foreign income and withholding taxes paid by the Fund. Pursuant to this election a U.S. Holder will be required to: (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the Fund and (ii) treat his pro rata share of such foreign taxes as having been paid by him. Each U.S. Holder will be entitled, subject to certain limitations, to either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a U.S. Holder who does not itemize deductions. Each U.S. Holder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the U.S. Holder's portion of the foreign taxes paid to each such country; and (b) the portion of dividends that represents income derived from sources within each such country.

     The amount of foreign taxes for which a U.S. Holder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the U.S. Holder's U.S. Federal income tax attributable to the shareholder's foreign source taxable income. This limitation applies separately to certain specific categories of foreign source income including "passive income," which includes, among other types of income, dividends and interest.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each U.S. Holder, U.S. Holders are advised to consult their own tax advisers.

Backup Withholding

     The Fund may be required to withhold U.S. Federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

Foreign Shareholders

     Taxation of a Non-U.S. Holder depends, in part on whether the Non-U.S. Holder's income from the Fund is "effectively connected" with a United States trade or business carried on by the Non-U.S. Holder.

     If the income from the Fund is not effectively connected with a United States trade or business carried on by a Non-U.S. Holder, distributions of net investment income made to a Non-U.S. Holder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Non-U.S. Holders may be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) on the income resulting from the Fund's election to treat any foreign income and withholding taxes paid by it as paid by its shareholders, but they may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them. See "--Foreign Taxes."

     A Non-U.S. Holder generally will not be subject to U.S. Federal income tax on gain realized upon the sale of shares of the Fund, on distributions from the Fund of net long-term capital gains, or on amounts retained by the Fund which are designated as undistributed capital gains. In the case of a Non-

U.S. Holder who is a nonresident alien individual, however, gain realized upon the sale of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. Federal income tax at a rate of 30% (or lower treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain realized upon the sale of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the Non-U.S. Holder in the United States or the shareholder has a "tax home" in the United States. The 183-day rule set forth above only applies in exceptional cases because generally an individual present in the U.S. for 183 days or more during the taxable year will be treated as a resident for U.S. Federal income tax purposes and consequently will be subject to U.S. Federal income tax on his worldwide income at the rates applicable to U.S. citizens. In the case of a Non-U.S. Holder who is a nonresident alien individual, the Fund may be required to withhold U.S. Federal income tax at the rate of 28% unless IRS Form W-8BEN or W-8ECI is provided. See "--Backup Withholding."

     If distributions made by the Fund or gains realized upon the sale of shares of the Fund are "effectively connected" with a U.S. trade or business carried on by a Non-U.S. Holder, then distributions (whether received in cash or additional shares) of net investment income, net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale of the Fund, will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     Transfers by gift of shares of the Fund by a Non-U.S. Holder who is a nonresident alien individual and who generally is not a former U.S. citizen will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will be includible in his gross estate for U.S. Federal estate tax purposes.

     The tax consequences to a Non-U.S. Holder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. Holders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

China Taxes

     The following discussion is a summary of PRC tax laws relating to the Fund and its shareholders. This discussion is based upon the existing laws of the PRC, and the rules and regulations implementing those laws, and is subject to any subsequent change in PRC laws and regulations that may come into effect after the date hereof.

Background

     The Fund will invest in companies classified under PRC law as foreign investment enterprises ("FIEs"), including foreign invested companies limited by shares and PRC domestic companies (collectively, "PRC Companies"). PRC Companies are subject to certain taxes in the PRC that may affect their profitability and their ability to generate dividends for the Fund. These taxes include PRC enterprise income tax and PRC turnover taxes, including business tax and value-added tax. In some circumstances, these PRC Companies may also be required to pay other transaction and indirect tax such as land value added tax ("Land VAT"), consumption tax, stamp tax, deed tax, and customs duties depending on particular transactions.

     Enterprise Income Tax. PRC Companies are generally subject to enterprise income tax, which is imposed on the net profits of those companies at the combined national and local tax rate of 33%. PRC tax laws treat a PRC Company as an FIE if at least 25% of the company's equity interest is held by foreign investors. The PRC taxation of such FIEs ("Qualified FIEs") differs in certain respects from the taxation of PRC domestic companies.

     Qualified FIEs established in one of the five Special Economic Zones in the PRC are subject to enterprise income tax at the reduced rate of 15%. Qualified FIEs established in certain other areas approved by the State Council, such as the bonded areas, export processing areas, coastal open economic zones, the various economic and technological development zones, high and new technology industrial zones, and certain old urban districts, may also enjoy preferential tax treatment, provided certain conditions are met, where the enterprise income tax rate will normally be reduced to between 15% and 24%.

     In addition, Qualified FIEs engaged in qualified production-oriented activities with at least a 10-year term of operation are entitled to a 2-year tax exemption commencing with the first profit-making year plus a 50% tax rate reduction in the third to fifth years. Other PRC tax incentives may be available depending on the activities of the Qualified FIEs.

     Forthcoming Tax Law Change. Pursuant to its commitments as a member of the World Trade Organization, China is scheduled to replace the current tax regime applicable to Qualified FIEs and foreign enterprises with a new tax system that merges the enterprise income tax law that applies to Qualified FIEs and foreign enterprises, on one hand, and that applicable to PRC domestic enterprises, on the other hand. This new enterprise income tax regime will likely take effect in 2007. It is unclear at this time how Qualified FIEs and foreign enterprises, as well as PRC domestic companies, will be taxed under the new enterprise income tax regime. Some possible changes may include a reduction in the enterprise income tax rate, changes to Chinese withholding tax rates, and limitations on the scope of preferential tax treatment currently enjoyed by FIEs and foreign enterprises.

     Turnover Taxes. The PRC imposes a value added tax on turnover derived from the sale of tangible goods, the provision of certain processing services in the PRC and the importation of goods into the PRC. The PRC also levies a business tax on turnover derived from the provision of services, the transfer of intangible property and the sale of immovable property in the PRC.

     Land VAT. Gains derived from the transfer of land use rights, buildings and their associated structures within the PRC may be subject to Land VAT at progressive rates from 30% to 60%.

Tax Consequences to the Fund

     Foreign enterprises that do not have establishments or sites in the PRC, but nonetheless derive income from a PRC source, are subject to Chinese tax on those items of income under a withholding tax regime. The Fund should qualify as a foreign enterprise without an establishment or site for PRC income tax purposes. However, the Fund has not sought any rulings from the PRC State Administration of Taxation or any of its provincial or local bureaus with respect to this characterization.

     Dividends. Currently, after-tax dividends received by foreign enterprises from their investments in FIEs are exempt from Chinese withholding tax under PRC domestic tax law. In addition, at present, because of a ruling issued in July 1993 (the "July Ruling"), the PRC State Administration of Taxation has determined that dividends paid on "B" shares and dividends received from a PRC Company the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to "H" shares, will not for the time being be subject to any PRC withholding tax if received by a foreign enterprise or a foreign individual. Thus, based on the July Ruling, dividends paid to the Fund with respect to "B" shares, "H" shares and shares listed on other non-PRC securities exchanges held by the Fund will not be subject to PRC withholding tax. However, although the July Ruling is currently in force, there is no assurance that it will remain in effect for the entire period that such shares are held by the Fund, as it is intended to be a temporary provision.

     Interest. Interest paid by the PRC Companies to the Fund is subject to a 10% withholding tax under PRC domestic tax law.

     Capital Gains. A foreign enterprise with no establishment or site in the PRC is subject to a 10% withholding tax on any gains derived from the sale of shares in a PRC Company under PRC domestic tax law. In addition, based on the July Ruling, the PRC State Administration of Taxation has determined that capital gains derived from the sale of "B" shares and shares of a PRC Company listed on a non-PRC securities exchange, including "H" shares, will not for the time being be subject to PRC withholding tax if received by a foreign enterprise with no establishment or site in the PRC.

     Fees Related to Trading of "B" Shares. The purchase or sale of "B" shares listed on the SSE or the SZSE is subject to a stamp tax of 0.2% and a broker's commission of up to 0.3% of the trading value, payable by each of the purchaser and seller. The sale of "B" shares is also subject to a clearance and registration fee levied at 0.05% of the trading value, payable by each of the purchaser and seller.

Accordingly, on each sale and purchase of "B" shares, the Fund will be required to pay stamp tax, a broker's commission and a clearance and registration fee in accordance with PRC regulations.

     The purchase or sale of "H" shares or shares listed on any other stock exchange outside of the PRC is subject to the applicable laws of the respective jurisdiction where the stock exchange is situated and no PRC stamp tax will be levied on such transactions.

Tax Consequences to Fund Investors

     All purchases and sales of shares in the PRC Companies would be made by and in the name of the Fund, which should qualify as a foreign enterprise without an establishment or site in the PRC. Accordingly, all dividends paid on the shares and all capital gains derived from the sale of the shares should be regarded as income of the Fund for PRC tax purposes. Consequently, dividends paid by the Fund to shareholders of the Fund residing outside of the PRC and capital gains realized by such shareholders on the sale of shares of the Fund outside of the PRC should not be subject to any PRC taxes.

Hong Kong Taxes

     The following is a description of certain Hong Kong tax matters relating to the Fund and its shareholders.

     Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person in respect of investments in securities (whether listed or not) in Hong Kong. There is also no tax in Hong Kong on capital gains realized from the disposal of such securities.

     However, income received and gains realized by any person that are derived from a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit arising in or derived from Hong Kong from such a trade, profession or business, its profits from the trading of securities (including certain interest income and gains) would be subject to Hong Kong profits tax, which is currently chargeable at a rate of 17.5% of assessable profits for corporations.

     Any person who effects any sale or purchase of Hong Kong stock, whether as principal or agent, is required to execute a contract note evidencing such sale or purchase and to have the note stamped. Hong Kong stock means stock the transfer of which is required to be registered in Hong Kong. Contract notes attract stamp duty at the rate of HK$1.00 per HK$1,000 or part thereof (i.e., 0.10%) each for the sold note and for the bought note by reference to the value of the consideration paid or payable, or if greater, the value of the Hong Kong stock transferred.

     Remittance of profits derived from investments in securities in Hong Kong by the Fund is not subject to any Hong Kong withholding tax.

     Dividends paid by the Fund to shareholders outside of Hong Kong and capital gains realized by shareholders on the sale of shares of the Fund outside of Hong Kong are not subject to any Hong Kong taxes.

Other Taxation

     Distributions also may be subject to additional state, local and other foreign taxes (including non-U.S. taxes) depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                              FINANCIAL STATEMENTS

     The audited financial statements for the year ended December 31, 2004 are included in the Fund's 2004 Annual Report and are incorporated by reference into this SAI. These statements include the Report of Independent Registered Public Accounting Firm; Portfolio of Investments as of December 31, 2004; Statement of Assets and Liabilities as of December 31, 2004; Statement of Operations for the fiscal year ended December 31, 2004; Statements of Changes in Net Assets for the fiscal years ended December 31, 2004 and December 31, 2003; Notes to Financial Statements; and Financial Highlights for a share of Common Stock outstanding during each of the fiscal years ended December 31, 2004, 2003, 2002, 2001 and 2000.

     The unaudited financial statements for the six-month period ended June 30, 2005 are included in the Fund's Semi-Annual Report and are incorporated by reference into this SAI. These statements include the Portfolio of Investments as of June 30, 2005; Statement of Assets and Liabilities as of June 30, 2005; Statement of Operations for the six months ended June 30, 2005; Statements of Changes in Net Assets for the six months ended June 30, 2005 and for the fiscal year ended December 31, 2004; Notes to Financial Statements; and Financial Highlights for a share of Common Stock outstanding during the six months ended June 30, 2005 and for each of the fiscal years ended December 31, 2004, 2003, 2002, 2001 and 2000.

     A copy of the Fund's 2004 Annual Report was filed with the SEC on Form N-CSR on February 28, 2005, and a copy of the Fund's Semi-Annual Report was filed with the SEC on Form NCSRS on September 6, 2005. Both reports are available on the Fund's website at http://www.greaterchinafund.com and on the SEC's website at http://www.sec.gov.

     Copies of such reports may also be obtained without charge upon written or oral request from the Fund's information agent:

                             The Altman Group, Inc.
                           1200 Wall Street, 3rd Floor
                               Lyndhurst, NJ 07071
                            Telephone: 1-800-370-1749

                                     PART C
                                OTHER INFORMATION

ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS.

1.             Financial Statements (included in the Statement of Additional
               Information).
               Report of Independent Registered Public Accounting Firm.
               Portfolio of Investments as of December 31, 2004.
               Statement of Assets and Liabilities as of December 31, 2004.
               Statement of Operations for the fiscal year ended December 31,
               2004.
               Statements of Changes in Net Assets for the fiscal years ended
               December 31, 2004 and 2003.
               Notes to Financial Statements.
               Financial Highlights for a share of common stock outstanding during each of the fiscal years ended December 31, 2004, 2003,
               2002, 2001 and 2000.
               Unaudited Portfolio of Investments as of June 30, 2005.
               Unaudited Statement of Assets and Liabilities as of June 30,
               2005.
               Unaudited Statement of Operations for the six months ended June
               30, 2005.
               Statements of Changes in Net Assets for the six months ended June
               30, 2005 (unaudited) and for the fiscal year ended December 31,
               2004. Unaudited Notes to Financial Statements.
               Financial Highlights for a share of common stock outstanding during the six months ended June 30, 2005 (unaudited) and for each of the fiscal years ended December 31, 2004, 2003, 2002,
               2001 and 2000.
2.             Exhibits:
(a)       -    Amended Articles of Incorporation of the Registrant.(1)
(b)       -    By-Laws of the Registrant.(2)
(c)       -    Not applicable.
(d)       -    (1) Specimen certificates for Common Stock.(3)
               (2) Form of Subscription Certificate.**
               (3) Form of Notice of Guaranteed Delivery.**
               (4) Form of Nominee Holder Oversubscription Exercise Form.**
               (5) Form of Beneficial Owner Certification Form.**
(e)            Dividend Reinvestment Plan.(4)
(f)            Not applicable.
(g)            Investment Management Agreement between the Registrant and Baring
               Asset Management (Asia) Limited.(5)
(h)            (1) Form of Dealer Manager Agreement between the Registrant and
               UBS Securities LLC.**
(i)            Not applicable.
(j)            (1) Custodian Agreement between the Registrant and The Bank of
               New York.**
               (2) Administration Agreement between the Registrant and UBS
               Global Asset Management (US) Inc. (formerly known as Mitchell
               Hutchins Asset Management Inc.).(6)

(k) (1) Paying and Transfer Agency Agreement between the Registrant and PFPC Inc. (formerly known as Provident National Bank).(7)
               (2) Form of Subscription Agent Agreement between the Registrant and PFPC Inc.*
               (3) Form of Information Agent Agreement between the Registrant and The Altman Group, Inc.**
(l)            (1) Opinion and Consent of White & Case LLP.**
               (2) Opinion and Consent of DLA Piper Rudnick Gray Cary US LLP.**
(m)            Not applicable.
(n) Consent of Ernst & Young LLP, independent registered public accountants for the Registrant.*
(o)            Not applicable.
(p)            Not applicable.
(q)            Not applicable.
(r) (1) Code of Ethics of the Registrant adopted pursuant to Rule 17j-1 of the 1940 Act.(8)
               (2) Code of Ethics of Baring Asset Management (Asia) Limited adopted pursuant to Rule 17j-1 of the 1940 Act.(9)
(s)            Power of Attorney.(10)

--------------
* Filed herewith.
** To be filed by Amendment.

(1) Previously filed as Exhibit 2(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (Reg. No. 333-112505) filed on April 8, 2004.

(2) Previously filed as Exhibit 2(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (Reg. No. 333-112505) filed on April 8, 2004.

(3) Previously filed as Exhibit 2(d)(1) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (Reg. No. 333-112505) filed on April 8, 2004.

(4) Previously filed as Exhibit 2(e) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (Reg. No. 333-112505) filed on April 8, 2004.

(5) Previously filed as Exhibit 2(g) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (Reg. No. 333-112505) filed on September 23, 2005.

(6) Previously filed as Exhibit 2(j)(3) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (Reg. No. 333-112505) filed on April 8, 2004.

(7) Previously filed as Exhibit 2(k)(1) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (Reg. No. 333-112505) filed on April 8, 2004.

(8) Previously filed as Exhibit 2(r) to the Registration Statement on Form N-2 (SEC File No. 811-06674) filed on February 5, 2004.

(9) Previously filed as Exhibit 2(r)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (Reg. No. 333-112505) filed on April 8, 2004.

(10) Previously filed as Exhibit 2(g) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (Reg. No. 333-112505) filed on September 23, 2005.


ITEM 26.  MARKETING ARRANGEMENTS.

     Not applicable.

ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

 Registration fees.............................................       $[8,483]
 NYSE listing fee..............................................       $25,000
 Printing and postage (including subscription
 certificates).................................................       $[65,000]
 Legal fees and expenses.......................................       $[250,000]
 Accounting fees and expenses..................................       $[______]
 National Association of Securities Dealers fees...............       $[7,195]
 Reimbursement of Dealer Manager expenses......................       $[100,000]
 Subscription Agent fee and expenses...........................       $[25,000]
 Information Agent fees and expenses...........................       $[25,000]
 Miscellaneous.................................................       $[______]
                                                                      =========
       Total...................................................       $[______]

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES.

                                                        NUMBER OF RECORD HOLDERS
TITLE OF CLASS                                            AT SEPTEMBER 1, 2005

Common Stock, par value $0.001 per share                             336

ITEM 30.  INDEMNIFICATION.

     The Maryland General Corporation Law (the "MGCL") permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Article EIGHTH (8) of the charter of the

Registrant contains such a provision which eliminates such liability to the fullest extent permitted by Maryland law, subject to limitations of the 1940 Act.

     Article EIGHTH (8) of the Registrant's Charter provides that the Registrant shall indemnify its directors and officers to the fullest extent permitted by the MGCL. The Registrant's Board of Directors may make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland law.

     Article IX of the Registrant's By-Laws requires the Registrant to indemnify current or former directors and officers of the Registrant to the full extent permissible under the MGCL and the Securities Act of 1933, as amended. Employees and agents who are not officers or directors of the Registrant may be indemnified in the same manner, and to such further extent as may be provided by action of the Board of Directors or by contract. In addition, the Registrant may purchase insurance on behalf of any current or former director, officer, employee or agent of the Registrant with respect to certain liabilities. The By-Laws provide, however, that the Registrant's directors and officers shall not be indemnified against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     The MGCL requires a corporation (unless its charter provides otherwise, which the Registrant's Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity or in the defense of any issue, claim or matter in such a proceeding. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceedings to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance the reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

     Reference is made to Section 7(a) of the Dealer Manager Agreement, a form of which will be filed as Exhibit 2-(h)(1) hereto, for provisions relating to the indemnification of the Dealer Manager. Reference is also made to Section 3 of the Management Agreement, which is filed as Exhibit 2(g) hereto, for provisions relating to the indemnification of the Investment Manager.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

     Information as to the directors and officers of Baring Asset Management
(Asia) Limited is included in its Form ADV filed with the SEC (SEC File No. 801-56176) and is incorporated herein by reference thereto.

     Set forth below is a list of each executive officer, director and partner of the Investment Manager (other than those listed in the ADV) indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since 2004 for his own account or in the capacity of director, officer, employee, partner or trustee.

                                                                                Other Substantial Business,
                                   Position with the Investment                 Profession Vocation or
Name                               Manager                                      Employment
---------------------------        ----------------------------                 ---------------------------
Wilfred Sit                        Portfolio Manager                            Director of Asian Equities of
                                                                                Baring Asset Management (Asia)
                                                                                Limited
                                                                                Senior Fund Manager (employee),
                                                                                Asian Investment Team, INVESCO Asia
                                                                                Limited, focusing on Hong Kong and
                                                                                China Products
                                                                                (12th Floor, Three Exchange Square,
                                                                                8 Connaught Place, Hong Kong SAR)


ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS.

     Certain accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained by UBS Global Asset Management
(US) Inc., 51 West 52nd Street, New York, New York. Records relating to the duties of the Registrant's custodian are maintained by The Bank of New York, One Wall Street, New York, New York 10286, and those relating to the duties of the transfer agent, dividend paying agent and registrar are maintained by PFPC Inc., 4400 Computer Drive, Massachusetts 01580.

ITEM 33.  MANAGEMENT SERVICES.

     Not applicable.

ITEM 34.  UNDERTAKINGS.

         (1)......Registrant undertakes to suspend the offering of the shares of
Common Stock covered hereby until it amends its Prospectus contained herein if
(a) subsequent to the effective date of this

Registration Statement, its net asset value per share of Common Stock declines more than 10% from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (b) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

     (2)......Not applicable.

     (3)......Not applicable.

     (4)......Not applicable.

     (5)......Registrant undertakes that:

                    (a) For purposes of determining any liability under the
               Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

                    (b) For the purpose of determining any liability under the
               Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6)......Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 4th day of November, 2005.

                                      THE GREATER CHINA FUND, INC.
                                      (Registrant)

                                      By:  /s/ Ronald G.M. Watt
                                         -----------------------------------
                                         Ronald G.M. Watt
                                         President (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           Signatures                                     Title                                   Date
              *
------------------------------
      Richard B. Bradley                Chairman of Board and Director                      November 4, 2005

              *
------------------------------
       Edward Y. Baker                  Chairman of Audit Committee and Director            November 4, 2005

              *
------------------------------
         John A. Bult                   Director                                            November 4, 2005

              *
------------------------------
       John A. Hawkins                  Director                                            November 4, 2005

              *
------------------------------
       C. William Maher                 Director                                            November 4, 2005

              *
------------------------------
     Jonathan J.K. Taylor               Director                                            November 4, 2005

              *
------------------------------
        Tak Lung Tsim                   Director                                            November 4, 2005

    /s/ Ronald G.M. Watt
------------------------------
       Ronald G.M. Watt                 President (Principal Executive Officer)             November 4, 2005

   /s/ Joseph T. Malone
------------------------------
       Joseph T. Malone                 Treasurer and Secretary (Principal                  November 4, 2005
                                        Financial and Accounting Officer)

* Signed by Joseph T. Malone pursuant to the power of attorney.

/s/ Joseph T. Malone
------------------------------
Joseph T. Malone

                                       S-2